KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-BLUE CHIP GROWTH FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

     Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-BLUE CHIP GROWTH FUND
      The line graph on the right illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

      For the one-year period ended December 31, 2000, the value of VIF-Blue Chip Growth shares declined 23.24%. This compares to the return of the S&P 500 Index, which fell 9.10% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The fund's underperformance relative to its benchmark reflects widespread weakness in the technology sector, as well as the fund's strategy of running a concentrated portfolio focused on high-growth names. Early in the year, investors rewarded this approach, spurring dramatic moves in many holdings in technology, communications, and other top growth areas. One standout early on and throughout the year for the fund was optical equipment leader Corning, which outpaced both the S&P 500 and the tech-heavy Nasdaq Composite Index.

      The fund's performance was also affected by a decision made in the third quarter to decrease the health care weighting and reposition proceeds in attractively valued technology shares. Although November proved a poor month for stocks, the market experienced a marked resurgence in the first two weeks of December, led by technology shares. Unfortunately, the recovery wasn't sustained, and investors deserted growth stocks amid mounting evidence of an economic slowdown. In many cases, the selling was overdone, ignoring underlying company and industry fundamentals.

      Although the fund declined for the period, certain health care and financial services holdings were strong performers. King Pharmaceuticals made a significant move following FDA approval of its hypertension drug, Altace, which prevents strokes and heart attacks. One standout in the financial services sector was international powerhouse Citigroup Inc, which has strong footholds in both lending and fee-based businesses.

--------------------------------------------------------------------------------
                            VIF-BLUE CHIP GROWTH FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00 (1)

1 year                                              (23.24%)
--------------------------------------------------------------------------------
3 years                                              11.28%
--------------------------------------------------------------------------------
Since inception (8/97)                               12.24%
--------------------------------------------------------------------------------

      Looking ahead, the Fed's recent shift to an expansionary monetary policy portends declining interest rates in 2001 -- a prospect that could spur a deserved rebound in the portfolio's high-quality technology issues. We remain confident that our companies are well positioned to benefit from powerful growth trends we expect to remain in place for a long time to come.

LINE GRAPH:   VIF - BLUE CHIP GROWTH FUND

This line graph compares the value of a $10,000 investment in VIF - Blue Chip Growth Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Blue Chip Growth Fund         S&P 500 Index(2)

8/97        $10,000                             $10,000
12/97       $10,690                             $10,850
12/98       $14,858                             $13,953
12/99       $19,192                             $16,887
12/00       $14,731                             $15,351

FUND MANAGEMENT

TRENT E. MAY, CFA
     Senior Vice President, INVESCO Funds Group. BS, Florida Institute of Technology; MBA, Rollins College. Joined INVESCO in 1996. Began investment career in 1991.

DOUGLAS J. MCELDOWNEY, CFA, CPA
     Vice President, INVESCO Funds Group. BA, University of Kentucky; MBA, Rollins College. Joined INVESCO in 1999. Began investment career in 1984.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000


%     DESCRIPTION                                       SHARES          VALUE
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
100.00 COMMON STOCKS
2.52  BIOTECHNOLOGY--HEALTH CARE
      Genentech Inc(a)                                     600  $      48,900
      MedImmune Inc(a)                                     900         42,919
================================================================================
                                                                       91,819
0.95  BROADCASTING
      General Motors Class H Shrs(a)                     1,500         34,500
================================================================================
5.05  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                        900         73,125
      JDS Uniphase(a)                                      700         29,181
      QUALCOMM Inc(a)                                      700         57,531
      Research in Motion Ltd(a)                            300         24,000
================================================================================
                                                                      183,837
7.54  COMPUTER SOFTWARE & SERVICES
      BEA Systems(a)                                       800         53,850
      Intuit Inc(a)                                        800         31,550
      i2 Technologies(a)                                 1,530         83,194
      Microsoft Corp(a)                                  1,430         62,026
      Oracle Corp(a)                                     1,500         43,594
================================================================================
                                                                      274,214
1.51  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                    600         55,087
================================================================================
2.15  COMPUTERS-- HARDWARE
      Sun Microsystems(a)                                2,800         78,050
================================================================================
10.63 COMPUTERS--NETWORKING
      Cisco Systems(a)                                   3,200        122,400
      Extreme Networks(a)                                1,400         54,775
      Juniper Networks(a)                                  600         75,638
      Redback Networks(a)                                  900         36,900
      Sycamore Networks(a)                               2,600         96,850
================================================================================
                                                                      386,563
9.03  COMPUTERS--PERIPHERALS
      EMC Corp(a)                                        2,100        139,650
      Palm Inc(a)                                        6,666        188,731
================================================================================
                                                                      328,381
11.79 ELECTRONICS--SEMICONDUCTORS
      Analog Devices(a)                                  1,000         51,187
      Applied Micro Circuits(a)                            900         67,542
      Cypress Semiconductor(a)                           1,900         37,406
      Maxim Integrated Products(a)                       2,490        119,053
      SDL Inc(a)                                           600         88,913
      Xilinx Inc(a)                                      1,400         64,575
================================================================================
                                                                      428,676
9.15  ENTERTAINMENT
      America Online(a)                                  9,040        314,592
      Yahoo! Inc(a)                                        600         18,038
================================================================================
                                                                      332,630

%     DESCRIPTION                                       SHARES          VALUE
--------------------------------------------------------------------------------
1.80  EQUIPMENT--SEMICONDUCTOR
      Applied Materials(a)                                 300  $      11,456
      Novellus Systems(a)                                1,500         53,906
================================================================================
                                                                       65,362
4.57  FINANCIAL--DIVERSIFIED
      Citigroup Inc                                      3,253        166,106
================================================================================
6.23  HEALTH CARE DRUGS--PHARMACEUTICALS
      Forest Laboratories(a)                               200         26,575
      King Pharmaceuticals(a)                              600         31,013
      Pfizer Inc                                         3,675        169,050
================================================================================
                                                                      226,638
5.95  INVESTMENT BANK/BROKER FIRM
      Merrill Lynch & Co                                 1,300         88,644
      Schwab (Charles) Corp                              4,500        127,688
================================================================================
                                                                      216,332
7.19  MANUFACTURING--DIVERSIFIED
      Corning Inc                                        4,950        261,422
================================================================================
0.50  RETAIL--BUILDING SUPPLIES
      Home Depot                                           397         18,138
================================================================================
3.72  RETAIL--SPECIALTY
      eBay Inc(a)                                        4,100        135,300
================================================================================
3.31  SERVICES--COMPUTER SYSTEMS
      Ariba Inc(a)                                       1,200         64,350
      VeriSign Inc(a)                                      757         56,160
================================================================================
                                                                      120,510
2.38  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)              3,500         86,625
================================================================================
4.03  TELECOMMUNICATIONS--LONG DISTANCE
      Exodus Communications(a)                           1,800         36,000
      Qwest Communications International(a)              2,700        110,700
================================================================================
                                                                      146,700
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $4,488,142)
       (Cost for Income Tax Purposes $4,658,129)                $   3,636,890
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                        $  4,488,142
================================================================================
 At Value                                                        $  3,636,890
Cash                                                                   17,870
Receivables:
  Investment Securities Sold                                           69,120
  Fund Shares Sold                                                     19,219
Prepaid Expenses and Other Assets                                         487
================================================================================
TOTAL ASSETS                                                        3,743,586
================================================================================
LIABILITIES
Payable for Fund Shares Repurchased                                       268
Accrued Expenses and Other Payables                                     2,102
================================================================================
TOTAL LIABILITIES                                                       2,370
================================================================================
NET ASSETS AT VALUE                                              $  3,741,216
================================================================================
NET ASSETS
Paid-in Capital(a)                                               $  4,901,951
Accumulated Undistributed Net Investment Loss                             (33)
Accumulated Undistributed Net Realized Loss
  on Investment Securities                                           (309,450)
Net Depreciation of Investment Securities                            (851,252)
================================================================================
NET ASSETS AT VALUE                                              $  3,741,216
================================================================================
Shares Outstanding                                                    269,814
NET ASSET VALUE, Offering and Redemption Price per Share         $      13.87
================================================================================

(a)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Blue Chip Growth Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      3,277
Interest                                                               24,369
================================================================================
  TOTAL INCOME                                                         27,646
================================================================================
EXPENSES
Investment Advisory Fees                                               25,453
Administrative Services Fees                                           16,536
Custodian Fees and Expenses                                            11,015
Directors' Fees and Expenses                                            9,087
Professional Fees and Expenses                                         16,096
Registration Fees and Expenses                                             33
Reports to Shareholders                                                 2,960
Transfer Agent Fees                                                     5,000
Other Expenses                                                            507
================================================================================
  TOTAL EXPENSES                                                       86,687
  Fees and Expenses Absorbed by Investment Adviser                    (31,083)
  Fees and Expenses Paid Indirectly                                   (10,513)
================================================================================
     NET EXPENSES                                                      45,091
================================================================================
NET INVESTMENT LOSS                                                   (17,445)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (303,105)
Change in Net Depreciation of Investment Securities                (1,088,814)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                  (1,391,919)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (1,409,364)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BLUE CHIP GROWTH FUND

                                                       YEAR ENDED  DECEMBER 31
--------------------------------------------------------------------------------
                                                             2000         1999
OPERATIONS
Net Investment Loss                                   $   (17,445) $    (2,269)
Net Realized Gain (Loss) on Investment Securities        (303,105)      76,229
Change in Net Appreciation (Depreciation)
  of Investment Securities                             (1,088,814)     138,346
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  (1,409,364)     212,306
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities                (79,745)    (13,856)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           4,177,449      464,451
Reinvestment of Distributions                              79,745       13,856
================================================================================
                                                        4,257,194      478,307
Amounts Paid for Repurchases of Shares                    (58,878)     (15,632)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                               4,198,316      462,675
================================================================================
TOTAL INCREASE IN NET ASSETS                            2,709,207      661,125
NET ASSETS
Beginning of Period                                     1,032,009      370,884
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($33) and ($9), respectively)                       $ 3,741,216  $ 1,032,009
================================================================================

         --------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                               211,717       30,520
Shares Issued from Reinvestment of Distributions            5,392          798
================================================================================
                                                          217,109       31,318
Shares Repurchased                                         (3,223)        (990)
================================================================================
NET INCREASE IN FUND SHARES                               213,886       30,328
================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (the "Fund", presented herein), Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

C. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $84,664 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $34,027 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $1 from accumulated undistributed net realized loss on investment securities to paid-in capital and reclassified $17,421 from paid-in capital to accumulated undistributed net investment loss. Net investment loss, net realized losses and net assets were not affected.

E. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.85% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $8,005,205 and $3,854,185, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $125,682 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $1,146,921, resulting in net depreciation of $1,021,239.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 2000.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Blue Chip Growth Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 25, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/PricewaterhouseCoopers
-------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND
-----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 PERIOD
                                                                                 ENDED
                                                       YEAR ENDED DECEMBER 31    DECEMBER 31
-----------------------------------------------------------------------------------------------
                                                   2000        1999       1998      1997(a)
PER SHARE DATA
Net Asset Value--Beginning of Period         $    18.45  $    14.49  $   10.69  $  10.00
===============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   (0.11)      (0.00)      0.00      0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (4.16)       4.21       4.14      0.64
===============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (4.27)       4.21       4.14      0.69
===============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.00        0.00       0.04      0.00
Distributions from Capital Gains                   0.31        0.25       0.01      0.00
In Excess of Capital Gains                         0.00        0.00       0.29      0.00
===============================================================================================
TOTAL DISTRIBUTIONS                                0.31        0.25       0.34      0.00
===============================================================================================
Net Asset Value--End of Period               $    13.87  $    18.45  $   14.49  $  10.69
===============================================================================================

TOTAL RETURN(d)                                  (23.24%)     29.17%     38.99%     6.90%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)     $    3,741  $    1,032  $     371  $    266
Ratio of Expenses to Average Net Assets(f)(g)      1.85%       1.87%      1.57%     0.29%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                           (0.58%)     (0.38%)    (0.07%)    1.45%(h)
Portfolio Turnover Rate                             148%        114%        78%       12%(e)

(a)From August 25, 1997, commencement of investment operations, to December 31, 1997.
(b)The per share information was computed using average shares for the year ended December 31, 2000.
(c)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 1999 and 1998.
(d)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e)Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.88%, 8.99%, 12.04% and 28.76% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.61%), (7.50%), (10.54%) and (27.02%) (annualized), respectively.
(g)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(h)Annualized

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND












                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

      Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-DYNAMICS FUND
      The line graph on the right illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

      For the one-year period ended December 31, 2000, the value of VIF-Dynamics Fund shares declined by 3.55%, underperforming the S&P MidCap 400 Index, which rose 17.50% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Throughout this period, we adhered to our long-term strategy of investing in leading growth companies with solid earnings potential. At the same time, we maintained our diversification, seeking out growth trends across the economy -- not simply in the technology and communications sectors.

      Our energy holdings gained support from growing recognition that dwindling oil and gas inventories foretell a new age of exploration and increased production. Our focus on oil services led us to companies such as Nabors Industries, an oil and natural gas drilling contractor, and Cooper Cameron, a manufacturer of oil and gas pressure equipment. Both were strong performers over the period.

We also found opportunities with leading pharmaceutical manufacturers, as well as generic drug manufacturers poised to benefit from expiring patents on a number of high profile compounds. One contributor was Forest Laboratories, which continues to report robust earnings supported by its blockbuster antidepressant drug, Celexa.

      Disappointments in the portfolio landed squarely in the technology sector. The fund's large exposure to communications equipment makers proved especially troublesome, as concerns over a slowdown in spending by carriers and financing problems for start-ups decimated valuations across the sector. But not all of the fund's technology holdings hindered performance. In particular, one of our top-performing holdings of the year was CIENA Corp, which makes both hardware and software for optical networks. CIENA is capitalizing on the tremendous demand for high-speed data communications.

--------------------------------------------------------------------------------
                                VIF-DYNAMICS FUND
                 AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00 (1)

1 year                                              (3.55%)
--------------------------------------------------------------------------------
3 years                                             21.44%
--------------------------------------------------------------------------------
Since inception (8/97)                              20.18%
--------------------------------------------------------------------------------


      Going forward, we will continue to focus on companies we believe can meet expectations and provide favorable guidance for the first half of 2001. Given uncertainty over the timing of a market recovery, we will retain a balanced sector weighting and limit large positions in individual companies. Nevertheless, we see tremendous long-term prospects for companies supplying
Internet and data network infrastructure and will continue to look for opportunities in this area.

LINE GRAPH: VIF - DYNAMICS FUND

     This line graph compares the value of a $10,000 investment in VIF - Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Dynamics Fund                 S&P MidCap 400 Index(2)

8/97        $10,000                             $10,000
12/97       $10,340                             $10,663
12/98       $12,341                             $12,701
12/99       $19,202                             $14,570
12/00       $18,521                             $17,120



FUND MANAGEMENT

TIMOTHY J. MILLER,
     CFA  Chief  Investment  Officer,  INVESCO  Funds  Group.  BSBA,  St.  Louis
University;   MBA,  University  of  Missouri.  Joined  INVESCO  in  1992.  Began
investment career in 1979.

     THOMAS R.  WALD,
     CFA Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE STOCKS OF 400 MEDIUM-SIZED COMPANIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
96.81 COMMON STOCKS
1.66  BANKS--REGIONAL
      Banknorth Group                                   26,900  $     536,319
      National Commerce Bancorp                          9,400        232,650
      Northern Trust                                    17,480      1,425,713
      Synovus Financial                                 12,000        323,250
      TCF Financial                                      7,800        347,588
================================================================================
                                                                    2,865,520
7.64  BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                    13,800        815,062
      Affymetrix Inc(a)                                 18,600      1,384,537
      Applera Corp-Applied Biosystems Group             19,400      1,824,812
      COR Therapeutics(a)                                7,900        277,981
      Gilead Sciences(a)                                13,300      1,103,069
      Human Genome Sciences(a)                          14,200        984,237
      ImClone Systems(a)                                16,850        741,400
      Inhale Therapeutic Systems(a)                     25,800      1,302,900
      Medarex Inc(a)                                     9,400        383,050
      MedImmune Inc(a)                                  23,700      1,130,194
      Millennium Pharmaceuticals(a)                     25,580      1,582,763
      Protein Design Labs(a)                            18,800      1,633,250
================================================================================
                                                                   13,163,255
1.34  BROADCASTING
      EchoStar Communications Class A Shrs(a)           36,380        827,645
      Entercom Communications(a)                        28,300        974,581
      Hispanic Broadcasting(a)                          19,640        500,820
================================================================================
                                                                    2,303,046
1.40  CABLE
      Cablevision Systems Class A Shrs(a)               16,970      1,441,389
      USA Networks(a)                                   50,020        972,264
================================================================================
                                                                    2,413,653
4.25  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                     28,430      2,309,937
      Comverse Technology(a)                            18,900      2,053,012
      Corvis Corp(a)                                     9,000        214,312
      Finisar Corp(a)                                   16,000        464,000
      Metasolv Software(a)                               9,600         87,600
      Newport Corp                                       6,900        542,405
      Research in Motion Ltd(a)                         20,600      1,648,000
================================================================================
                                                                    7,319,266
11.82 COMPUTER SOFTWARE & SERVICES
      Adobe Systems                                     20,800      1,210,300
      Art Technology Group(a)                           30,000        916,875
      BEA Systems(a)                                    39,000      2,625,187
      InfoSpace Inc(a)                                  36,675        324,346
      Inktomi Corp(a)                                   18,350        328,006
      Internap Network Services(a)                      29,090        210,902
      Intuit Inc(a)                                     40,720      1,605,895
      i2 Technologies(a)                                32,890      1,788,394
      Liberate Technologies(a)                          26,800        365,150
      Macromedia Inc(a)                                 18,200      1,105,650

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Mercury Interactive(a)                            17,520  $   1,581,180
      Micromuse Inc(a)                                  12,200        736,384
      Openwave Systems(a)                               16,611        796,290
      Peregrine Systems(a)                              30,600        604,350
      Quest Software(a)                                 18,300        513,544
      Rational Software(a)                              40,500      1,576,969
      Siebel Systems(a)                                 21,540      1,456,643
      TIBCO Software(a)                                 25,800      1,236,788
      Vignette Corp(a)                                  37,900        682,200
      webMethods Inc(a)                                  8,000        711,500
================================================================================
                                                                   20,376,553
1.99  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                 24,560      2,254,915
      CacheFlow Inc(a)                                  14,600        249,112
      McDATA Corp(a)                                    17,000        930,750
================================================================================
                                                                    3,434,777
3.09  COMPUTERS--NETWORKING
      Emulex Corp(a)                                    21,000      1,678,687
      Extreme Networks(a)                               24,960        976,560
      Network Appliance(a)                               7,880        505,798
      ONI Systems(a)                                    21,200        838,725
      Redback Networks(a)                               16,560        678,960
      Sycamore Networks(a)                              17,500        651,875
================================================================================
                                                                    5,330,605
1.29  COMPUTERS--PERIPHERALS
      Handspring Inc(a)                                  8,900        346,544
      NVIDIA Corp(a)                                    12,700        416,123
      Palm Inc(a)                                       51,900      1,469,419
================================================================================
                                                                    2,232,086
1.56  CONSUMER FINANCE
      Countrywide Credit Industries                     21,700      1,090,425
      USA Education                                     23,500      1,598,000
================================================================================
                                                                    2,688,425
1.38  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                  19,180        546,630
      Molex Inc                                         27,137        963,364
      Sanmina Corp(a)                                   11,260        862,798
================================================================================
                                                                    2,372,792
8.41  ELECTRONICS--SEMICONDUCTORS
      Altera Corp(a)                                    29,380        773,061
      Analog Devices(a)                                 12,900        660,319
      Applied Micro Circuits(a)                         25,800      1,936,209
      GlobeSpan Inc(a)                                  30,450        837,375
      Integrated Device Technology(a)                   14,500        480,312
      Linear Technology                                 26,780      1,238,575
      Maxim Integrated Products(a)                      26,060      1,245,994
      Microchip Technology(a)                           12,455        273,232
      Micron Technology(a)                              13,600        482,800
      QLogic Corp(a)                                     4,600        354,200
      SDL Inc(a)                                        10,460      1,550,041
      TranSwitch Corp(a)                                54,800      2,144,050
      Vitesse Semiconductor(a)                          24,720      1,367,325
      Xilinx Inc(a)                                     24,890      1,148,051
================================================================================
                                                                   14,491,544

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.44  ENTERTAINMENT
      Gemstar-TV Guide International(a)                 16,340  $     753,683
================================================================================
3.37  FINANCIAL--DIVERSIFIED
      Ambac Financial Group                             34,500      2,011,781
      Capital One Financial                              9,500        625,219
      Edwards (AG) Inc                                  24,500      1,162,219
      Providian Financial                               13,800        793,500
      Sun Life Financial Services of Canada             45,500      1,211,569
================================================================================
                                                                    5,804,288
2.06  GAMING
      Harrah's Entertainment(a)                         81,940      2,161,167
      MGM Mirage                                        49,420      1,393,026
================================================================================
                                                                    3,554,193
1.62  HEALTH CARE--MEDICAL EQUIPMENT & DEVICES
      Genzyme Corp-General Division(a)                  20,900      1,879,694
      St Jude Medical(a)                                 8,500        522,219
      Varian Medical Systems(a)                          5,800        394,038
================================================================================
                                                                    2,795,951
1.25  HEALTH CARE--SERVICES
      Bergen Brunswig Class A Shrs                      50,200        794,666
      First Health Group(a)                              9,300        433,031
      UnitedHealth Group                                15,000        920,625
================================================================================
                                                                    2,148,322
8.23  HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                      26,100      2,526,806
      ALZA Corp(a)                                      53,700      2,282,250
      AmeriSource Health Class A Shrs(a)                 3,200        161,600
      Andrx Group(a)                                    23,500      1,360,062
      Forest Laboratories(a)                            29,350      3,899,881
      King Pharmaceuticals(a)                           44,350      2,292,341
      Teva Pharmaceutical Industries Ltd Sponsored
        ADR Representing Ord Shrs                       22,700      1,662,775
================================================================================
                                                                   14,185,715
1.19  INSURANCE--LIFE & HEALTH
      John Hancock Financial Services                   54,300      2,043,037
================================================================================
0.87  INSURANCE--MULTI-LINE
      Radian Group                                      19,900      1,493,744
================================================================================
1.61  INSURANCE--PROPERTY & CASUALTY
      MGIC Investment                                   24,800      1,672,450
      PMI Group                                         16,300      1,103,306
================================================================================
                                                                    2,775,756
4.25  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                      13,500        684,281
      Federated Investors Class B Shrs                  15,200        442,700
      Legg Mason                                        24,500      1,335,250
      Lehman Brothers Holdings                          16,240      1,098,230
      Price (T Rowe) Associates                         37,700      1,593,414
      Waddell & Reed Financial
        Class A Shrs                                    28,513      1,072,802
        Class B Shrs                                    29,429      1,103,588
================================================================================
                                                                    7,330,265

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
4.47  OIL & GAS--DRILLING & EQUIPMENT
      Cooper Cameron(a)                                 24,575  $   1,623,486
      Grant Prideco(a)                                  11,290        247,674
      Nabors Industries(a)                              30,025      1,775,979
      Noble Drilling(a)                                 34,490      1,498,159
      Santa Fe International                            25,780        826,571
      Smith International(a)                            23,150      1,726,122
================================================================================
                                                                    7,697,991
1.94  OIL & GAS--EXPLORATION & PRODUCTION
      Anadarko Petroleum                                18,820      1,337,726
      Apache Corp                                       28,565      2,001,335
================================================================================
                                                                    3,339,061
0.59  OIL WELL EQUIPMENT & SERVICES
      BJ Services(a)                                    14,750      1,015,906
================================================================================
0.18  PERSONAL CARE
      Estee Lauder Class A Shrs                          7,020        307,564
================================================================================
0.92  RETAIL--COMPUTERS & ELECTRONICS
      CDW Computer Centers(a)                           10,000        278,750
      RadioShack Corp                                   30,390      1,301,072
================================================================================
                                                                    1,579,822
0.99  RETAIL--DEPARTMENT STORES
      Kohl's Corp(a)                                    28,100      1,714,100
================================================================================
1.02  RETAIL--SPECIALTY
      Dollar Tree Stores(a)                             21,000        514,500
      eBay Inc(a)                                       37,600      1,240,800
================================================================================
                                                                    1,755,300
0.43  SAVINGS & LOAN COMPANIES
      Charter One Financial                              7,700        222,337
      Golden West Financial                              7,600        513,000
================================================================================
                                                                      735,337
3.14  SERVICES--ADVERTISING & MARKETING
      Interpublic Group                                 14,400        612,900
      Lamar Advertising Class A Shrs(a)                 15,400        594,344
      Omnicom Group                                     18,530      1,535,674
      TMP Worldwide(a)                                  25,800      1,419,000
      WPP Group PLC                                     95,860      1,248,666
================================================================================
                                                                    5,410,584
1.00  SERVICES--COMMERCIAL & CONSUMER
      Robert Half International(a)                      64,900      1,719,850
================================================================================
3.16  SERVICES--COMPUTER SYSTEMS
      Ariba Inc(a)                                      24,000      1,287,000
      BISYS Group(a)                                    25,700      1,339,613
      Commerce One(a)                                   28,500        721,406
      DiamondCluster International Class A Shrs(a)      12,700        387,350
      Proxicom Inc(a)                                   38,100        157,163
      Sapient Corp(a)                                   24,460        291,991
      VeriSign Inc(a)                                   16,960      1,258,220
================================================================================
                                                                    5,442,743

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.86  SERVICES--DATA PROCESSING
      CSG Systems International(a)                      10,800  $     506,925
      SEI Investments                                    8,760        981,120
================================================================================
                                                                    1,488,045
1.25  SERVICES--PAYROLL PROCESSING
      Paychex Inc                                       44,475      2,162,597
================================================================================
1.34  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Aether Systems(a)                                 11,300        442,112
      Crown Castle International(a)                     19,220        520,141
      Nextel Partners Class A Shrs(a)                   51,100        859,119
      Western Wireless Class A Shrs(a)                  12,380        485,141
================================================================================
                                                                    2,306,513
1.07  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                             14,150        315,059
      Exodus Communications(a)                          67,160      1,343,200
      Level 3 Communications(a)                          5,800        190,312
================================================================================
                                                                    1,848,571
3.73  TELEPHONE
      Amdocs Ltd(a)                                     23,250      1,540,313
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       6,320        554,580
      McLeodUSA Inc Class A Shrs(a)                    106,180      1,499,793
      Time Warner Telecom Class A Shrs(a)               32,700      2,074,406
      XO Communications Class A Shrs(a)                 43,100        767,719
================================================================================
                                                                    6,436,811
      TOTAL COMMON STOCKS (Cost $181,097,218)                     166,837,271
================================================================================
3.19  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/29/2000 due 1/2/2001 at 5.900%,
        repurchased at $5,495,600 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value $5,606,351)
        (Cost $5,492,000)                       $    5,492,000      5,492,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $186,589,218)
       (Cost for Income Tax Purposes $187,932,788)              $ 172,329,271
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                     DYNAMICS
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $186,589,218
================================================================================
  At Value(a)                                                    $172,329,271
Receivables:
  Investment Securities Sold                                        1,230,214
  Fund Shares Sold                                                  2,537,908
  Dividends and Interest                                               54,263
Prepaid Expenses and Other Assets                                       6,530
================================================================================
TOTAL ASSETS                                                      176,158,186
================================================================================
LIABILITIES
Payables:
  Custodian                                                           292,281
  Fund Shares Repurchased                                           5,252,626
Accrued Expenses and Other Payables                                     3,738
================================================================================
TOTAL LIABILITIES                                                   5,548,645
================================================================================
NET ASSETS AT VALUE                                              $170,609,541
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $198,852,393
Accumulated Undistributed Net Investment Loss                            (471)
Accumulated Undistributed Net Realized
  Loss on Investment Securities
  and Foreign Currency Transactions                               (13,982,440)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                               (14,259,941)
================================================================================
NET ASSETS AT VALUE                                              $170,609,541
================================================================================
Shares Outstanding                                                  9,371,137
NET ASSET VALUE, Offering and Redemption Price per Share         $      18.21
================================================================================


(a)Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $5,492,000.

(b)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Dynamics Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000
                                                                     DYNAMICS
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    160,701
Dividends from Affiliated Investment Companies                        156,570
Interest                                                              706,503
  Foreign Taxes Withheld                                               (1,678)
================================================================================
  TOTAL INCOME                                                      1,022,096
================================================================================
EXPENSES
Investment Advisory Fees                                              928,420
Administrative Services Fees                                          338,042
Custodian Fees and Expenses                                            40,935
Directors' Fees and Expenses                                           11,915
Professional Fees and Expenses                                         19,039
Registration Fees and Expenses                                            451
Reports to Shareholders                                                12,237
Transfer Agent Fees                                                     5,000
Other Expenses                                                          2,798
  TOTAL EXPENSES                                                    1,358,837
  Fees and Expenses Absorbed by Investment Adviser                     (1,028)
  Fees and Expenses Paid Indirectly                                   (39,546)
================================================================================
     NET EXPENSES                                                   1,318,263
================================================================================
NET INVESTMENT LOSS                                                  (296,167)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                           (13,715,468)
  Foreign Currency Transactions                                       (15,165)
================================================================================
     Total Net Realized Loss                                      (13,730,633)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                           (19,151,895)
  Foreign Currency Transactions                                           445
================================================================================
     Total Net Depreciation                                       (19,151,450)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                   (32,882,083)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(33,178,250)
================================================================================

See Notes to Financial Statements

STATEMENT IN CHANGES OF NET ASSETS
DYNAMICS FUND

                                                         YEAR ENDED DECEMBER 31
                                                          2000             1999
--------------------------------------------------------------------------------
OPERATIONS
Net Investment Income (Loss)                           $  (296,167)  $    1,732
Net Realized Loss on Investment Securities and
  Foreign Currency Transactions                        (13,730,633)     (66,357)
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                                (19,151,450)   4,831,517
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  (33,178,250)   4,766,892
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                            0       (1,730)
In Excess of Net Investment Income                               0       (4,078)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                       (177,322)           0
================================================================================
TOTAL DISTRIBUTIONS                                       (177,322)      (5,808)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                          344,065,112   34,477,477
Reinvestment of Distributions                              177,322        5,808
================================================================================
                                                       344,242,434   34,483,285
Amounts Paid for Repurchases of Shares                (169,944,328)  (9,885,578)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                              174,298,106   24,597,707
================================================================================
TOTAL INCREASE IN NET ASSETS                           140,942,534   29,358,791
NET ASSETS
Beginning of Period                                     29,667,007      308,216
================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income
  (Loss) of ($471) and ($16), respectively)           $170,609,541  $29,667,007
================================================================================

        ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             16,283,356    2,115,404
Shares Issued from Reinvestment of Distributions            10,425          350
================================================================================
                                                        16,293,781    2,115,754
Shares Repurchased                                      (8,492,688)    (571,073)
================================================================================
NET INCREASE IN FUND SHARES                              7,801,093    1,544,681
================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund (the "Fund", presented herein), Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek appreciation of capital. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2000, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $8,020,977 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $4,617,893 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

For the year ended December 31, 2000, the Fund reclassified $609 from accumulated undistributed net realized loss on investment securities to paid-in capital, reclassified $661 from accumulated undistributed net investment loss to accumulated undistributed net realized loss on investment securities and reclassified $296,373 from paid-in capital to accumulated undistributed net investment loss. Net investment loss, net realized losses and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average nets assets in excess of $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $237,175,463 and $62,960,249, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $19,758,816 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $35,362,333, resulting in net depreciation of $15,603,517.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $455. Unfunded accrued pension costs of $0 and pension liability of $469 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Dynamics Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 25, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

DYNAMICS FUND
-----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 PERIOD
                                                                                 ENDED
                                                       YEAR ENDED DECEMBER 31    DECEMBER 31
-----------------------------------------------------------------------------------------------
                                                   2000        1999       1998      1997(a)

PER SHARE DATA
Net Asset Value--Beginning of Period         $    18.90  $    12.15  $   10.34  $  10.00
===============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                   (0.00)       0.00      (0.00)     0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (0.67)       6.75       1.98      0.32
===============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (0.67)       6.75       1.98      0.34
===============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)            0.00        0.00       0.02      0.00
In Excess of Net Investment Income(c)              0.00        0.00       0.00      0.00
Distributions from Capital Gains                   0.00        0.00       0.15      0.00
In Excess of Capital Gains                         0.02        0.00       0.00      0.00
===============================================================================================
TOTAL DISTRIBUTIONS                                0.02        0.00       0.17      0.00
===============================================================================================
Net Asset Value--End of Period               $    18.21  $    18.90  $   12.15  $  10.34
===============================================================================================

TOTAL RETURN(d)                                   (3.55%)     55.60%     19.35%     3.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)     $  170,610  $   29,667  $     308  $    257
Ratio of Expenses to Average Net Assets(f)(g)      1.09%       1.26%      1.45%     0.52%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                           (0.24%)      0.04%     (0.64%)    0.63%(h)
Portfolio Turnover Rate                              58%         70%        55%       28%(e)

(a)From August 25, 1997, commencement of investment operations, through December, 31 1997.
(b)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 2000, 1999 and 1998.
(c)Distributions from net investment income and in excess of net investment income aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(d)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e)Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09%, 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.24%), (0.95%), (13.95%) and (33.03%) (annualized), respectively.
(g)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements
   (which may include custodian fees).
(h)Annualized

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-EQUITY INCOME FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

      Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-EQUITY INCOME FUND
      The line graph below illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:  VIF-EQUITY INCOME FUND

This line graph compares the value of a $10,000 investment in VIF - Equity Income Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the Lehman Government/ Corporate Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

                                                                  Lehman Government/
            VIF - Equity Income Fund      S&P 500 Index(2)        Corporate Bond Index
8/94        $10,000                       $10,000                 $10,000
12/94       $10,123                       $ 9,754                 $ 9,885
12/95       $13,084                       $13,415                 $11,787
12/96       $15,999                       $16,493                 $12,129
12/97       $20,505                       $21,994                 $13,312
12/98       $23,642                       $28,284                 $14,573
12/99       $27,151                       $34,232                 $14,260
12/00       $28,472                       $31,117                 $15,950

      For the one-year period ended December 31, 2000, VIF-Equity Income Fund shares gained 4.87% compared to a 9.10% drop in the S&P 500 Index and a 11.85% rise in the Lehman Government/Credit Bond Index. (Of course, past performance is not a guarantee of future results.) (1),(2)

      Despite a difficult market environment, the fund earned a solid gain for the year overall, bypassing both its benchmark and its peer group. The fund's ability to minimize downside risk reflects our focus on individual stock selection and our broad diversification across all 11 sectors of the S&P 500 Index.

--------------------------------------------------------------------------------
                             VIF-EQUITY INCOME FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00 (1)

1 year                                     4.87%
--------------------------------------------------------------------------------
3 years                                   11.56%
--------------------------------------------------------------------------------
5 years                                   16.83%
--------------------------------------------------------------------------------
Since inception (8/94)                    17.78%
--------------------------------------------------------------------------------

      In particular, our performance was aided by solid gains in a number of our financial services and energy holdings. In these sectors, our focus has been on companies with solid business fundamentals and an ability to expand their top-line revenue and earnings growth in any kind of environment. For example, in the financial services sector, Bank of New York is a leader in back office processing, a business less sensitive to interest rate fluctuations and credit concerns than traditional banking. The stock has been one of our best performers this year.

      Meanwhile, our drug stocks were in demand for their reliable earnings in both strong and soft economies. One standout was Merck & Co, which advanced after posting solid third-quarter results. In the energy sector, we focused on diversified companies benefiting from high demand, tight capacity and firm pricing power in both the oil and natural gas markets. Companies such as Apache Corp -- a global oil and natural gas exploration, development and production company -- are positioned to capitalize on an anticipated multiyear investment cycle.

      Performance by the fund's fixed-income holdings was mixed during the period. Treasury bonds were among the top-performing asset classes over the past year, benefiting from easing interest rate fears and the recent flight to quality. Our results were hindered, however, by our exposure to the high yield corporate bond market, which has been shadowed by concerns over liquidity and credit quality.

      While it is difficult to predict when we might see a resurgence in share prices, we are confident the fund is invested in the kind of holdings that can thrive, even in an economic downturn. We will continue to focus on well-managed companies enjoying market leadership, solid sales unit growth, and sustainable pricing power in a diverse group of economic sectors.

FUND MANAGEMENT

CHARLES P. MAYER (EQUITY)
     Senior Vice President and Director of Income Equity Investments, INVESCO Funds Group. BA, St. Peter's College; MBA, St. John's University. Joined INVESCO in 1993. Began investment career in 1969.

JERRY PAUL, CFA, CPA (FIXED-INCOME)
     Senior Vice President and Director of Fixed-Income Investments, INVESCO Funds Group. BBA, University of Iowa; MBA, University of Northern Iowa. Joined INVESCO in 1994. Began investment career in 1976.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
EQUITY INCOME FUND
85.05 COMMON STOCKS
1.51  AEROSPACE & DEFENSE
      Northrop Grumman                                  23,000  $   1,909,000
================================================================================
0.47  AGRICULTURAL PRODUCTS
      Monsanto Co(a)                                    21,900        592,669
================================================================================
1.08  AIR FREIGHT
      UTI Worldwide(a)                                  67,800      1,364,475
================================================================================
0.74  ALUMINUM
      Alcoa Inc                                         28,000        938,000
================================================================================
1.35  AUTOMOBILES
      Ford Motor                                        30,243        708,820
      General Motors                                    19,800      1,008,562
================================================================================
                                                                    1,717,382
4.96  BANKS--MONEY CENTER
      Chase Manhattan                                   35,000      1,590,313
      Morgan (J P) & Co                                 15,600      2,581,800
      Wells Fargo & Co                                  37,900      2,110,556
================================================================================
                                                                    6,282,669
2.86  BANKS--REGIONAL
      Bank of New York                                  41,000      2,262,687
      Summit Bancorp                                    35,600      1,359,475
================================================================================
                                                                    3,622,162
1.86  BEVERAGES--ALCOHOLIC
      Anheuser-Busch Cos                                51,800      2,356,900
================================================================================
0.82  BIOTECHNOLOGY--HEALTH CARE
      Immunex Corp(a)                                   25,700      1,044,062
================================================================================
3.06  BROADCASTING
      EchoStar Communications Class A Shrs(a)           19,200        436,800
      Entravision Communications(a)                     90,000      1,653,750
      General Motors Class H Shrs(a)                    77,700      1,787,100
================================================================================
                                                                    3,877,650
0.66  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)     61,600        835,450
================================================================================
0.52  CHEMICALS
      Dow Chemical                                      18,200        666,575
================================================================================
0.92  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      Lucent Technologies                               22,000        297,000
      Nokia Corp Sponsored ADR Representing Ord Shrs    20,000        870,000
================================================================================
                                                                    1,167,000
0.83  COMPUTER SOFTWARE & SERVICES
      Microsoft Corp(a)                                 24,300      1,054,013
================================================================================
0.36  COMPUTER SYSTEMS
      Compaq Computer                                   30,000        451,500
================================================================================

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.27  COMPUTERS--NETWORKING
      Cisco Systems(a)                                  42,100  $   1,610,325
================================================================================
0.50  CONTAINERS--PAPER
      Temple-Inland Inc                                 11,900        638,138
================================================================================
1.09  ELECTRIC UTILITIES
      Duke Energy                                       10,000        852,500
      ScottishPower PLC Sponsored ADR Representing
        4 Ord Shrs                                      17,330        525,316
================================================================================
                                                                    1,377,816
1.68  ELECTRICAL EQUIPMENT
      General Electric                                  44,400      2,128,425
================================================================================
1.97  ELECTRONICS--SEMICONDUCTORS
      Intel Corp                                        40,000      1,202,500
      Maxim Integrated Products(a)                      27,000      1,290,937
================================================================================
                                                                    2,493,437
0.84  ENTERTAINMENT
      America Online(a)                                 30,700      1,068,360
================================================================================
1.88  FINANCIAL--DIVERSIFIED
      Citigroup Inc                                     46,566      2,377,776
================================================================================
4.76  FOODS
      General Mills                                     23,700      1,056,131
      Heinz (H J) Co                                    23,025      1,092,248
      Kellogg Co                                        58,100      1,525,125
      Quaker Oats                                       15,000      1,460,625
      Tasty Baking                                      64,250        900,143
================================================================================
                                                                    6,034,272
1.30  GAMING
      Harrah's Entertainment(a)                         29,600        780,700
      Park Place Entertainment(a)                       72,600        866,663
================================================================================
                                                                    1,647,363
7.08  HEALTH CARE DRUGS--PHARMACEUTICALS
      American Home Products                            40,000      2,542,000
      Merck & Co                                        25,900      2,424,887
      Pfizer Inc                                        38,500      1,771,000
      Pharmacia Corp                                    36,700      2,238,700
================================================================================
                                                                    8,976,587
3.04  INSURANCE--LIFE & HEALTH
      John Hancock Financial Services                   65,400      2,460,675
      MetLife Inc                                       40,000      1,400,000
================================================================================
                                                                    3,860,675
3.45  INSURANCE--MULTI-LINE
      Allmerica Financial                               60,300      4,371,750
================================================================================
0.13  INSURANCE--PROPERTY & CASUALTY
      Ohio Casualty                                     16,000        160,000
================================================================================
1.06  INVESTMENT BANKER/BROKER FIRM
      Morgan Stanley Dean Witter & Co                   17,000      1,347,250
================================================================================
2.49  INVESTMENT COMPANIES
      Stilwell Financial                                80,000      3,155,000
================================================================================

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
3.10  MANUFACTURING--DIVERSIFIED
      Corning Inc                                       20,000  $   1,056,250
      Illinois Tool Works                               21,100      1,256,769
      Minnesota Mining & Manufacturing                  13,400      1,614,700
================================================================================
                                                                    3,927,719
0.42  METALS MINING
      Phelps Dodge                                       9,600        535,800
================================================================================
1.56  NATURAL GAS
      Enron Corp                                        15,000      1,246,875
      National Fuel Gas                                 11,600        730,075
================================================================================
                                                                    1,976,950
4.25  OIL--INTERNATIONAL INTEGRATED
      BP Amoco PLC Sponsored ADR Representing
        6 Ord Shrs                                      30,000      1,436,250
      Exxon Mobil                                       23,700      2,060,419
      Phillips Petroleum                                12,000        682,500
      Royal Dutch Petroleum New York Registry
        1.25 Gldr Shrs                                  20,000      1,211,250
================================================================================
                                                                    5,390,419
3.15  OIL & GAS--EXPLORATION & PRODUCTION
      Apache Corp                                       32,000      2,242,000
      Unocal Corp                                       45,200      1,748,675
================================================================================
                                                                    3,990,675
1.49  OIL WELL EQUIPMENT & SERVICES
      Schlumberger Ltd                                  23,700      1,894,519
================================================================================
0.89  PAPER & FOREST PRODUCTS
      Bowater Inc                                       20,000      1,127,500
================================================================================
1.71  PERSONAL CARE
      Gillette Co                                       60,000      2,167,500
================================================================================
0.92  PUBLISHING
      McGraw-Hill Cos                                   20,000      1,172,500
================================================================================
0.87  RAILROADS
      Kansas City Southern Industries(a)                20,000        202,500
      Norfolk Southern                                  67,700        901,256
================================================================================
                                                                    1,103,756
1.35  RETAIL--COMPUTERS & ELECTRONICS
      RadioShack Corp                                   40,000      1,712,500
================================================================================
2.44  RETAIL--GENERAL MERCHANDISE
      Target Corp                                       53,800      1,735,050
      Wal-Mart Stores                                   25,500      1,354,688
================================================================================
                                                                    3,089,738
1.52  SAVINGS & LOAN COMPANIES
      Charter One Financial                             66,725      1,926,684
================================================================================
0.91  SERVICES--ADVERTISING & MARKETING
      Omnicom Group                                     14,000      1,160,250
================================================================================
0.58  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Crown Castle International(a)                     27,000        730,687
================================================================================

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.57  TELECOMMUNICATIONS--LONG DISTANCE
      AT&T Corp                                         17,800  $     308,163
      Qwest Communications International(a)             40,984      1,680,344
================================================================================
                                                                    1,988,507
3.78  TELEPHONE
      BellSouth Corp                                    30,000      1,228,125
      SBC Communications                                48,392      2,310,718
      Verizon Communications                            25,000      1,253,125
================================================================================
                                                                    4,791,968
      TOTAL COMMON STOCKS (Cost $92,405,019)                      107,814,353
================================================================================
10.68 FIXED INCOME SECURITIES
2.48  US GOVERNMENT OBLIGATIONS
      US Treasury Notes
        6.750%, 5/15/2005                           $  500,000        532,202
        6.625%, 5/31/2002                           $1,250,000      1,271,438
        6.000%, 8/15/2009                           $  250,000        263,871
        5.875%, 11/15/2004                          $  550,000        564,341
        5.625%, 5/15/2008                           $  500,000        513,585
================================================================================
      TOTAL US GOVERNMENT OBLIGATIONS
      (Amortized Cost $3,064,171)                                   3,145,437
================================================================================
0.13  US GOVERNMENT AGENCY OBLIGATIONS
      Resolution Funding, Generic Interest Strip,
        Zero Coupon, 4/15/2009
        (Amortized Cost $144,650)                   $  250,000        158,182
================================================================================
8.07  CORPORATE BONDS
0.28  BROADCASTING
      Chancellor Media of Los Angeles, Gtd Sr Sub
        Notes Series B, 8.125%, 12/15/2007          $  350,000        351,750
================================================================================
0.26  CABLE
      Comcast Cable Partners Ltd, Sr Discount Step-Up
        Deb Zero Coupon(b), 11/15/2007              $  300,000        255,000
      Renaissance Media Group LLC, Gtd Sr Discount
        Step-Up Notes Zero Coupon(b), 4/15/2008     $  100,000         68,375
================================================================================
                                                                      323,375
0.17  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      Asia Global Crossing, Sr Notes(c), 13.375%,
        10/15/2010                                  $  250,000        215,625
================================================================================
0.41  COMPUTERS--NETWORKING
      Juniper Networks, Conv Sub Notes, 4.750%,
        3/15/2007                                   $  500,000        519,375
================================================================================
3.50  ELECTRIC UTILITIES
      Cleveland Electric Illuminating, 1st
        Mortgage, Series E, 9.000%, 7/1/2023        $  100,000        105,850
      Commonwealth Edison, 1st Mortgage
        Series 81, 8.625%, 2/1/2022                 $  100,000        104,007
        Series 88, 8.375%, 2/15/2023                $  100,000        102,670
      Consumers Energy, 1st & Refunding Mortgage,
        7.375%, 9/15/2023                           $  500,000        464,968
      El Paso Electric, 1st Mortgage, Series D,
        8.900%, 2/1/2006                            $  350,000        378,749
      Gulf States Utilites, 1st Mortgage, 8.700%,
        4/1/2024                                    $  250,000        260,396

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Indiana Michigan Power, 1st Mortgage
        Medium-Term Notes 8.500%, 12/15/2022        $  100,000  $     103,803
      Jersey Central Power & Light, Sr 1st
        Mortgage Medium-Term Notes Series C,
          7.980%, 2/16/2023                         $  250,000        251,788
      New York State Electric & Gas, 1st
        Mortgage, 8.300%, 12/15/2022                $  200,000        205,422
      Niagara Mohawk Power, 1st Mortgage,
        8.500%, 7/1/2023                            $  250,000        259,345
      Potomac Edison, 1st Mortgage
        8.000%, 6/1/2024                            $  250,000        253,760
        7.750%, 5/1/2025                            $  100,000         98,634
      Public Service of New Mexico, Sr Notes
        Series A, 7.100%, 8/1/2005                  $  500,000        499,206
        Series B, 7.500%, 8/1/2018                  $  250,000        236,878
      Texas Utilities
        1st Mortgage, 8.500%, 8/1/2024              $  100,000        105,336
        1st Mortgage & Collateral Trust, 7.875%,
          4/1/2024                                  $  250,000        250,586
      TXU Electric Capital, Gtd Capital Securities,
        8.175%, 1/30/2037                           $  250,000        229,914
      Union Electric, 1st Mortgage
        8.750%, 12/1/2021                           $  250,000        263,599
        8.250%, 10/15/2022                          $  250,000        260,337
================================================================================
                                                                    4,435,248
0.20  HEALTH CARE--SERVICES
      Imcera Group, Deb, 7.000%, 12/15/2013         $  250,000        254,435
================================================================================
0.34  INSURANCE--MULTI-LINE
      Equitable Cos, Sr Notes, 9.000%, 12/15/2004   $  400,000        434,056
================================================================================
0.19  LODGING--HOTELS
      Hilton Hotels, Sr Notes, 7.200%, 12/15/2009   $  250,000        238,694
================================================================================
0.57  OIL--DOMESTIC INTEGRATED
      Atlantic Richfield, Deb, 10.875%, 7/15/2005   $  600,000        715,100
================================================================================
0.08  PAPER & FOREST PRODUCTS
      Bowater Inc, Deb, 9.000%, 8/1/2009            $  100,000        105,981
================================================================================
0.07  SPECIALTY PRINTING
      MDC Communications, Sr Sub Notes, 10.500%,
        12/1/2006                                   $  100,000         91,000
================================================================================
0.33  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Clearnet Communications, Sr Discount Step-Up Notes
        Zero Coupon(b), 5/1/2009                    $  200,000        157,000
      Rogers Cantel, Sr Secured Deb, 9.750%,
        6/1/2016                                    $  250,000        266,250
================================================================================
                                                                      423,250
0.67  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom, Sr Discount Step-Up
        Notes, Series B Zero Coupon(b), 2/15/2008   $  250,000        156,250
      Esat Telecom Group PLC, Sr Notes, Series B,
        11.875%, 12/1/2008                          $  415,000        474,138
      Level 3 Communications, Sr Discount Step-Up Notes
        Zero Coupon(b), 12/1/2008                   $  250,000        135,000
      Qwest Communications International, Sr Discount
        Step-Up Notes Series B, Zero Coupon(b),
        2/1/2008                                    $  100,000         87,228
================================================================================
                                                                      852,616

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.00  TELEPHONE
      Centel Capital, Deb, 9.000%, 10/15/2019       $  250,000  $     263,919
      Intermedia Communications, Sr Notes, Series B,
        8.500%, 1/15/2008                           $  100,000         70,000
      McLeodUSA Inc, Sr Notes, 11.500%, 5/1/2009    $  250,000        249,375
      MetroNet Communications, Sr Discount Step-Up
        Notes, Zero Coupon(b)
        11/1/2007                                   $  225,000        200,214
        6/15/2008                                   $  400,000        324,108
      NEXTLINK Communications, Sr Notes, 9.625%,
        10/1/2007                                   $  200,000        160,000
================================================================================
                                                                    1,267,616
        TOTAL CORPORATE BONDS (Amortized Cost $10,561,051)         10,228,121
================================================================================
      TOTAL FIXED INCOME SECURITIES (Amortized Cost $13,769,872)   13,531,740
================================================================================
4.27  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street dated
       12/29/2000 due 1/2/2001 at 5.900%, repurchased
       at $5,418,550 (Collateralized  by  US  Treasury
       Inflationary Index Bonds, due 4/15/2028 at
       3.625%,  value  $5,524,818)
       (Cost $5,415,000)                            $5,415,000      5,415,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $111,589,891)
       (Cost for Income Tax Purposes $111,628,327)               $126,761,093

(a)Security is non-income producing.
(b)Step-Up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.
(c)Securities acquired pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                       EQUITY
                                                                       INCOME
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $111,589,891
================================================================================
  At Value(a)                                                    $126,761,093
Receivables:
  Fund Shares Sold                                                    558,116
  Dividends and Interest                                              279,037
Prepaid Expenses and Other Assets                                       3,985
================================================================================
TOTAL ASSETS                                                      127,602,231
================================================================================
LIABILITIES
Payables:
  Custodian                                                            53,551
  Investment Securities Purchased                                     492,965
  Fund Shares Repurchased                                             362,873
Accrued Expenses and Other Payables                                    10,238
================================================================================
TOTAL LIABILITIES                                                     919,627
================================================================================
NET ASSETS AT VALUE                                              $126,682,604
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $109,636,039
Accumulated Undistributed Net Investment Income                     1,466,972
Accumulated Undistributed Net Realized Gain on
  Investment Securities                                               408,391
Net Appreciation of Investment Securities                          15,171,202
================================================================================
NET ASSETS AT VALUE                                              $126,682,604
================================================================================
Shares Outstanding                                                  6,118,232
NET ASSET VALUE, Offering and Redemption Price per Share         $      20.71
================================================================================

(a)Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $5,415,000.
(b)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Equity Income Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                        EQUITY
                                                                        INCOME
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $  1,286,840
Dividends from Affiliated Investment Companies                         64,713
Interest                                                            1,267,287
  Foreign Taxes Withheld                                              (10,285)
================================================================================
  TOTAL INCOME                                                      2,608,555
================================================================================
EXPENSES
Investment Advisory Fees                                              801,406
Administrative Services Fees                                          240,582
Custodian Fees and Expenses                                            18,461
Directors' Fees and Expenses                                           12,503
Interest Expenses                                                       5,833
Professional Fees and Expenses                                         19,207
Registration Fees and Expenses                                            313
Reports to Shareholders                                                43,563
Transfer Agent Fees                                                     5,000
Other Expenses                                                         10,178
================================================================================
  TOTAL EXPENSES                                                    1,157,046
  Fees and Expenses Paid Indirectly                                   (17,895)
================================================================================
     NET EXPENSES                                                   1,139,151
================================================================================
NET INVESTMENT INCOME                                               1,469,404
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                            426,252
Change in Net Appreciation of Investment Securities                 3,624,118
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                   4,050,370
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  5,519,774
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EQUITY INCOME FUND
                                                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000          1999
OPERATIONS
Net Investment Income                               $ 1,469,404 $     974,761
Net Realized Gain on Investment Securities              426,252     7,017,224
Change in Net Appreciation of Investment Securities   3,624,118     1,500,412
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            5,519,774     9,492,397
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                  (105,623)     (921,268)
Net Realized Gain on Investment Securities           (7,034,280)     (412,361)
================================================================================
TOTAL DISTRIBUTIONS                                  (7,139,903)   (1,333,629)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        64,945,467    32,790,025
Reinvestment of Distributions                         7,139,903     1,333,629
================================================================================
                                                     72,085,370    34,123,654
Amounts Paid for Repurchases of Shares              (23,675,249)  (22,735,328)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            48,410,121    11,388,326
================================================================================
TOTAL INCREASE IN NET ASSETS                         46,789,992    19,547,094
NET ASSETS
Beginning of Period                                  79,892,612    60,345,518
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $1,466,972 and
  $103,485, respectively)                          $126,682,604  $ 79,892,612
================================================================================

      -------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           3,067,250     1,631,786
Shares Issued from Reinvestment of Distributions        363,992        63,475
================================================================================
                                                      3,431,242     1,695,261
Shares Repurchased                                   (1,115,454)   (1,135,876)
================================================================================
NET INCREASE IN FUND SHARES                           2,315,788       559,385
================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund (the "Fund", presented herein), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek the best possible current income. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2000, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 2.35% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, mortgage-backed securities, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $294 from accumulated undistributed net investment income to paid-in capital and reclassified $243 from accumulated undistributed net realized gain on investment securities to paid-in capital. Net investment income, net realized gains and net assets were not affected.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $109,577,587 and $69,105,216, respectively. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $2,438,764 and $0, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $22,432,061 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $7,299,295, resulting in net appreciation of $15,132,766.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $1,544. Unfunded accrued pension costs of $0 and pension liability of $3,818 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 --INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

                 -------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Equity Income Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                           YEAR ENDED DECEMBER 31
------------------------------------------------------------------------------------------------------
                                                   2000        1999       1998      1997      1996
PER SHARE DATA
Net Asset Value--Beginning of Period         $    21.01  $    18.61  $   17.04  $  14.33  $  12.58
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.23        0.26       0.33      0.30      0.28
Net Gains on Securities
  (Both Realized and Unrealized)                   0.72        2.50       2.23      3.71      2.52
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.95        2.76       2.56      4.01      2.80
======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.02        0.25       0.32      0.29      0.28
Distributions from Capital Gains                   1.23        0.11       0.67      1.01      0.77
======================================================================================================
TOTAL DISTRIBUTIONS                                1.25        0.36       0.99      1.30      1.05
======================================================================================================
Net Asset Value--End of Period               $    20.71  $    21.01  $   18.61  $  17.04  $  14.33
======================================================================================================

TOTAL RETURN(a)                                    4.87%      14.84%     15.30%    28.17%    22.28%

RATIOS
Net Assets--End of Period ($000 Omitted)     $  126,683  $   79,893  $  60,346  $ 40,093  $ 22,342
Ratio of Expenses to Average Net Assets(b)(c)      1.08%       1.05%      0.93%     0.91%    0.95%
Ratio of Net Investment Income to
  Average Net Assets(b)                            1.37%       1.38%      1.98%     2.18%    2.87%
Portfolio Turnover Rate                              69%         86%        73%       87%      93%

(a)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.
(b)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.93%, 0.97% and 1.19%, respectively, and ratio of net investment income to average net assets would have been 1.98%, 2.12% and 2.63%, respectively.
(c)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-FINANCIAL SERVICES FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

      Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-FINANCIAL SERVICES FUND
      The line graph on the right illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

      For the one-year period ended December 31, 2000, the value of your shares increased 24.80%. This greatly exceeded the return of the S&P 500 Index, which lost 9.10% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The fund's results over the past year reflect a number of different developments. Early in the year, as the threat of higher interest rates weighed on more traditional financial services firms, we capitalized on strong performance by brokerage shares benefiting from the strong equity market. Consolidation was another positive for financial services stocks, particularly in the brokerage industry.

      By the second half of the year, evidence of a slowing economy alleviated interest rate fears but sparked concerns over commercial credit quality and equity market volatility. Against this backdrop, investors favored stocks with more defensive characteristics. Insurance providers, such as John Hancock Financial Services, one of our largest holdings, were also favored for their perceived earnings stability and lack of credit exposure.

      Additionally, as investors began to anticipate Federal Reserve rate cuts in 2001, they started to revisit thrifts, savings and loans, and regional consumer banks with mortgage-lending exposure. Lower rates would not only improve the profit margins on consumer loans, they could also spark increased home-buying activity. Additionally, mortgage lenders are seen to have relatively low credit risk, since home loans are typically the last obligation on which consumers default. One of our top-performers in this area was Wells Fargo & Co, a dominant super-regional bank with a solid mortgage business.

--------------------------------------------------------------------------------

                           VIF-FINANCIAL SERVICES FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00 (1)

1 year                                    24.80%
--------------------------------------------------------------------------------
Since inception (9/99)                    29.01%
--------------------------------------------------------------------------------

      We expect falling interest rates to be the primary driver of financial service stock performance in 2001. To position ourselves to benefit from potential Fed rate cuts, we continue to focus on thrifts and savings and loans, which would benefit from both lower borrowing costs and a rebound in home-buying activity. At the same time, we will emphasize multi-line and property and casualty life insurers which offer predictable earnings and limited credit exposure. And we have maintained our exposure to select higher-quality stocks that we expect to grow their earnings in any kind of environment.

LINE GRAPH: VIF - FINANCIAL SERVICES FUND

This line graph compares the value of a $10,000 investment in VIF - Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the S&P Financials Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

        VIF - Financial Services Fund        S&P 500 Index(2)           S&P Financials Index
9/99    $10,000                              $10,000                            $10,000
12/99   $11,100                              $11,487                            $10,871
12/00   $13,853                              $10,442                            $13,706

FUND MANAGEMENT

JEFFREY G. MORRIS,  CFA
     Vice President, INVESCO Funds Group. BS, Colorado State University; MS, University of Colorado-Denver. Joined INVESCO in 1991. Began investment career in 1991.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P FINANCIALS INDEX IS AN UNMANAGED INDEX OF FINANCIAL SERVICES STOCKS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES FUND
89.00 COMMON STOCKS
5.00  BANKS--MONEY CENTER
      Morgan (J P) & Co                                 24,800  $   4,104,400
      Wells Fargo & Co                                 124,550      6,935,878
================================================================================
                                                                   11,040,278
17.53 BANKS--REGIONAL
      Bank of New York                                 158,175      8,729,283
      Fifth Third Bancorp                               87,325      5,217,669
      Firstar Corp                                      61,100      1,420,575
      FleetBoston Financial                            177,600      6,671,100
      National Commerce Bancorp                         13,400        331,650
      Northern Trust                                    64,500      5,260,781
      Royal Bank of Canada                              59,500      2,015,563
      Summit Bancorp                                    21,100        805,756
      Synovus Financial                                 55,900      1,505,806
      TCF Financial                                     78,400      3,493,700
      Zions Bancorp                                     52,400      3,271,725
================================================================================
                                                                   38,723,608
3.80  CONSUMER FINANCE
      American Express                                  97,450      5,353,659
      Countrywide Credit Industries                     60,400      3,035,100
================================================================================
                                                                    8,388,759
15.40 FINANCIAL--DIVERSIFIED
      Ambac Financial Group                             60,950      3,554,147
      Capital One Financial                             34,700      2,283,694
      Citigroup Inc                                    191,640      9,785,617
      Edwards (A G) Inc                                 41,000      1,944,937
      Fannie Mae                                        24,200      2,099,350
      Freddie Mac                                       95,050      6,546,569
      Providian Financial                              135,580      7,795,850
================================================================================
                                                                   34,010,164
7.64  INSURANCE--LIFE & HEALTH
      AFLAC Inc                                         55,300      3,991,969
      John Hancock Financial Services                  200,500      7,543,812
      Manulife Financial                                88,000      2,761,000
      Nationwide Financial Services Class A Shrs        54,100      2,569,750
================================================================================
                                                                   16,866,531
8.69  INSURANCE--MULTI-LINE
      Allmerica Financial                               29,500      2,138,750
      American International Group                      59,650      5,879,253
      Hartford Financial Services Group                 84,700      5,981,938
      Radian Group                                      69,200      5,194,325
================================================================================
                                                                   19,194,266
8.74  INSURANCE--PROPERTY & CASUALTY
      ACE Ltd                                          105,600      4,481,400
      Allstate Corp                                     70,700      3,079,869
      PMI Group                                         45,900      3,106,856
      St Paul Cos                                      120,300      6,533,794
      XL Capital Ltd Class A Shrs                       24,200      2,114,475
================================================================================
                                                                   19,316,394

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
3.96  INSURANCE BROKERS
      Gallagher (Arthur J) & Co                         13,200  $     839,850
      Marsh & McLennan                                  67,560      7,904,520
================================================================================
                                                                    8,744,370
1.19  INVESTMENT COMPANIES
      Stilwell Financial                                66,600      2,626,537
================================================================================
14.47 INVESTMENT BANK/BROKER FIRM
      Eaton Vance                                       27,100        873,975
      E*TRADE Group(a)                                 216,600      1,597,425
      Federated Investors Class B Shrs                  70,200      2,044,575
      Goldman Sachs Group                               56,000      5,988,500
      Lehman Brothers Holdings                          78,000      5,274,750
      Merrill Lynch & Co                                46,000      3,136,625
      Morgan Stanley Dean Witter & Co                   42,800      3,391,900
      Price (T Rowe) Associates                         60,900      2,573,977
      Schwab (Charles) Corp                            170,850      4,847,869
      Waddell & Reed Financial
        Class A Shrs                                    15,000        564,375
        Class B Shrs                                    44,200      1,657,500
================================================================================
                                                                   31,951,471
1.90  SAVINGS & LOAN COMPANIES
      Charter One Financial                             14,210        410,314
      Golden West Financial                             56,200      3,793,500
================================================================================
                                                                    4,203,814
0.68  SERVICES--DATA PROCESSING
      SEI Investments                                   13,500      1,512,000
================================================================================
      TOTAL COMMON STOCKS (Cost $169,514,357)                     196,578,192
================================================================================
11.00 SHORT-TERM INVESTMENTS
4.53  COMMERCIAL PAPER
4.53  FINANCIAL--DIVERSIFIED
      American General Finance, 6.500%, 1/2/2001
        (Cost $10,000,000)                         $10,000,000     10,000,000
================================================================================
3.66  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund, 6.469% (Cost $8,086,938)       8,086,938      8,086,938
================================================================================
2.81  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/29/2000 due 1/2/2001 at 5.900%,
        repurchased at $6,204,064 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2029 at 3.875%, value $6,331,117)
        (Cost $6,200,000)                           $6,200,000      6,200,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $24,286,938)              24,286,938
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $193,801,295)
       (Cost for Income Tax Purposes $196,180,657)              $ 220,865,130
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                     FINANCIAL
                                                                      SERVICES
                                                                          FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $193,801,295
================================================================================
  At Value(a)                                                    $220,865,130
Receivables:
  Fund Shares Sold                                                  2,346,274
  Dividends and Interest                                              200,525
Prepaid Expenses and Other Assets                                       7,111
================================================================================
TOTAL ASSETS                                                      223,419,040
================================================================================
LIABILITIES
Payables:
  Custodian                                                             2,528
  Investment Securities Purchased                                   2,714,204
  Fund Shares Repurchased                                             379,405
Accrued Expenses and Other Payables                                     6,996
================================================================================
TOTAL LIABILITIES                                                   3,103,133
================================================================================
NET ASSETS AT VALUE                                              $220,315,907
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $194,854,465
Accumulated Undistributed Net Investment Income                       614,375
Accumulated Undistributed Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                                (2,216,882)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    27,063,949
================================================================================
NET ASSETS AT VALUE                                              $220,315,907
================================================================================
Shares Outstanding                                                 15,917,361
NET ASSET VALUE, Offering and Redemption Price per Share                13.84
================================================================================

(a)Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $6,200,000.
(b)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Financial Services Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                    FINANCIAL
                                                                     SERVICES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $  1,054,359
Dividends from Affiliated Investment Companies                        113,353
Interest                                                              453,457
  Foreign Taxes Withheld                                               (6,508)
================================================================================
  TOTAL INCOME                                                      1,614,661
================================================================================
EXPENSES
Investment Advisory Fees                                              695,422
Administrative Services Fees                                          255,716
Custodian Fees and Expenses                                            21,406
Directors' Fees and Expenses                                            8,610
Interest Expenses                                                       9,843
Professional Fees and Expenses                                         17,455
Registration Fees and Expenses                                            169
Reports to Shareholders                                                 5,509
Transfer Agent Fees                                                     5,000
Other Expenses                                                          2,182
================================================================================
  TOTAL EXPENSES                                                    1,021,312
  Fees and Expenses Absorbed by Investment Adviser                       (430)
  Fees and Expenses Paid Indirectly                                   (21,218)
================================================================================
     NET EXPENSES                                                     999,664
================================================================================
NET INVESTMENT INCOME                                                 614,997
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                            (2,139,873)
  Foreign Currency Transactions                                       (59,820)
================================================================================
     Total Net Realized Loss                                       (2,199,693)
================================================================================
Change in Net Appreciation of:
  Investment Securities                                            27,017,853
  Foreign Currency Transactions                                           114
================================================================================
     Total Net Appreciation                                        27,017,967
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                    24,818,274
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 25,433,271
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL SERVICES FUND

                                                           YEAR        PERIOD
                                                          ENDED         ENDED
                                                    DECEMBER 31   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000       1999(a)
OPERATIONS
Net Investment Income                               $   614,997  $      8,846
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                  (2,199,693)      134,556
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                  27,017,967        45,982
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS           25,433,271       189,384
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (9,474)            0
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions         (151,739)            0
================================================================================
TOTAL DISTRIBUTIONS                                    (161,213)            0
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       297,193,222    14,141,157
Reinvestment of Distributions                           161,213             0
================================================================================
                                                    297,354,435    14,141,157
Amounts Paid for Repurchases of Shares              111,489,519)   (5,399,608)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                           185,864,916     8,741,549
================================================================================
TOTAL INCREASE IN NET ASSETS                        211,136,974     8,930,933
NET ASSETS
Initial Subscription                                         --       248,000
Beginning of Period                                   9,178,933           --
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $614,375 and $8,846,
  respectively.                                    $220,315,907  $  9,178,933
================================================================================

              ----------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                         --        24,800
Shares Sold                                          24,667,757     1,317,359
Shares Issued from Reinvestment of Distributions         12,757             0
================================================================================
                                                     24,680,514     1,342,159
Shares Repurchased                                   (9,590,064)     (515,248)
================================================================================
NET INCREASE IN FUND SHARES                          15,090,450       826,911

(a)From September 21, 1999, commencement of investment operations, through December 31, 1999.

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund (the "Fund", presented herein), Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2000, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 0.20% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $6 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $260,263,254 and $97,333,455, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $27,176,924 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,492,451, resulting in net appreciation of $24,684,473.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $308. Unfunded accrued pension costs of $0 and pension liability of $308 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended December 31, 2000, the Fund borrowed cash at a weighted average rate of 6.41%. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

               -------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Financial Services Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 21, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR         PERIOD
                                                           ENDED          ENDED
                                                     DECEMBER 31    DECEMBER 31
--------------------------------------------------------------------------------
                                                            2000        1999(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                   $   11.10    $  10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.03        0.01
Net Gains on Securities (Both Realized and Unrealized)      2.72        1.09
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            2.75        1.10
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)                     0.00        0.00
Distributions In Excess of Capital Gains                    0.01        0.00
================================================================================
TOTAL DISTRIBUTIONS                                         0.01        0.00
================================================================================
Net Asset Value--End of Period                         $   13.84    $  11.10
================================================================================

TOTAL RETURN(c)                                            24.80%      11.00%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)               $ 220,316    $  9,179
Ratio of Expenses to Average Net Assets(e)(f)               1.09%       1.39%(g)
Ratio of Net Investment Income to Average Net Assets(e)     0.66%       0.67%(g)
Portfolio Turnover Rate                                      114%         37%(d)

(a)From September 21, 1999, commencement of investment operations, through December 31, 1999.
(b)Distributions from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(c)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d)Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09% and 2.48% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.66% and (0.42%)(annualized), respectively.
(f)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g)Annualized

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HEALTH SCIENCES FUND












                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

      Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high-quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-HEALTH SCIENCES FUND
      The line graph below illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - HEALTH SCIENCES FUND

This line graph compares the value of a $10,000 investment in VIF - Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Health Sciences Fund          S&P 500 Index(2)

5/97        $10,000                             $10,000
12/97       $11,040                             $11,549
12/98       $15,771                             $14,852
12/99       $16,538                             $17,975
12/00       $21,589                             $16,340

      For the one-year period ended December 31, 2000, the value of your shares increased 30.54%. This return greatly exceeded that of the S&P 500 Index, which suffered a decline of 9.10% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                            VIF-HEALTH SCIENCES FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    30.54%
--------------------------------------------------------------------------------
3 years                                   25.05%
--------------------------------------------------------------------------------
Since inception (5/97)                    23.73%
--------------------------------------------------------------------------------

      The fund's success over the period was supported by our positioning within the health sciences sector. During the first half of the year, we focused more on growth-oriented health sciences stocks -- particularly biotechnology stocks led higher by encouraging testing results and successful product introductions. By the fourth quarter, however, evidence of slowing economic growth started to focus investor attention on the earnings stability offered by traditional drug companies, and top pharmaceutical shares again took the lead. Our performance benefited as we increased our drug stock weighting ahead of this rotation, while at the same time trimming our exposure to biotechnology stocks pressured by the broad sell-off in the Nasdaq Composite Index.(2)

      In the biotech area, we continued to focus on companies with compounds either on the market or in late-stage trials, supporting near-term earnings potential. In particular, several of our leading holdings were rewarded for promising product introductions. Standouts in the biotech area included Abgenix Inc, IDEC Pharmaceuticals, and Protein Design Labs. While all made solid gains for the year, they lost some ground late in the period as the Nasdaq sell-off pressured even high-quality biotech companies with solid earnings potential.

      We responded to heightened market volatility by increasing the portfolio's pharmaceutical exposure. Historically, drug shares have benefited from periods of economic uncertainty. Additionally, investors viewed the outcome of the presidential election to be favorable to drug stocks, since a Republican White House and a divided Congress reduce the likelihood of a legislated Medicare drug benefit. Among our top-performing holdings were major drug stocks, including Merck & Co and Pfizer Inc.

      As we saw in 1998, fears about an economic slowdown generally lead investors to the health care sector, which tends to see strong demand for its products no matter where the economy is headed. Given the risk of near-term market volatility, we will focus on leading pharmaceutical names, while minimizing exposure to market segments, such as biotechnology, that may be more sensitive to short-term volatility. Nonetheless, we remain very upbeat on the dynamic trends driving long-term investment opportunities across the health sciences area.

FUND MANAGEMENT

THOMAS R. WALD, CFA
     Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN  UNMANAGED  INDEX  CONSIDERED  REPRESENTATIVE  OF THE
PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
85.79 COMMON STOCKS
17.72 BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                    72,740  $   4,296,206
      Amgen Inc(a)                                      49,400      3,158,512
      Amylin Pharmaceuticals(a)                          8,000         63,000
      Applera Corp-Applied Biosystems Group             40,820      3,839,631
      Cambridge Antibody Technology Group PLC(a)        38,200      2,168,400
      Cell Therapeutics(a)                              66,900      3,014,681
      Cephalon Inc(a)                                   20,800      1,316,900
      COR Therapeutics(a)                                3,420        120,341
      Genentech Inc(a)                                 101,920      8,306,480
      Gilead Sciences(a)                                14,200      1,177,712
      Human Genome Sciences(a)                          47,260      3,275,709
      IDEC Pharmaceuticals(a)                           21,310      4,039,577
      Immunex Corp(a)                                   89,000      3,615,625
      Inhale Therapeutic Systems(a)                     49,460      2,497,730
      Invitrogen Corp(a)                                84,700      7,315,963
      Medarex Inc(a)                                    78,220      3,187,465
      MedImmune Inc(a)                                  66,100      3,152,144
      Millennium Pharmaceuticals(a)                     52,830      3,268,856
      NPS Pharmaceuticals(a)                            13,300        638,400
      Protein Design Labs(a)                            36,040      3,130,975
      Transkaryotic Therapies(a)                         4,500        163,969
      Vertex Pharmaceuticals(a)                         55,100      3,939,650
================================================================================
                                                                   65,687,926
11.60 HEALTH CARE--MEDICAL EQUIPMENT & DEVICES
      Baxter International                              41,600      3,673,800
      Genzyme Corp-General Division(a)                  53,900      4,847,631
      Laboratory Corp of America Holdings(a)            15,600      2,745,600
      Medtronic Inc                                    141,834      8,563,228
      St Jude Medical(a)                               141,300      8,681,119
      Targeted Genetics(a)                              51,014        341,156
      Varian Medical Systems(a)                         58,100      3,947,169
      Waters Corp(a)                                   121,900      10,178,650
================================================================================
                                                                    42,978,353
4.90  HEALTH CARE--SERVICES
      Bergen Brunswig Class A Shrs                     278,000      4,400,740
      Cardinal Health                                   15,700      1,564,112
      First Health Group(a)                             20,100        935,906
      Health Management Associates Class A Shrs(a)      23,400        485,550
      IMS Health                                       114,000      3,078,000
      Tenet Healthcare(a)                               77,400      3,439,463
      UnitedHealth Group                                69,400      4,259,425
================================================================================
                                                                   18,163,196

50.68 HEALTH CARE DRUGS--PHARMACEUTICALS
      Abbott Laboratories                              145,900      7,067,031
      Allergan Inc                                      69,810      6,758,481
      ALZA Corp(a)                                     168,860      7,176,550
      American Home Products                           190,185     12,086,257
      AmeriSource Health Class A Shrs(a)                72,100      3,641,050
      Andrx Group(a)                                    15,500        897,062

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      AstraZeneca Group PLC Sponsored ADR
        Representing Ord Shrs                          244,040  $  12,568,060
      Aventis SA Sponsored ADR Representing Ord Shrs   157,900     13,303,075
      Bindley Western Industries                        24,500      1,018,281
      Bristol-Myers Squibb                             167,400     12,377,137
      DUSA Pharmaceuticals(a)                           22,000        369,875
      Forest Laboratories(a)                             7,530      1,000,549
      Fujisawa Pharmaceutical Ltd                      102,000      3,376,182
      GlaxoSmithKline PLC Sponsored ADR
        Representing 2 Ord Shrs(a)                         472         26,432
      ICN Pharmaceuticals                              103,800      3,185,362
      Johnson & Johnson                                 98,600     10,359,163
      King Pharmaceuticals(a)                          160,300      8,285,506
      Lilly (Eli) & Co                                  99,400      9,250,413
      Merck & Co                                       135,500     12,686,188
      Novartis AG Sponsored ADR Representing 1/40
        Registered Shr                                 271,500     12,149,625
      OSI Pharmaceuticals(a)                            16,600      1,330,075
      Pfizer Inc                                       327,976     15,086,896
      Pharmacia Corp                                   239,870     14,632,070
      Sanofi-Synthelabo SA                              53,000      3,533,081
      Schering AG                                       55,300      3,141,231
      Takeda Chemical Industries Ltd(a)                 28,390      1,680,529
      Teva Pharmaceutical Industries Ltd Sponsored
        ADR Representing Ord Shrs                      117,400      8,599,550
      Titan Pharmaceuticals(a)                          17,810        629,940
      Yamanouchi Pharmaceutical Ltd                     38,230      1,653,732
================================================================================
                                                                  187,869,383
0.89  INSURANCE--MULTI-LINE
      CIGNA Corp                                        25,000      3,307,500
================================================================================
      TOTAL COMMON STOCKS (Cost $277,687,382)                     318,006,358
================================================================================
14.21 SHORT-TERM INVESTMENTS
8.09  COMMERCIAL PAPER
4.05  FINANCIAL--DIVERSIFIED
      American General Finance, 6.500%, 1/2/2001   $15,000,000     15,000,000
================================================================================
4.04  INVESTMENT BANK/BROKER FIRM
      Bear Stearns, Discount Notes,
        6.500%, 1/2/2001                           $15,000,000     14,997,290
================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $29,997,290)        29,997,290
================================================================================
4.12  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund, 6.469% (Cost $15,260,178)     15,260,178     15,260,178
================================================================================
2.00  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        12/29/2000 due 1/2/2001 at 5.900%, repurchased
        at $7,415,858 (Collateralized by US Treasury
        Inflationary Index Bonds, due 4/15/2029 at
        3.875%, value $7,569,013)(Cost $7,411,000) $ 7,411,000      7,411,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $52,668,468)    52,668,468
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $330,355,850)
       (Cost for Income Tax Purposes $335,152,485)              $ 370,674,826

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $330,355,850
================================================================================
  At Value(a)                                                    $370,674,826
Cash                                                                      569
Receivables:
  Investment Securities Sold                                        8,294,591
  Fund Shares Sold                                                  4,422,055
  Dividends and Interest                                              111,015
Prepaid Expenses and Other Assets                                      11,189
================================================================================
TOTAL ASSETS                                                      383,514,245
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                  29,499,203
  Fund Shares Repurchased                                             612,577
Accrued Expenses and Other Payables                                     4,258
================================================================================
TOTAL LIABILITIES                                                  30,116,038
================================================================================
NET ASSETS AT VALUE                                              $353,398,207
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $327,802,453
Accumulated Undistributed Net Investment Income                     1,156,879
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                    (15,880,154)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    40,319,029
================================================================================
NET ASSETS AT VALUE                                              $353,398,207
================================================================================
Shares Outstanding                                                 16,916,763
NET ASSET VALUE, Offering and Redemption Price per Share         $      20.89
================================================================================

(a)Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $7,411,000.
(b)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    489,290
Dividends from Affiliated Investment Companies                        360,460
Interest                                                            1,840,203
  Foreign Taxes Withheld                                               (4,816)
================================================================================
  TOTAL INCOME                                                      2,685,137
================================================================================
EXPENSES
Investment Advisory Fees                                            1,158,767
Administrative Services Fees                                          419,439
Custodian Fees and Expenses                                            35,587
Directors' Fees and Expenses                                           12,403
Interest Expenses                                                         117
Professional Fees and Expenses                                         20,022
Registration Fees and Expenses                                            186
Reports to Shareholders                                                12,127
Transfer Agent Fees                                                     5,000
Other Expenses                                                          3,364
================================================================================
  TOTAL EXPENSES                                                    1,667,012
  Fees and Expenses Absorbed by Investment Adviser                       (302)
  Fees and Expenses Paid Indirectly                                   (34,544)
================================================================================
     NET EXPENSES                                                   1,632,166
================================================================================
NET INVESTMENT INCOME                                               1,052,971
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                           (15,553,493)
  Foreign Currency Transactions                                       (59,339)
================================================================================
     Total Net Realized Loss                                      (15,612,832)
================================================================================
Change in Net Appreciation (Depreciation) of Investment Securities:
  Investment Securities                                            39,423,600
  Foreign Currency Transactions                                       (13,558)
================================================================================
     Total Net Appreciation                                        39,410,042
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                    23,797,210
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 24,850,181
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
HEALTH SCIENCES FUND

                                                        YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000          1999
OPERATIONS
Net Investment Income                               $ 1,052,971 $      11,787
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                 (15,612,832)      169,272
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                  39,410,042       505,246
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS           24,850,181       686,305
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (30,299)       (5,893)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                    (299,479)            0
================================================================================
TOTAL DISTRIBUTIONS                                    (329,778)       (5,893)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       444,210,282    19,779,104
Reinvestment of Distributions                           329,778         5,893
================================================================================
                                                    444,540,060    19,784,997
Amounts Paid for Repurchases of Shares             (127,313,779)  (11,191,495)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                           317,226,281     8,593,502
================================================================================
TOTAL INCREASE IN NET ASSETS                        341,746,684     9,273,914
NET ASSETS
Beginning of Period                                  11,651,523     2,377,609
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $1,156,879 and
  $11,775, respectively)                          $ 353,398,207  $ 11,651,523
================================================================================

                ----------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          23,110,382     1,318,340
Shares Issued from Reinvestment of Distributions         16,629           392
================================================================================
                                                     23,127,011     1,318,732
Shares Repurchased                                   (6,937,598)     (746,864)
================================================================================
NET INCREASE IN FUND SHARES                          16,189,413       571,868

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund (the "Fund", presented herein), High Yield Fund, Market Neutral Fund, Real Estate Opportuntiy Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2000, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $7,636,806 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $3,446,713 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 4.57% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $122,432 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income and reclassified $149 from accumulated undistributed net realized gain on investment securities to paid-in capital. Net investment income, net realized gains and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $466,505,825 and $183,990,308, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $39,124,013 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $3,601,672, resulting in net appreciation of $35,522,341.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $641. Unfunded accrued pension costs of $0 and pension liability of $698 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Health Sciences Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 22, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               PERIOD
                                                                                ENDED
                                               YEAR ENDED DECEMBER 31     DECEMBER 31
------------------------------------------------------------------------------------------
                                              2000       1999        1998     1997(a)
PER SHARE DATA
Net Asset Value--Beginning of Period      $  16.02  $   15.29  $    11.04   $   10.00
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                         0.05       0.02        0.05        0.10
Net Gains on Securities
  (Both Realized and Unrealized)              4.84       0.72        4.66        0.94
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS              4.89       0.74        4.71        1.04
==========================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)       0.00       0.01        0.03        0.00
Distributions from Capital Gains              0.00       0.00        0.34        0.00
In Excess of Net Realized Gains               0.02       0.00        0.09        0.00
==========================================================================================
TOTAL DISTRIBUTIONS                           0.02       0.01        0.46        0.00
==========================================================================================
Net Asset Value--End of Period            $  20.89  $   16.02  $    15.29  $    11.04
==========================================================================================

TOTAL RETURN(d)                              30.54%      4.86%      42.85%      10.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)  $353,398  $  11,652  $   2,378  $      423
Ratio of Expenses to Average
  Net Assets(f)(g)                            1.07%      1.48%      1.27%        0.60%(h)
Ratio of Net Investment Income to
  Average Net Assets(f)                       0.68%      0.36%      0.35%        2.34%(h)
Portfolio Turnover Rate                        145%       173%       107%         112%(e)

(a)From May 22, 1997, commencement of investment operations, through December, 31 1997.
(b)The per share information was computed based on average shares for the year ended December 31, 1998.
(c)Dividends from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e)Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.07%, 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.68%, (1.01%), (2.58%) and (18.51%) (annualized), respectively.
(g)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(h)Annualized

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HIGH YIELD FUND

















                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

     Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-HIGH YIELD FUND
      The line graph below illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - HIGH YIELD FUND

This line graph compares the value of a $10,000 investment in VIF - High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - High Yield Fund       Merrill Lynch High Yield Master Index(2)

5/94        $10,000                     $10,000
12/94       $10,060                     $10,225
12/95       $12,048                     $12,261
12/96       $14,047                     $13,617
12/97       $16,482                     $15,364
12/98       $16,716                     $15,926
12/99       $18,253                     $16,176
12/00       $16,121                     $15,563

      For the one-year period ended December 31, 2000, the value of VIF-High Yield Fund declined 11.68%. This compares to a 3.79% drop in the Merrill Lynch High Yield Master Index. (Of course, past performance is no guarantee of future results.)(1),(2)

      The past year has been difficult for the fund, as the technical pressures in the high yield market fell hard on the kind of price-responsive, high-beta securities we own. In particular, many of the fund's high-quality telecommunication bonds were overshadowed by the problems of less financially stable carriers.

--------------------------------------------------------------------------------
                               VIF-HIGH YIELD FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    (11.68%)
--------------------------------------------------------------------------------
5 years                                     6.00%
--------------------------------------------------------------------------------
Since inception (5/94)                      7.50%
--------------------------------------------------------------------------------

      On a positive note, we continued to rely on intensive company-by-company research to identify potential "big bang" events -- such as when one of our holdings is acquired by a higher-rated company, or receives a capital injection that earns them a credit upgrade. For example, we benefited when Esat Holdings Ltd, an Irish telecommunications company, was purchased by British Telecom. Additionally, our credit analysis helped us steer clear of many of the default problems that plagued our peers. Nonetheless, we did suffer a few credit losses that impaired values on the affected securities.

      While the problems of a few struggling telecommunications carriers cast a cloud over the telecommunications group, we believe that this theme continues to offer opportunities. If anything, these pressures allowed us to invest in promising issues trading at attractively low prices and generous spreads over Treasuries.

      Meanwhile, our electric utilities theme contributed to performance, reflecting ongoing deregulation and improved credit quality. Our energy and casino themes also remain intact, but have been downplayed recently given the high valuations on many of these bonds.

      Going forward, we will continue to seek opportunities to capitalize on potential credit improvements resulting from structural changes in industries such as telecommunications, electric utilities, and energy. We believe this strategy provides us a way to add value for our shareholders, while capitalizing on our intensive research capabilities. Because of our focus on these kind of special situations, the fund carries a higher weighting in investment-grade paper than in the past. We believe this focus on higher-quality issues is prudent, given the recent shift from interest rate risk to credit risk within the high yield market.

FUND MANAGEMENT

JERRY PAUL, CFA, CPA
     Senior Vice President and Director of Fixed-Income Investments, INVESCO Funds Group. BBA, University of Iowa; MBA, University of Northern Iowa. Joined INVESCO in 1994. Began investment career in 1976.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE HIGH YIELD MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

THE FUND INVESTS PRIMARILY IN HIGH YIELD BONDS, SOME OF WHICH MAY BE RATED BELOW INVESTMENT GRADE. THESE HIGH YIELD BONDS MAY BE MORE SUSCEPTIBLE THAN HIGHER-GRADE BONDS TO REAL OR PERCEIVED ADVERSE ECONOMIC OR INDUSTRY CONDITIONS. THE SECONDARY MARKET, ON WHICH HIGH YIELD BONDS ARE TRADED, MAY ALSO BE LESS LIQUID THAN THE MARKET FOR HIGHER- GRADE BONDS.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
HIGH YIELD FUND
80.44  FIXED INCOME SECURITIES
80.44  CORPORATE BONDS
7.69   BROADCASTING
       Chancellor Media Los Angeles
        Gtd Sr Sub Notes
          8.750%, 6/15/2007                                         $     500,000    $    512,500
          8.000%, 11/01/2008                                        $   1,029,000       1,035,431
        Sr Sub Notes, Series B, 8.125%, 12/15/2007                  $   1,500,000       1,507,500
       LIN Holdings, Sr Discount Step-Up Notes, Zero Coupon(a),
          3/1/2008                                                  $     950,000         695,875
       XM Satellite Radio, Sr Secured Notes, 14.000%, 3/15/2010     $     250,000         137,500
=================================================================================================
                                                                                        3,888,806
4.82   CABLE
       Charter Communications Holdings LLC/Charter
         Communications Holdings Capital, Sr Discount
         Step-Up Notes, Zero Coupon(a), 4/1/2011                    $   1,000,000         580,000
       Comcast Cable Partners Ltd, Sr Discount
         Step-Up Deb, Zero Coupon(a), 11/15/2007          UK        $     800,000         680,000
       NTL Inc
         Conv Sub Notes(b), 5.750%, 12/15/2009                      $     450,000         216,563
         Sr Deferred Step-Up Notes, Series B, Zero Coupon(a),
           4/1/2008                                                 $     500,000         275,000
       Renaissance Media Group LLC, Gtd Sr Discount Step-Up
         Notes, Zero Coupon(a), 4/15/2008                           $   1,000,000         683,750
=================================================================================================
                                                                                        2,435,313
0.59   CHEMICALS -- DIVERSIFIED
       Huntsman Corp, Sr Sub Notes(b), 9.500%, 7/1/2007             $     500,000         300,000
=================================================================================================
0.91   CHEMICALS -- SPECIALTY
       Huntsman Polymers, Sr Notes, 11.750%, 12/1/2004              $     600,000         462,000
=================================================================================================
4.86   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Asia Global Crossing, Sr Notes(b), 13.375%,
         10/15/2010                                       BD        $   1,250,000       1,078,125
       Metromedia Fiber Network, Sr Notes, Series B,
         10.000%, 11/15/2008                                        $   1,250,000       1,037,500
       World Access, Sr Notes, 13.250%, 1/15/2008                   $     500,000         340,625
=================================================================================================
                                                                                        2,456,250
0.77   COMPUTER SOFTWARE & SERVICES
       PSINet Inc, Sr Notes
         11.000%, 8/1/2009                                          $     500,000         130,000
         10.500%, 12/1/2006                                         $   1,000,000         260,000
=================================================================================================
                                                                                          390,000

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
0.14   COMPUTERS -- NETWORKING
       Wam!Net, Gtd Sr Discount Step-Up Notes,
         Series B
         Zero Coupon(a), 3/1/2005                                   $     300,000    $     69,000
=================================================================================================
3.13   ELECTRIC UTILITIES
       El Paso Electric, 1st Mortgage, Series D,
         8.900%, 2/1/2006                                           $     400,000         432,856
       TXU Electric Capital, Gtd Capital Securities,
         8.175%, 1/30/2037                                          $   1,250,000       1,149,571
=================================================================================================
                                                                                        1,582,427
0.40   ELECTRICAL EQUIPMENT
       Alpine Group, Gtd Sr Secured Notes, Series B,
         12.250%, 7/15/2003                                         $     200,000         204,000
=================================================================================================
0.34   ENGINEERING & CONSTRUCTION
       Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008                 $     200,000         173,000
=================================================================================================
1.29   FINANCIAL -- DIVERSIFIED
       Madison River Capital LLC/Madison River Finance
         Sr Notes, 13.250%, 3/1/2010                                $   1,000,000         650,000
=================================================================================================
0.69   HEALTH CARE -- SERVICES
       PharMerica Inc, Gtd Sr Sub Notes, 8.375%, 4/1/2008           $     500,000         350,000
=================================================================================================
0.65   IRON & STEEL
       Inland Steel, 1st Mortgage, Series R, 7.900%,
         1/15/2007                                                  $     473,000         331,100
=================================================================================================
0.28   METALS MINING
       Bulong Operations Property Ltd, Sr Secured
         Notes(c) 12.500%, 12/15/2008                     AS        $     500,000         139,000
=================================================================================================
0.48   OIL & GAS -- EXPLORATION & PRODUCTION
       Houston Exploration, Sr Sub Notes, Series B,
         8.625%, 1/1/2008                                           $     250,000         242,500
=================================================================================================
1.38   OIL WELL EQUIPMENT & SERVICES
       Gulfmark Offshore, Gtd Sr Notes, 8.750%, 6/1/2008            $     750,000         699,375
=================================================================================================
2.21   PAPER & FOREST PRODUCTS
       Bear Island Paper LLC/Bear Island Finance II
         Sr Secured Notes, Series B, 10.000%, 12/1/2007             $     750,000         667,500
       Riverwood International, Gtd Sr Sub Notes, 10.875%,
         4/1/2008                                                   $     500,000         450,000
=================================================================================================
                                                                                        1,117,500
0.96   SERVICES -- ADVERTISING & MARKETING
       Heritage Media, Sr Sub Notes, 8.750%, 2/15/2006              $     500,000         485,000
=================================================================================================
2.23   SERVICES -- COMMERCIAL & CONSUMER
       United Rentals, Gtd Sr Sub Notes, Series B
         9.000%, 4/1/2009                                           $     750,000         562,500
         8.800%, 8/15/2008                                          $     750,000         562,500
=================================================================================================
                                                                                        1,125,000
0.10   SHIPPING
       TBS Shipping International Ltd, 1st Pfd
         Shipping Mortgage Notes(d), 10.000%, 5/1/2005    BD        $     250,000          50,000

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
0.47   SPECIALIZED SERVICES
       NationsRent Inc, Gtd Sr Sub Notes, 10.375%,
         12/15/2008                                                 $     625,000         237,500
=================================================================================================
1.62   SPECIALTY PRINTING
       MDC Communications, Sr Sub Notes, 10.500%,
         12/1/2006                                        CA        $     900,000         819,000
=================================================================================================
8.54   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Clearnet Communications, Sr Discount
        Step-Up Notes, Zero Coupon(a), 5/1/2009           CA        $   1,500,000       1,177,500
       Esat Holdings Ltd, Sr Deferred Step-Up Notes
         Series B, Zero Coupon(a), 2/1/2007               IE        $   2,150,000    $  2,096,250
       Price Communications Wireless, Sr Sub Notes,
         11.750%, 7/15/2007                                         $     250,000         265,000
       Rogers Cantel, Sr Secured Deb
         9.750%, 6/1/2016                                 CA        $     250,000         266,250
         9.375%, 6/1/2008                                 CA        $     500,000         515,000
=================================================================================================
                                                                                        4,320,000
15.24  TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom, Sr Discount Step-Up Notes
         Series B, Zero Coupon(a), 2/15/2008                        $   1,000,000         625,000
       Call-Net Enterprises, Sr Discount Step-Up Notes
         Zero Coupon(a), 5/15/2009                        CA        $   1,000,000         200,000
       CFW Communications, Sr Notes, 13.000%, 8/15/2010             $     750,000         525,000
       Esat Telecom Group PLC, Sr Step-Up Notes
         Zero Coupon(a), 12/1/2008                        IE        $     500,000         571,250
       Esprit Telecom Group PLC, Sr Notes(e), 11.500%,
         12/15/2007                                       UK        $     750,000           7,500
       GCI Inc, Sr Notes, 9.750%, 8/1/2007                          $     495,000         461,587
       GT Group Telecom Sr Discount Step-Up Notes
         Zero Coupon(a), 2/1/2010                         CA        $     400,000         132,000
       Level 3 Communications
         Sr Discount Step-Up Notes, Zero Coupon(a),
            12/1/2008                                               $   4,800,000       2,592,000
         Sr Notes, 9.125%, 5/1/2008                                 $     500,000         403,750
       Nextel International, Sr Notes(b), 12.750%, 8/1/2010         $     500,000         400,000
       NTL Communications, Sr Notes(b), 11.875%, 10/1/2010          $     500,000         445,000
       Primus Telecommunications Group, Sr Notes
         Series B, 9.875%, 5/15/2008                                $     500,000         135,000
       Qwest Communications International, Sr Discount
         Step-Up Notes, Series B, Zero Coupon(a)
           10/15/2007                                               $     900,000         824,131
           2/1/2008                                                 $     250,000         218,071
       STARTEC Global Communications, Sr Notes
         12.000%, 5/15/2008                                         $     150,000          89,813
       Viatel Inc, Sr Dollar Notes, 11.500%, 3/15/2009              $     250,000          75,000
=================================================================================================
                                                                                        7,705,102
20.65  TELEPHONE
       Covad Communications Group, Sr Notes, Series B
         12.000%, 2/15/2010                                         $     500,000         115,000
      Diamond Cable Communications PLC, Sr Discount
        Step-Up Notes, Zero Coupon(a)
           12/15/2005                                     UK        $     500,000         450,000
           2/15/2007                                      UK        $     900,000         603,000
      Focal Communications
        Sr Discount Step-Up Notes, Series B, Zero
           Coupon(a), 2/15/2008                                     $     750,000         315,000
        Sr Notes, Series B, 11.875%, 1/15/2010                      $     500,000         340,000
      Intermedia Communications
        Sr Discount Step-Up Notes, Series B, Zero
           Coupon(a), 3/1/2009                                      $   1,250,000         500,000
        Sr Notes, Series B, 8.500%, 1/15/2008                       $     500,000         350,000

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
       McLeodUSA Inc
         Sr Discount Step-Up Notes, Zero Coupon(a),
           3/1/2007                                                 $     500,000    $    415,000
         Sr Notes
           12.000%, 7/15/2008                                       $     600,000         606,000
           11.500%, 5/1/2009                                        $     400,000         399,000
       MetroNet Communications, Sr Discount Step-Up Notes
         Zero Coupon(a)
            11/1/2007                                     CA        $     250,000         222,460
            6/15/2008                                     CA        $   2,900,000       2,349,783
       Netia Holdings BV, Gtd Sr Discount Step-Up Notes
         Series B, Zero Coupon(a), 11/1/2007              NL        $     525,000         315,000
       NEXTLINK Communications
         Sr Discount Step-Up Notes, Zero Coupon(a),
            4/15/2008                                               $   1,000,000         520,000
         Sr Notes
            10.750%, 11/15/2008                                     $     500,000         412,500
            9.625%, 10/1/2007                                       $     250,000         200,000
       NEXTLINK Communications LLC/NEXTLINK Capital
         Sr Notes, 12.500%, 4/15/2006                               $   1,000,000         900,000
       RCN Corp
         Sr Discount Step-Up Notes, Series B, Zero
           Coupon(a), 2/15/2008                                     $   1,000,000         320,000
         Sr Notes, 10.125%, 1/15/2010                               $     500,000         255,000
       United Pan-Europe Communications NV
         Sr Discount Step-Up Notes, Series B, Zero
           Coupon(a)
             8/1/2009                                     NL        $   1,250,000         381,250
             2/1/2010                                     NL        $     500,000         142,500
         Sr Notes, Series B, 10.875%, 11/1/2007           NL        $     500,000         330,000
=================================================================================================
                                                                                       10,441,493
=================================================================================================
       TOTAL FIXED INCOME SECURITIES (Cost $52,699,704)                                40,673,366
=================================================================================================
0.84   COMMON STOCKS & WARRANTS
0.01   BROADCASTING
       XM Satellite Radio Warrants(f) (Exp 2010)                              250           8,750
0.01   COMPUTERS -- NETWORKING
       Wam!Net Warrants(b)(f) (Exp 2005)                                      900           8,100
=================================================================================================
0.81   INVESTMENT COMPANIES
       Dresdner RCM Global Strategic Income Closed-End Fund                60,500         408,375
=================================================================================================
0.01   TELECOMMUNICATIONS -- LONG DISTANCE
       Ntelos Inc Warrants(b)(f) (Exp 2010)                                   750           2,250
       STARTEC Global Communications Warrants(b)(f) (Exp 2008)                150             112
=================================================================================================
                                                                                            2,362
=================================================================================================
       TOTAL COMMON STOCKS & WARRANTS (Cost $451,992)                                     427,587
=================================================================================================
8.68   PREFERRED STOCKS
0.14   BROADCASTING
       Granite Broadcasting, Exchangeable Pfd(g), 12.750%                     452          67,800
=================================================================================================
0.01   COMPUTERS -- NETWORKING
       PSINet Inc, Conv Pfd(b), 7.000%                                      5,000           5,000
=================================================================================================

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
0.52   PUBLISHING
       PRIMEDIA Inc, Exchangeable Pfd, Series H Shrs,
         8.625%                                                             3,500    $    262,062
=================================================================================================
3.01   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Nextel Communications, Exchangeable Pfd(g),
         Series E Shrs, 11.125%                                             1,791       1,522,350
=================================================================================================
3.34   TELECOMMUNICATIONS-- LONG DISTANCE
       Broadwing Communications, Jr Exchangeable Pfd,
         Series B Shrs, 12.500%                                             1,000         970,000
       Global Crossing Holdings Ltd, Sr Exchangeable
         Pfd(g), 10.500%                                  BD                6,500         572,000
       Global Crossing Ltd, Conv Pfd, 6.750%              BD                1,000         147,750
=================================================================================================
                                                                                        1,689,750
1.66   TELEPHONE
       Intermedia Communications, Exchangeable Pfd
         Series B Shrs(g), 13.500%                                          1,432         716,000
       XO Communications, Sr Exchangeable Pfd(g), 14.000%                   4,140         124,200
=================================================================================================
                                                                                          840,200
=================================================================================================
       TOTAL PREFERRED STOCKS (Cost $6,419,996)                                         4,387,162
=================================================================================================
0.80   OTHER SECURITIES
0.77   ELECTRIC UTILITIES
       Alliant Energy Resources, Sr Sub Exchangeable
         Step-Down Notes(b) PAY PHONES(h), 7.250%(i)
         2/15/2003 (Each shr exchangeable for 2.5 shrs
         McLeodUSA cmn stk)                                         $       7,000         387,625
=================================================================================================
0.03   TELECOMMUNICATIONS-- LONG DISTANCE
       GT Group Telecom, Units(b) (Each unit consists of
         one Sr Discount Note, 13.250%, 2/1/2010 and one
         wrnt to purchase 4.91060 Class B non-voting shrs
         of cmn stk)                                      CA                  400          17,400
=================================================================================================
       TOTAL OTHER SECURITIES (Cost $493,251)                                             405,025
=================================================================================================
9.24   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         12/29/2000 due 1/2/2001 at 5.900%, repurchased
         at  $4,675,063  (Collateralized  by  US  Treasury
         Inflationary Index Bonds, due 4/15/2028 at 3.625%,
         value  $4,765,930) (Cost $4,672,000)                       $   4,672,000       4,672,000
=================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $64,736,943)
       (Cost for Income Tax Purposes $64,838,921)                                    $ 50,565,140
=================================================================================================

(a) Step-up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

(b) Securities acquired pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.

(c) Security is a defaulted security with respect to cumulative interest payments of $31,250 at December 31, 2000 and is a fair valued security representing 80% of the security's publicly traded value.

(d) Security is a defaulted security with respect to cumulative interest payments of $37,500 at December 31, 2000.

(e) Security is expected to be a defaulted security with respect to cumulative interest payments at June 15, 2001, the defaulted interest payment at December 15, 2000 was made by Global Telesystems.

(f) Security is non-income producing.

(g) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.

(h) PAY PHONES - Premium Accelerated Yield Participating Hybrid Option Note Exchangeable Securities.

(i) Step-down bonds are obligations which decrease the interest payment rate at a specific point in time. Rate shown reflects current rate which may step down at a future date.

SUMMARY OF INVESTMENTS BY COUNTRY

                                                                       % OF
                                               COUNTRY           INVESTMENT
COUNTRY                                           CODE           SECURITIES            VALUE
---------------------------------------------------------------------------------------------
Australia                                           AS                0.28%     $    139,000
Bermuda                                             BD                3.65         1,847,875
Canada                                              CA               11.27         5,699,393
Ireland                                             IE                5.28         2,667,500
Netherlands                                         NL                2.31         1,168,750
United Kingdom                                      UK                3.44         1,740,500
United States                                                        73.77        37,302,122
============================================================================================
                                                                    100.00%     $ 50,565,140
============================================================================================
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                           HIGH
                                                                          YIELD
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                       $ 64,736,943
================================================================================
  At Value(a)                                                      $ 50,565,140
Receivables:
  Fund Shares Sold                                                      178,134
  Dividends and Interest                                                800,223
Prepaid Expenses and Other Assets                                         1,992
================================================================================
TOTAL ASSETS                                                         51,545,489
================================================================================
LIABILITIES
Payables:
  Custodian                                                             126,091
  Fund Shares Repurchased                                                 9,322
Accrued Expenses and Other Payables                                       8,977
================================================================================
TOTAL LIABILITIES                                                       144,390
================================================================================
NET ASSETS AT VALUE                                                $ 51,401,099
================================================================================
NET ASSETS
Paid-in Capital(b)                                                 $ 61,855,995
Accumulated Undistributed Net Investment Income                       5,719,742
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                       (2,002,835)
Net Depreciation of Investment Securities                           (14,171,803)
================================================================================
NET ASSETS AT VALUE                                                $ 51,401,099
================================================================================
Shares Outstanding                                                    5,104,896
NET ASSET VALUE, Offering and Redemption Price per Share           $      10.07
================================================================================

(a) Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $4,672,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to High Yield Fund.

See Notes to Financial StatementS

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                           HIGH
                                                                          YIELD
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                          $    682,694
Interest                                                              5,631,389
================================================================================
  TOTAL INCOME                                                        6,314,083
================================================================================
EXPENSES
Investment Advisory Fees                                                345,524
Administrative Services Fees                                            162,609
Custodian Fees and Expenses                                              12,097
Directors' Fees and Expenses                                             11,068
Interest Expenses                                                           558
Professional Fees and Expenses                                           18,462
Registration Fees and Expenses                                              356
Reports to Shareholders                                                  33,856
Transfer Agent Fees                                                       5,000
Other Expenses                                                           14,746
================================================================================
  TOTAL EXPENSES                                                        604,276
  Fees and Expenses Paid Indirectly                                     (11,639)
================================================================================
     NET EXPENSES                                                       592,637
================================================================================
NET INVESTMENT INCOME                                                 5,721,446
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                                (698,955)
  Foreign Currency Transactions                                          (4,544)
================================================================================
     Total Net Realized Loss                                           (703,499)
================================================================================
Change in Net Depreciation of Investment Securities                 (11,767,695)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                     (12,471,194)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (6,749,748)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
HIGH YIELD FUND
[CAPTION]

                                                                         YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------
                                                                   2000                       1999
OPERATIONS
Net Investment Income                                       $ 5,721,446                $ 4,321,956
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                            (703,499)                  (925,346)
Change in Net Appreciation (Depreciation) of
  Investment Securities                                     (11,767,695)                   716,141
===================================================================================================
NET INCREASE  (DECREASE)  IN NET ASSETS FROM  OPERATIONS     (6,749,748)                 4,112,751
===================================================================================================
DISTRIBUTIONS  TO SHAREHOLDERS
Net Investment  Income                                         (479,587)                (3,850,861)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                   0                     (4,126)
===================================================================================================
TOTAL DISTRIBUTIONS                                            (479,587)                (3,854,987)
===================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                32,494,414                 42,185,089
Reinvestment of Distributions                                   479,587                  3,854,987
===================================================================================================
                                                             32,974,001                 46,040,076
Amounts Paid for Repurchases of Shares                      (32,722,172)               (29,944,825)
===================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                       251,829                 16,095,251
===================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (6,977,506)                16,353,015
NET ASSETS
Beginning of Period                                          58,378,605                 42,025,590
===================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $5,719,742 and $478,163,
  respectively)                                             $51,401,099                $58,378,605
===================================================================================================

                             ---------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                                   2,907,256                  3,541,193
Shares Issued from Reinvestment of Distributions                 47,625                    339,049
===================================================================================================
                                                              2,954,881                  3,880,242
Shares Repurchased                                           (2,923,203)                (2,522,474)
===================================================================================================
NET INCREASE IN FUND SHARES                                      31,678                  1,357,768
===================================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENT
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund (the "Fund", presented herein), Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stock. INVESCO Variable Investment Fund, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Equity securities and closed-end investment companies traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date method. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Cost is determined on the specific identification basis.

The Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $1,155,674 and $685,704 in net capital loss carryovers which expire in the years 2007 and 2008, respectively.

The Fund incurred and elected to defer post-October 31 net capital losses of $59,478 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 4.49% qualified for the dividends received deduction available to the Fund's corporate shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $236 from accumulated undistributed net investment income to paid-in capital and reclassified $44 from accumulated undistributed net investment income to accumulated undistributed net realized loss on investment securities. Net investment income, net realized losses and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $66,416,431 and $64,145,237, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $128,825 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $14,402,606, resulting in net depreciation of $14,273,781.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $1,005. Unfunded accrued pension costs of $0 and pension liability of $2,557 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000 there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable High Yield Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

HIGH YIELD FUND
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                   YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                  2000            1999            1998            1997            1996
PER SHARE DATA
Net Asset Value -- Beginning of Period      $    11.51      $    11.31      $    12.46      $    11.78      $    11.04
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             1.12            0.93            0.97            0.78            0.72
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (2.46)           0.11           (0.80)           1.26            1.11
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.34)           1.04            0.17            2.04            1.83
=======================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.10            0.84            0.98            0.78            0.71
Distributions from Capital Gains                  0.00            0.00            0.23            0.58            0.38
In Excess of Capital Gains(a)                     0.00            0.00            0.11            0.00            0.00
=======================================================================================================================
TOTAL DISTRIBUTIONS                               0.10            0.84            1.32            1.36            1.09
=======================================================================================================================
Net Asset Value -- End of Period            $    10.07      $    11.51      $    11.31      $    12.46      $    11.78
=======================================================================================================================

TOTAL RETURN(b)                                (11.68%)          9.20%           1.42%          17.33%          16.59%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $   51,401      $   58,379      $   42,026      $   30,881      $   14,033
Ratio of Expenses to Average Net Assets(c)(d)    1.05%           1.05%           0.85%           0.83%           0.87%
Ratio of Net Investment Income
 to Average Net Assets(c)                        9.94%           8.81%           8.99%           8.67%           9.19%
Portfolio Turnover Rate                           118%            143%            245%            344%            380%

(a) Distributions in excess of capital gains aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(c) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.94% and 1.32%, respectively, and ratio of net investment income to average net assets would have been 8.56% and 8.74%, respectively.
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-MARKET NEUTRAL FUND















                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

     Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-MARKET NEUTRAL FUND
      The line graph below illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - MARKET NEUTRAL FUND

This line graph compares the value of a $10,000 investment in VIF - Market Neutral Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the 90-Day Treasury Bill Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Market Neutral Fund     S&P 500 Index(2)       90-Day Treasury Bill Index(2)
11/99       $10,000                       $10,000                $10,000
12/99       $10,230                       $10,588                $10,043
12/00       $10,661                       $9,624                 $10,645

      For the one-year period ended December 31, 2000, the value of your shares rose 4.21%. This compares to a 5.99% return on the 90-day Treasury bill for the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                            VIF-MARKET NEUTRAL FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    3.60%
--------------------------------------------------------------------------------
Since inception (11/99)                   5.76%
--------------------------------------------------------------------------------

      VIF-Market Neutral Fund is managed with a large-capitalization, market-neutral strategy that utilizes a fundamental stock selection process. This approach is combined with rigorous risk control to create an attractive risk/return relationship. The fund's goal is to outperform the 90-day Treasury bills by 4% annually before fees, while maintaining a tracking error of less than 5%. We seek to meet the fund's objectives by monitoring the return spread between the long and the short portfolios. We also strive to minimize transaction costs through state-of-the-art trading techniques.

FUND MANAGEMENT

     VIF-Market Neutral Fund is team-managed by INVESCO Inc. of New York.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE 90-DAY TREASURY BILL INDEX IN AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF U.S. TREASURY BILLS WITH MATURITIES OF 90 DAYS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
MARKET NEUTRAL FUND
98.06  INVESTMENT SECURITIES HELD
80.45  COMMON STOCKS(a)
2.00   AEROSPACE & DEFENSE
       Boeing Co                                                             900     $   59,400
       Goodrich (B F) Co                                                   1,200         43,650
       United Technologies                                                 1,400        110,075
===============================================================================================
                                                                                        213,125
0.81   AIRLINES
       AMR Corp(b)                                                           800         31,350
       Delta Air Lines                                                     1,100         55,206
===============================================================================================
                                                                                         86,556
0.50   AUTO PARTS & EQUIPMENT
       Cummins Engine                                                      1,400         53,112
===============================================================================================
1.66   AUTOMOBILES
       Ford Motor                                                          4,500        105,469
       General Motors                                                      1,400         71,312
===============================================================================================
                                                                                        176,781
7.58   BANKS -- REGIONAL
       BB&T Corp                                                           1,200         44,775
       Comerica Inc                                                        2,300        136,563
       FleetBoston Financial                                               4,500        169,031
       Mellon Financial                                                    2,000         98,375
       PNC Financial Services Group                                        2,200        160,738
       SouthTrust Corp                                                     1,200         48,825
       State Street                                                          500         62,105
       Wachovia Corp                                                       1,500         87,188
===============================================================================================
                                                                                        807,600
0.51   BEVERAGES -- ALCOHOLIC
       Anheuser-Busch Cos                                                  1,200         54,600
===============================================================================================
0.33   BEVERAGES -- NON-ALCOHOLIC
       PepsiCo Inc                                                           700         34,694
===============================================================================================
0.24   BROADCASTING
       General Motors Class H Shrs(b)                                      1,100         25,300
===============================================================================================
0.47   BUILDING MATERIALS
       Sherwin-Williams Co                                                 1,900         49,994
===============================================================================================
0.47   CABLE
       Comcast Corp Special Class A Shrs(b)                                1,200         50,100
===============================================================================================
1.21   CHEMICALS
       Dow Chemical                                                        2,000         73,250
       PPG Industries                                                      1,200         55,575
===============================================================================================
                                                                                        128,825

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
1.24   CHEMICALS -- SPECIALTY
       Air Products & Chemicals                                            1,700     $   69,700
       Praxair Inc                                                         1,400         62,125
===============================================================================================
                                                                                        131,825
1.45   COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
       CIENA Corp(b)                                                         300         24,375
       Comverse Technology(b)                                                500         54,312
       JDS Uniphase(b)                                                       500         20,844
       Nortel Networks                                                     1,100         35,269
       Scientific-Atlanta Inc                                                600         19,538
===============================================================================================
                                                                                        154,338
2.44   COMPUTER SOFTWARE & SERVICES
       Adobe Systems                                                         700         40,731
       BEA Systems(b)                                                        300         20,194
       Intuit Inc(b)                                                         400         15,775
       i2 Technologies(b)                                                    200         10,875
       Mercury Interactive(b)                                                100          9,025
       Microsoft Corp(b)                                                     600         26,025
       Oracle Corp(b)                                                      1,900         55,219
       PeopleSoft Inc(b)                                                     400         14,875
       Rational Software(b)                                                  600         23,363
       Siebel Systems(b)                                                     400         27,050
       VERITAS Software(b)                                                   200         17,500
===============================================================================================
                                                                                        260,632
0.17   COMPUTER SYSTEMS
       Brocade Communications Systems(b)                                     200         18,362
===============================================================================================
0.34   COMPUTERS -- HARDWARE
       Sun Microsystems(b)                                                 1,300         36,238
===============================================================================================
0.91   COMPUTERS -- NETWORKING
       Cisco Systems(b)                                                    1,700         65,025
       Juniper Networks(b)                                                   100         12,606
       Network Appliance(b)                                                  300         19,256
===============================================================================================
                                                                                         96,887
0.63   COMPUTERS -- PERIPHERALS
       EMC Corp(b)                                                           800         53,200
       Palm Inc(b)                                                           500         14,156
===============================================================================================
                                                                                         67,356
0.37   CONGLOMERATES
       Fortune Brands                                                      1,300         39,000
===============================================================================================
1.14   CONSUMER FINANCE
       American Express                                                    1,600         87,900
       USA Education                                                         500         34,000
===============================================================================================
                                                                                        121,900

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
0.60   CONTAINERS -- PAPER
       Temple-Inland Inc                                                   1,200     $   64,350
===============================================================================================
1.40   ELECTRIC UTILITIES
       Calpine Corp(b)                                                     1,300         58,581
       Public Service Enterprise Group                                       700         34,038
       Reliant Energy                                                      1,300         56,306
===============================================================================================
                                                                                        148,925
1.72   ELECTRICAL EQUIPMENT
       General Electric                                                      600         28,762
       Jabil Circuit(b)                                                      500         12,687
       Molex Inc                                                             400         14,200
       Rockwell International                                              1,100         52,388
       Sanmina Corp(b)                                                       500         38,313
       Solectron Corp(b)                                                   1,100         37,290
===============================================================================================
                                                                                        183,640
2.24   ELECTRONICS -- SEMICONDUCTORS
       Analog Devices(b)                                                     800         40,950
       Applied Micro Circuits(b)                                             400         30,019
       Broadcom Corp Class A Shrs(b)                                         200         16,800
       Linear Technology                                                   1,300         60,125
       Maxim Integrated Products(b)                                        1,000         47,813
       PMC-Sierra Inc(b)                                                     200         15,725
       Vitesse Semiconductor(b)                                              500         27,656
===============================================================================================
                                                                                        239,088
0.57   ENTERTAINMENT
       Disney (Walt) Co                                                    2,100         60,769
===============================================================================================
0.71   EQUIPMENT -- SEMICONDUCTOR
       Applied Materials(b)                                                  500         19,094
       KLA-Tencor Corp(b)                                                    600         20,213
       Novellus Systems(b)                                                 1,000         35,938
===============================================================================================
                                                                                         75,245
4.20   FINANCIAL -- DIVERSIFIED
       Ambac Financial Group                                               1,200         69,975
       Citigroup Inc                                                       2,400        122,550
       Fannie Mae                                                          1,000         86,750
       Freddie Mac                                                         1,100         75,762
       MBIA Inc                                                              300         22,237
       MBNA Corp                                                           1,900         70,181
===============================================================================================
                                                                                        447,455
0.22   FOODS
       Heinz (H J) Co                                                        500         23,719
===============================================================================================
0.19   HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Biomet Inc                                                            500         19,844
===============================================================================================
2.95   HEALTH CARE -- SERVICES
       Cardinal Health                                                       600         59,775
       HCA-Healthcare Co                                                   2,000         88,020

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       UnitedHealth Group                                                  1,400     $   85,925
       Wellpoint Health Networks(b)                                          700         80,675
===============================================================================================
                                                                                        314,395
2.45   HEALTH CARE DRUGS -- PHARMACEUTICALS
       Abbott Laboratories                                                   300         14,531
       Allergan Inc                                                          200         19,362
       Johnson & Johnson                                                     500         52,531
       Merck & Co                                                          1,200        112,350
       Pfizer Inc                                                            500         23,000
       Schering-Plough Corp                                                  700         39,725
===============================================================================================
                                                                                        261,499
0.83   HOUSEHOLD FURNISHINGS & APPLIANCES
       Maytag Corp                                                         1,100         35,544
       Whirlpool Corp                                                      1,100         52,456
===============================================================================================
                                                                                         88,000
0.67   HOUSEHOLD PRODUCTS
       Colgate-Palmolive Co                                                1,100         71,005
===============================================================================================
0.70   INSURANCE -- LIFE & HEALTH
       Jefferson-Pilot Corp                                                1,000         74,750
===============================================================================================
2.53   INSURANCE -- MULTI-LINE
       American General                                                      800         65,200
       CIGNA Corp                                                            800        105,840
       Hartford Financial Services Group                                     600         42,375
       Lincoln National                                                    1,200         56,775
===============================================================================================
                                                                                        270,190
0.76   INSURANCE -- PROPERTY & CASUALTY
       MGIC Investment                                                     1,200         80,925
===============================================================================================
3.11   INVESTMENT BANK/BROKER FIRM
       Goldman Sachs Group                                                   900         96,244
       Lehman Brothers Holdings                                            1,600        108,200
       Morgan Stanley Dean Witter & Co                                     1,600        126,800
===============================================================================================
                                                                                        331,244
0.34   IRON & STEEL
       USX-US Steel Group                                                  2,000         36,000
===============================================================================================
0.52   LODGING -- HOTELS
       Hilton Hotels                                                       2,100         22,050
       Marriott International Class A Shrs                                   800         33,800
===============================================================================================
                                                                                         55,850
1.75   MACHINERY -- DIVERSIFIED
       Cooper Industries                                                   1,900         87,281
       Dover Corp                                                            700         28,394
       Ingersoll-Rand Co                                                   1,700         71,187
===============================================================================================
                                                                                        186,862
2.42   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                           700         36,969
       Eaton Corp                                                            600         45,112
       Minnesota Mining & Manufacturing                                    1,000        120,500

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       Textron Inc                                                         1,200     $   55,800
===============================================================================================
                                                                                        258,381
0.45   MANUFACTURING -- SPECIALIZED
       Parker-Hannifin Corp                                                1,100         48,538
===============================================================================================
0.33   METALS MINING
       Inco Ltd(b)                                                         2,100         35,196
===============================================================================================
2.18   OIL -- INTERNATIONAL INTEGRATED
       Conoco Inc Class B Shrs                                             1,800         52,087
       Occidental Petroleum                                                2,900         70,325
       Phillips Petroleum                                                  1,100         62,563
       USX-Marathon Group                                                  1,700         47,175
===============================================================================================
                                                                                        232,150
3.22   OIL & GAS -- DRILLING & EQUIPMENT
       ENSCO International                                                 2,000         68,125
       Global Marine(b)                                                    2,600         73,775
       Nabors Industries(b)                                                  900         53,235
       Noble Drilling(b)                                                   1,700         73,844
       Smith International(b)                                              1,000         74,563
===============================================================================================
                                                                                        343,542
1.30   OIL & GAS -- EXPLORATION & PRODUCTION
       Apache Corp                                                           400         28,025
       EOG Resources                                                         800         43,750
       Kerr-McGee Corp                                                     1,000         66,937
===============================================================================================
                                                                                        138,712
0.79   OIL & GAS -- REFINING & MARKETING
       Ashland Inc                                                         1,300         46,657
       Tosco Corp                                                          1,100         37,331
===============================================================================================
                                                                                         83,988
0.65   OIL WELL EQUIPMENT & SERVICES
       BJ Services(b)                                                      1,000         68,875
===============================================================================================
0.57   PAPER & FOREST PRODUCTS
       Boise Cascade                                                       1,800         60,525
===============================================================================================
1.51   PERSONAL CARE
       Avon Products                                                       1,000         47,875
       Kimberly-Clark Corp                                                 1,600        113,104
===============================================================================================
                                                                                        160,979
0.48   PHOTOGRAPHY & IMAGING
       Eastman Kodak                                                       1,300         51,187
===============================================================================================
0.38   PUBLISHING
       Donnelley (R R) & Sons                                              1,500         40,500
===============================================================================================
1.08   PUBLISHING -- NEWSPAPERS
       Gannett Inc                                                         1,200         75,675
       Knight Ridder                                                         700         39,812
===============================================================================================
                                                                                        115,487

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
1.16   RAILROADS
       Burlington Northern Santa Fe                                        2,200     $   62,287
       Union Pacific                                                       1,200         60,900
===============================================================================================
                                                                                        123,187
0.44   RESTAURANTS
       Wendy's International                                               1,800         47,250
===============================================================================================
0.47   RETAIL -- COMPUTERS & ELECTRONICS
       Circuit City Stores-Circuit City Group                              1,800         20,700
       RadioShack Corp                                                       700         29,969
===============================================================================================
                                                                                         50,669
2.30   RETAIL -- DEPARTMENT STORES
       Federated Department Stores(b)                                      1,800         63,000
       Kohl's Corp(b)                                                        600         36,600
       May Department Stores                                               1,800         58,950
       Sears Roebuck & Co                                                  2,500         86,875
===============================================================================================
                                                                                        245,425
0.31   RETAIL -- GENERAL MERCHANDISE
       Bed Bath & Beyond(b)                                                1,500         33,562
===============================================================================================
0.56   RETAIL -- SPECIALTY
       Tiffany & Co                                                          900         28,463
       Toys "R" Us(b)                                                      1,900         31,706
===============================================================================================
                                                                                         60,169
0.32   RETAIL -- SPECIALTY-APPAREL
       Limited Inc                                                         2,000         34,125
===============================================================================================
1.77   SAVINGS & LOAN COMPANIES
       Golden West Financial                                               2,800        189,000
===============================================================================================
0.47   SERVICES -- ADVERTISING & MARKETING
       Omnicom Group                                                         600         49,725
===============================================================================================
0.13   SERVICES -- COMMERCIAL & CONSUMER
       Comdisco Inc                                                        1,200         13,725
===============================================================================================
1.35   SERVICES -- DATA PROCESSING
       First Data                                                          2,200        115,912
       Fiserv Inc(b)                                                         600         28,463
===============================================================================================
                                                                                        144,375
0.41   SERVICES -- PAYROLL PROCESSING
       Paychex Inc                                                           900         43,763
===============================================================================================
0.29   TELECOMMUNICATIONS -- LONG DISTANCE
       Sprint Corp                                                         1,500         30,469
===============================================================================================
0.58   TELEPHONE
       BellSouth Corp                                                      1,500         61,406
===============================================================================================
0.27   TEXTILES -- APPAREL MANUFACTURING
       Liz Claiborne                                                         700         29,137
===============================================================================================
1.33   TOBACCO
       Philip Morris                                                       2,400        105,600

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       UST Inc                                                             1,300     $   36,481
===============================================================================================
                                                                                        142,081
       TOTAL COMMON STOCKS (Cost $7,886,088)                                          8,577,108
===============================================================================================
17.61  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
        12/29/2000 due 1/2/2001 at 5.900%, repurchased
        at $1,878,230 (Collateralized by US Treasury
        Bonds, due 11/15/2016 at 7.500%, value
        $1,915,428) (Cost $1,877,000)                                 $1,877,000      1,877,000
===============================================================================================
       TOTAL INVESTMENT SECURITIES HELD (Cost $9,763,088)                            10,454,108
===============================================================================================
(81.27)INVESTMENT SECURITIES SOLD SHORT
(1.40) AEROSPACE & DEFENSE
       General Dynamics                                                    (600)       (46,800)
       Lockheed Martin                                                   (2,000)       (67,900)
       Raytheon Co Class B Shrs                                          (1,100)       (34,169)
===============================================================================================
                                                                                      (148,869)
(0.49) AIR FREIGHT
       FedEx Corp(b)                                                     (1,300)       (51,948)
===============================================================================================
(0.79) ALUMINUM
       Alcoa Inc                                                         (2,500)       (83,750)
===============================================================================================
(1.21) AUTO PARTS & EQUIPMENT
       Dana Corp                                                         (1,900)       (29,094)
       Goodyear Tire & Rubber                                            (2,000)       (45,980)
       TRW Inc                                                           (1,400)       (54,250)
===============================================================================================
                                                                                      (129,324)
(0.26) AUTOMOBILES
       Harley-Davidson Inc                                                 (700)       (27,825)
===============================================================================================
(2.89) BANKS -- MONEY CENTER
       Bank of America                                                   (1,800)       (82,575)
       First Union                                                       (1,500)       (41,719)
       Wells Fargo & Co                                                  (3,300)      (183,769)
===============================================================================================
                                                                                      (308,063)
(5.34) BANKS -- REGIONAL
       Bank of New York                                                  (2,500)      (137,969)
       Bank One                                                          (2,700)       (98,887)
       Fifth Third Bancorp                                               (1,100)       (65,725)
       KeyCorp                                                           (1,600)       (44,800)
       Northern Trust                                                      (500)       (40,781)
       SunTrust Banks                                                      (900)       (56,700)
       Union Planters                                                    (1,200)       (42,900)
       Zions Bancorp                                                     (1,300)       (81,169)
===============================================================================================
                                                                                      (568,931)
(1.09) BEVERAGES -- NON-ALCOHOLIC
       Coca-Cola Co                                                      (1,500)       (91,406)
       Coca-Cola Enterprises                                             (1,300)       (24,700)
===============================================================================================
                                                                                      (116,106)
(0.58) BIOTECHNOLOGY -- HEALTH CARE
       Amgen Inc(b)                                                        (600)       (38,362)

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       MedImmune Inc(b)                                                    (500)    $  (23,844)
===============================================================================================
                                                                                       (62,206)
(0.15) BROADCASTING
       EchoStar Communications Class A Shrs(b)                             (700)       (15,925)
===============================================================================================
(1.24) BUILDING MATERIALS
       Lowe's Cos                                                          (900)       (40,050)
       Masco Corp                                                        (3,600)       (92,475)
===============================================================================================
                                                                                      (132,525)
(0.70) CABLE
       Cox Communications Class A Shrs(b)                                (1,600)       (74,500)
===============================================================================================
(1.23) CHEMICALS -- DIVERSIFIED
       du Pont (E I) de Nemours & Co                                     (1,500)       (72,469)
       Rohm & Haas                                                       (1,600)       (58,100)
===============================================================================================
                                                                                      (130,569)
(0.45) COMMERCIAL FINANCE
       CIT Group Class A Shrs                                            (2,400)       (48,300)
===============================================================================================
(2.06) COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       ADC Telecommunications(b)                                         (1,700)       (30,812)
       Advanced Micro Devices(b)                                         (2,100)       (29,006)
       Lucent Technologies                                               (1,900)       (25,650)
       Motorola Inc                                                      (2,800)       (56,700)
       QUALCOMM Inc(b)                                                     (600)       (49,313)
       Tellabs Inc(b)                                                      (500)       (28,250)
===============================================================================================
                                                                                      (219,731)
(2.09) COMPUTER SOFTWARE & SERVICES
       BMC Software(b)                                                   (1,600)       (22,400)
       Cadence Design Systems(b)                                         (1,700)       (46,750)
       Citrix Systems(b)                                                   (600)       (13,500)
       Computer Associates International                                 (1,400)       (27,300)
       Compuware Corp(b)                                                 (3,500)       (21,875)
       Electronic Arts(b)                                                (1,100)       (46,887)
       Networks Associates(b)                                            (1,300)        (5,444)
       Sabre Holdings                                                      (900)       (38,813)
===============================================================================================
                                                                                      (222,969)
(1.44) COMPUTER SYSTEMS
       Apple Computer(b)                                                 (1,300)       (19,337)
       Compaq Computer                                                   (2,000)       (30,100)
       Dell Computer(b)                                                  (2,300)       (40,106)
       NCR Corp(b)                                                       (1,300)       (63,863)
===============================================================================================
                                                                                      (153,406)
(0.98) COMPUTERS -- HARDWARE
       International Business Machines                                   (1,000)       (85,000)
       Unisys Corp(b)                                                    (1,300)       (19,013)
===============================================================================================
                                                                                      (104,013)

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
(1.33) CONSUMER FINANCE
       Countrywide Credit Industries                                     (1,400)    $  (70,350)
       Household International                                           (1,300)       (71,500)
===============================================================================================
                                                                                      (141,850)
(0.40) CONTAINERS -- PAPER
       Sealed Air(b)                                                     (1,400)       (42,700)
===============================================================================================
(1.75) ELECTRIC UTILITIES
       AES Corp(b)                                                         (700)       (38,762)
       Constellation Energy Group                                        (1,200)       (54,075)
       Duke Energy                                                       (1,100)       (93,775)
===============================================================================================
                                                                                      (186,612)
(1.73) ELECTRICAL EQUIPMENT
       Agilent Technologies(b)                                             (300)       (16,425)
       Emerson Electric                                                  (1,700)      (133,981)
       Grainger (W W) Inc                                                  (500)       (18,250)
       SCI Systems(b)                                                      (600)       (15,825)
===============================================================================================
                                                                                      (184,481)
(3.23) ELECTRONICS -- SEMICONDUCTORS
       Altera Corp(b)                                                    (1,500)       (39,469)
       Atmel Corp(b)                                                     (1,500)       (17,437)
       Conexant Systems(b)                                               (1,100)       (16,912)
       Intel Corp                                                        (2,500)       (75,156)
       LSI Logic(b)                                                      (1,400)       (23,926)
       Micron Technology(b)                                              (1,100)       (39,050)
       National Semiconductor(b)                                         (1,800)       (36,225)
       RF Micro Devices(b)                                               (1,100)       (30,181)
       Texas Instruments                                                 (1,400)       (66,325)
===============================================================================================
                                                                                      (344,681)
(0.67) ENTERTAINMENT
       Viacom Inc Class B Shrs(b)                                        (1,200)       (56,100)
       Yahoo! Inc(b)                                                       (500)       (15,031)
===============================================================================================
                                                                                       (71,131)
(2.02) FINANCIAL -- DIVERSIFIED
       Capital One Financial                                               (400)       (26,325)
       Franklin Resources                                                (3,000)      (114,300)
       Providian Financial                                               (1,300)       (74,750)
===============================================================================================
                                                                                      (215,375)
(0.40) FOODS
       Kellogg Co                                                          (900)       (23,625)
       Wrigley (William) Jr Co                                             (200)       (19,163)
===============================================================================================
                                                                                       (42,788)
(0.47) FOOTWEAR
       NIKE Inc Class B Shrs                                               (900)       (50,231)
===============================================================================================
(0.22) GOLD & PRECIOUS METALS MINING
       Newmont Mining                                                    (1,400)       (23,888)
===============================================================================================

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
(1.90) HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Baxter International                                                (200)    $  (17,662)
       Becton Dickinson & Co                                               (800)       (27,700)
       Guidant Corp(b)                                                     (800)       (43,150)
       Medtronic Inc                                                     (1,200)       (72,450)
       Waters Corp(b)                                                      (500)       (41,750)
===============================================================================================
                                                                                      (202,712)
(1.09) HEALTH CARE -- SERVICES
       Health Management Associates Class A Shrs(b)                      (2,000)       (41,500)
       McKesson HBOC                                                       (600)       (21,534)
       Tenet Healthcare(b)                                               (1,200)       (53,325)
===============================================================================================
                                                                                      (116,359)
(2.69) HEALTH CARE DRUGS -- PHARMACEUTICALS
       ALZA Corp(b)                                                        (900)       (38,250)
       American Home Products                                              (800)       (50,840)
       Lilly (Eli) & Co                                                    (700)       (65,144)
       Pharmacia Corp                                                    (1,500)       (91,500)
       Watson Pharmaceuticals(b)                                           (800)       (40,950)
===============================================================================================
                                                                                      (286,684)
(2.15) HOUSEHOLD PRODUCTS
       Black & Decker                                                      (900)       (35,325)
       Clorox Co                                                         (1,300)       (46,150)
       Newell Rubbermaid                                                 (2,000)       (45,500)
       Procter & Gamble                                                  (1,300)      (101,969)
===============================================================================================
                                                                                      (228,944)
(1.21) INSURANCE -- LIFE & HEALTH
       AFLAC Inc                                                           (900)       (64,969)
       Conseco Inc                                                       (2,200)       (29,012)
       UnumProvident Corp                                                (1,300)       (34,938)
===============================================================================================
                                                                                      (128,919)
(1.57) INSURANCE -- MULTI-LINE
       American International Group                                      (1,700)      (167,556)
===============================================================================================
(3.23) INSURANCE -- PROPERTY & CASUALTY
       Allstate Corp                                                     (1,600)       (69,700)
       Chubb Corp                                                          (700)       (60,550)
       Progressive Corp                                                    (600)       (62,175)
       SAFECO Corp                                                       (2,300)       (75,613)
       St Paul Cos                                                       (1,400)       (76,038)
===============================================================================================
                                                                                      (344,076)
(0.55) INSURANCE BROKERS
       Marsh & McLennan                                                    (500)       (58,500)
===============================================================================================
(2.14) INVESTMENT BANK/BROKER FIRM
       Bear Stearns                                                        (400)       (20,275)
       Merrill Lynch & Co                                                (1,200)       (81,825)
       Price (T Rowe) Associates                                           (700)       (29,586)
       Schwab (Charles) Corp                                             (3,400)       (96,475)
===============================================================================================
                                                                                      (228,161)

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
(0.37) INVESTMENT COMPANIES
       Stilwell Financial                                                (1,000)    $  (39,438)
===============================================================================================
(0.52) LEISURE TIME
       Carnival Corp                                                     (1,800)       (55,462)
===============================================================================================
(1.22) MACHINERY -- DIVERSIFIED
       Caterpillar Inc                                                   (1,500)       (70,969)
       Deere & Co                                                        (1,300)       (59,556)
===============================================================================================
                                                                                      (130,525)
(0.56) MANUFACTURING -- DIVERSIFIED
       Illinois Tool Works                                               (1,000)       (59,562)
===============================================================================================
(0.73) METALS MINING
       Phelps Dodge                                                      (1,400)       (78,138)
===============================================================================================
(1.00) NATURAL GAS
       Enron Corp                                                          (900)       (74,812)
       Williams Cos                                                        (800)       (31,950)
===============================================================================================
                                                                                      (106,762)
(0.36) OFFICE EQUIPMENT & SUPPLIES
       Avery Dennison                                                      (700)       (38,412)
===============================================================================================
(1.07) OIL & GAS -- DRILLING & EQUIPMENT
       Diamond Offshore Drilling                                         (2,400)       (96,000)
       Tidewater Inc                                                       (400)       (17,750)
===============================================================================================
                                                                                      (113,750)
(0.71) OIL & GAS -- EXPLORATION & PRODUCTION
       Burlington Resources                                              (1,500)       (75,750)
===============================================================================================
(4.08) OIL WELL EQUIPMENT & SERVICES
       Baker Hughes                                                      (2,100)       (87,281)
       Halliburton Co                                                    (3,800)      (137,750)
       Schlumberger Ltd                                                  (1,800)      (143,888)
       Weatherford International(b)                                      (1,400)       (66,150)
===============================================================================================
                                                                                      (435,069)
(2.09) PAPER & FOREST PRODUCTS
       Bowater Inc                                                       (1,000)       (56,375)
       International Paper                                               (2,300)       (93,869)
       Mead Corp                                                         (2,300)       (72,163)
===============================================================================================
                                                                                      (222,407)
(0.85) PERSONAL CARE
       Gillette Co                                                       (2,500)       (90,312)
===============================================================================================
(0.55) POLLUTION CONTROL
       Waste Management                                                  (2,100)       (58,275)
===============================================================================================
(0.50) PUBLISHING
       McGraw-Hill Cos                                                     (900)       (52,763)
===============================================================================================
(1.35) PUBLISHING -- NEWSPAPERS
       Dow Jones & Co                                                      (500)       (28,312)
       New York Times Class A Shrs                                       (1,100)       (44,069)
       Tribune Co                                                        (1,700)       (71,825)
===============================================================================================
                                                                                      (144,206)

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
(0.56) RAILROADS
       CSX Corp                                                          (2,300)    $  (59,656)
===============================================================================================
(0.83) RESTAURANTS
       McDonald's Corp                                                   (2,600)       (88,400)
===============================================================================================
(0.47) RETAIL -- BUILDING SUPPLIES
       Home Depot                                                        (1,100)       (50,256)
===============================================================================================
(1.26) RETAIL -- DRUG STORES
       CVS Corp                                                          (1,200)       (71,925)
       Walgreen Co                                                       (1,500)       (62,719)
===============================================================================================
                                                                                      (134,644)
(0.58) RETAIL -- FOOD CHAINS
       Albertson's Inc                                                     (700)       (18,550)
       Kroger Co(b)                                                      (1,600)       (43,300)
===============================================================================================
                                                                                       (61,850)
(1.28) RETAIL -- GENERAL MERCHANDISE
       Costco Wholesale(b)                                               (1,600)       (63,900)
       Family Dollar Stores                                              (2,100)       (45,019)
       Kmart Corp(b)                                                     (5,200)       (27,625)
===============================================================================================
                                                                                      (136,544)
(0.45) RETAIL -- SPECIALTY-APPAREL
       Gap Inc                                                           (1,900)       (48,450)
===============================================================================================
(1.89) SAVINGS & LOAN COMPANIES
       Charter One Financial                                             (2,400)       (69,300)
       Washington Mutual                                                 (2,500)      (132,656)
===============================================================================================
                                                                                      (201,956)
(0.94) SERVICES -- COMMERCIAL & CONSUMER
       Concord EFS(b)                                                    (1,300)       (57,119)
       Ecolab Inc                                                        (1,000)       (43,187)
===============================================================================================
                                                                                      (100,306)
(0.34) SERVICES -- COMPUTER SYSTEMS
       Computer Sciences(b)                                                (600)       (36,075)
===============================================================================================
(1.15) SERVICES -- DATA PROCESSING
       Automatic Data Processing                                           (800)       (50,650)
       Ceridian Corp(b)                                                  (1,600)       (31,900)
       Equifax Inc                                                       (1,400)       (40,162)
===============================================================================================
                                                                                      (122,712)
(0.28) TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       American Tower Class A Shrs(b)                                      (800)       (30,300)
===============================================================================================
(0.22) TELECOMMUNICATIONS -- LONG DISTANCE
       Global Crossing Ltd(b)                                            (1,600)       (22,900)
===============================================================================================
(1.59) TELEPHONE
       ALLTEL Corp                                                       (1,300)       (81,169)
       SBC Communications                                                  (800)       (38,200)
       Verizon Communications                                            (1,000)       (50,125)
===============================================================================================
                                                                                      (169,494)

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
(0.33) TOYS
       Mattel Inc                                                        (2,400)    $  (34,656)
===============================================================================================
       TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $8,501,578)                 (8,663,638)
===============================================================================================
16.79  TOTAL INVESTMENTS
       (Cost $1,261,510)
       (Cost for Income Tax Purposes $1,363,064)                                      1,790,470
===============================================================================================
83.21  OTHER ASSETS IN EXCESS OF LIABILITIES                                          8,870,414
===============================================================================================
100.00 TOTAL NET ASSETS                                                             $10,660,884
===============================================================================================

(a) Securities are pledged with broker as collateral for investment securities sold short.

(b)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                       MARKET
                                                                      NEUTRAL
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities Held:
  At Cost(a)                                                     $  9,763,088
================================================================================
  At Value(a)                                                    $ 10,454,108
Cash                                                                      775
Deposits With Custodian Bank for Securities Sold Short              8,820,936
Receivables for Dividends and Interest                                 61,468
Prepaid Expenses and Other Assets                                         821
================================================================================
TOTAL ASSETS                                                       19,338,108
================================================================================
LIABILITIES
Investment Securities Sold Short at Value (Proceeds $8,501,578)     8,663,638
Payables for Dividends on Investment Securities Sold Short              6,797
Accrued Expenses and Other Payables                                     6,789
================================================================================
TOTAL LIABILITIES                                                   8,677,224
================================================================================
NET ASSETS AT VALUE                                              $ 10,660,884
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 10,061,639
Accumulated Undistributed Net Investment Income                       495,858
Accumulated Undistributed Net Realized Loss on
  Investment Securities Held and Investment
  Securities Sold Short                                             (425,573)
Net Appreciation of Investment Securities Held
  and Investment Securities Sold Short                                528,960
================================================================================
NET ASSETS AT VALUE                                              $ 10,660,884
================================================================================
Shares Outstanding                                                  1,005,818
NET ASSET VALUE, Offering and Redemption Price per Share         $      10.60
================================================================================

(a) Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $1,877,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Market Neutral Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                       MARKET
                                                                      NEUTRAL
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    115,005
Interest                                                              620,848
================================================================================
  TOTAL INCOME                                                        735,853
================================================================================
EXPENSES
Dividends on Investment Securities Sold Short                         111,830
Investment Advisory Fees                                               76,911
Administrative Services Fees                                           37,175
Custodian Fees and Expenses                                            12,952
Directors' Fees and Expenses                                            9,223
Professional Fees and Expenses                                         17,979
Registration Fees and Expenses                                            174
Reports to Shareholders                                                 1,997
Transfer Agent Fees                                                     5,000
Other Expenses                                                            532
================================================================================
  TOTAL EXPENSES                                                      273,773
  Fees and Expenses Absorbed by Investment Adviser                    (21,214)
  Fees and Expenses Paid Indirectly                                   (12,564)
================================================================================
     NET EXPENSES                                                     239,995
================================================================================
NET INVESTMENT INCOME                                                 495,858
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities Held                                          317,733
  Investment Securities Sold Short                                   (700,787)
================================================================================
     Total Net Realized Loss                                         (383,054)
================================================================================
Change in Net Appreciation of:
  Investment Securities Held                                          155,765
  Investment Securities Sold Short                                     98,485
================================================================================
     Total Net Appreciation                                           254,250
================================================================================
NET LOSS ON INVESTMENT SECURITIES HELD AND
  INVESTMENT SECURITIES SOLD SHORT                                   (128,804)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    367,054
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
MARKET NEUTRAL FUND

                                                                       YEAR                  PERIOD
                                                                      ENDED                   ENDED
                                                                DECEMBER 31             DECEMBER 31
---------------------------------------------------------------------------------------------------
                                                                       2000                1999(a)
OPERATIONS
Net Investment Income                                         $     495,858          $      60,639
Net Realized Loss on Investment Securities Held
  and Investment Securities Sold Short                             (383,054)               (42,519)
Change in Net Appreciation of Investment Securities Held
  and Investment Securities Sold Short                              254,250                274,710
===================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                          367,054                292,830
===================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                               (60,606)                     0
===================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                             0             10,000,000
Reinvestment of Distributions                                        60,606                      0
==================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                            60,606             10,000,000
==================================================================================================
TOTAL INCREASE IN NET ASSETS                                        367,054             10,292,830
NET ASSETS
Initial Subscription                                                     --                  1,000
Beginning of Period                                              10,293,830                     --
==================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $495,858 and $60,639,
  respectively)                                               $  10,660,884          $  10,293,830
==================================================================================================

                          -----------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                            --                    100
Shares Sold                                                               0              1,000,000
Shares Issued from Reinvestment of Distributions                      5,718                     --
==================================================================================================
NET INCREASE IN FUND SHARES                                           5,718              1,000,100
==================================================================================================

(a) From November 10, 1999, commencement of investment operations, to December 31, 1999.

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund (the "Fund", presented herein), Real Estate Opportunity Fund
(formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to outperform the return on three-month U.S. Treasury bills regardless of the movements of the broad securities market. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. .

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $102,707 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $221,313 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 16.12% qualified for the dividend received deduction available to the Fund's corporate shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses, and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $33 from accumulated undistributed net investment income to paid-in capital. Net investment income, net realized losses and net assets were not affected.

F. SHORT SALES -- The Fund engages in short sales as part of its normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are notated in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend rate.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian for long position investments, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

A Sub-Advisory Agreement between IFG and INVESCO (NY), Inc. ("INY"), an affiliate of IFG, provides that investment decisions of the Fund are made by INY. Fees for such sub-advisory services are paid by IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

POSITION                                           PURCHASES            SALES
--------------------------------------------------------------------------------
Investment Securities Held                       $11,057,753      $12,296,353
Investment Securities Sold Short                  12,121,859       11,107,669

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) were as follows:

                                                                          NET
                                       GROSS           GROSS     APPRECIATION
POSITION                        APPRECIATION    DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------
Investment Securities Held        $1,276,954      $  687,488       $  589,466
Investment Securities Sold Short     983,167       1,145,227         (162,060)

Resulting in net appreciation of $427,406.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or INY.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 2000.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

                  --------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Market Neutral Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period November 10, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

MARKET NEUTRAL FUND
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR          PERIOD
                                                         ENDED           ENDED
                                                   DECEMBER 31     DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000         1999(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period              $    10.29   $    10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.49         0.06
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (0.12)        0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          0.37         0.29
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                      0.06         0.00
================================================================================
Net Asset Value -- End of Period                    $    10.60   $    10.29
================================================================================

TOTAL RETURN(b)                                          3.60%        2.90%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)          $   10,661   $   10,294
Ratio of Expenses to Average Net Assets
  (including dividends on securities sold
  short)(d)(f)                                           2.46%        2.26%(g)
Ratio of Expenses to Average Net Assets
  (excluding dividends on securities sold
  short)(e)(f)                                           1.37%        1.29%(g)
Ratio of Net Investment Income to Average
  Net Assets(d)                                          4.83%        4.17%(g)
Portfolio Turnover Rate                                   277%          72%(c)

(a) From November 10, 1999, commencement of investment operations, to December 31, 1999.
(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (including dividends on securities sold short) would have been 2.67% and 3.30% (annualized), respectively, and ratio of net investment income to average net assets (including dividends on securities sold short) would have been 4.63% and 3.13% (annualized), respectively.
(e) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (excluding dividends on securities sold short) would have been 1.58% and 2.33% (annualized), respectively.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-REAL ESTATE OPPORTUNITY FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

      Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF - REAL ESTATE OPPORTUNITY FUND
        The line graph below illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:   VIF - REAL ESTATE OPPORTUNITY FUND

This line graph compares the value of a $10,000 investment in VIF - Real Estate Opportunity Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the NAREIT-Equity REIT Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF-Real Estate                                    NAREIT-Equity
            Opportunity Fund        S&P 500 Index(2)           REIT Index(2)

4/98        $10,000                 $10,000                    $10,000
12/98       $ 8,412                 $11,287                    $ 8,288
12/99       $ 8,441                 $13,661                    $ 7,905
12/00       $10,858                 $12,418                    $ 9,989

      For the one-year period ended December 31, 2000, the value of your shares rose 28.63%. This return outpaced that of the NAREIT-Equity REIT Index, which rose 26.36%. The fund also outperformed the S&P 500 Index, which declined 9.10% during the period. (Of course, past performance is no guarantee of future results.)(1),(2)

      The fund continued its strategy of seeking out real estate investments that provide stable yields as well as the potential for healthy price appreciation. Our focus has been on the strongest areas of the real estate market, including the office, industrial and apartment sectors. In particular, we have emphasized the central business districts of urban markets where demand is strong and where geography or other constraints make it difficult to add capacity. Many of the most attractive urban markets are on the East and West Coasts. Among our top-performing positions were real estate investment trusts (REITs) with solid footholds in the California office market, including Essex Property Trust and Spieker Properties.

--------------------------------------------------------------------------------
                        VIF-REAL ESTATE OPPORTUNITY FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00 (1)

1 year                                     28.63%
--------------------------------------------------------------------------------
Since inception (4/98)                      3.03%
--------------------------------------------------------------------------------

      While we have been pleased by the performance of our REIT holdings, we also recognize that these gains have stretched valuations in some instances. For this reason, we took profits on some of our REIT positions and moved beyond our previous concentration in California and the Northeast. As we increased the geographical diversification of our REIT exposure, we added positions in companies such as Camden Property Trust, which operates in Dallas and Houston -- two markets that appear to be stabilizing after nearly a decade of weakness.

      Our efforts to enhance the fund's potential return while reducing its risk profile led us to explore non-real estate-related equity investments that may have higher growth potential in expanding stock markets. These included investments in retailers, casinos, and web-hosting facility providers. While a number of these holdings have been hindered by the recent downward volatility in equity prices, we did have successes. One standout was Harrah's Entertainment, a gaming company that owns casinos and river boats across the United States.

      Going forward, we remain optimistic about the fundamentals supporting the REIT market. At the same time, we caution that the recent performance of the REIT market may be difficult to sustain, especially given the prospect of central bank interest rate cuts. Consequently, we will be selective in our REIT investments as we continue to monitor valuations and economic risk. At the same time, we will remain on the lookout for opportunities to increase our non-REIT exposure. With many of these stocks trading at attractive valuations, we believe they could be well positioned to capitalize from an eventual market rebound.

FUND MANAGEMENT

SEAN D. KATOF
     Portfolio Manager, INVESCO Funds Group. BSBA, University of Colorado; MS, University of Colorado-Denver. Joined INVESCO in 1994. Began investment career in 1994.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE U.S. REAL ESTATE INVESTMENT TRUST EQUITY MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

THE REAL ESTATE INDUSTRY IS HIGHLY CYCLICAL, AND THE VALUE OF SECURITIES ISSUED BY COMPANIES DOING BUSINESS IN THAT SECTOR MAY FLUCTUATE WIDELY.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

%      DESCRIPTION                                       SHARES          VALUE
--------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND
100.00 COMMON STOCKS
2.09   AIR FREIGHT
       UTI Worldwide Inc(a)                               2,400     $   48,300
================================================================================
2.38   GAMING
       Harrah's Entertainment(a)                            950         25,056
       Park Place Entertainment(a)                        2,500         29,844
================================================================================
                                                                        54,900
1.46   INSURANCE -- PROPERTY & CASUALTY
       MGIC Investment                                      500         33,719
================================================================================
1.64   LEISURE TIME
       Intrawest Corp                                     1,900         37,881
================================================================================
3.33   LODGING -- HOTELS
       Marriott International Class A Shrs                  900         38,025
       Starwood Hotels & Resorts Worldwide
         Paired Certificates                              1,100         38,775
================================================================================
                                                                        76,800
2.20   PAPER & FOREST PRODUCTS
       Bowater Inc                                          900         50,737
================================================================================
0.98   REAL ESTATE
       Trizec Hahn                                        1,500         22,688
================================================================================
73.64  REAL ESTATE INVESTMENT TRUST
       Alexandria Real Estate Equities                    2,000         74,375
       AMB Property                                       2,200         56,787
       Apartment Investment & Management Class A Shrs     1,500         74,906
       Arden Realty                                       2,250         56,531
       Boston Properties                                  1,600         69,600
       BRE Properties Class A Shrs                        1,500         47,531
       Camden Property Trust                              2,000         67,000
       Chateau Communities                                1,700         51,744
       Cousins Properties                                 2,600         72,638
       Developers Diversified Realty                      3,700         49,256
       Equity Office Properties Trust                     2,200         71,775
       Equity Residential Properties Trust SBI            1,000         55,312
       Essex Property Trust                                 800         43,800
       First Industrial Realty Trust                      2,200         74,800
       General Growth Properties                          1,800         65,137
       Health Care Property Investors                     1,400         41,825
       Highwoods Properties                               2,000         49,750
       Kimco Realty                                         800         35,350
       Liberty Property Trust SBI                         1,900         54,269
       Pinnacle Holdings(a)                                 700          6,344
       Public Storage                                     2,200         53,488
       Reckson Associates Realty                          3,000         75,188

%      DESCRIPTION                                       SHARES          VALUE
--------------------------------------------------------------------------------
       Simon Property Group                               2,700     $   64,800
       SL Green Realty                                    2,300         64,400
       Smith (Charles E) Residential Realty               1,600         75,200
       Spieker Properties                                 1,200         60,150
       Summit Properties                                  1,700         44,200
       Vornado Realty Trust                               1,900         72,794
       Washington Real Estate Investment Trust SBI        3,000         70,875
================================================================================
                                                                     1,699,825
1.86   RETAIL -- COMPUTERS & ELECTRONICS
       RadioShack Corp                                    1,000         42,813
================================================================================
2.30   RETAIL -- GENERAL MERCHANDISE
       Wal-Mart Stores                                    1,000         53,125
================================================================================
6.21   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Crown Castle International(a)                      2,900         78,481
       Spectrasite Holdings(a)                            4,900         64,925
================================================================================
                                                                       143,406
1.91   TELECOMMUNICATIONS -- LONG DISTANCE
       Exodus Communications(a)                           2,200         44,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $2,174,345)
      (Cost for Income Tax Purposes $2,203,613)                     $2,308,194
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                  REAL ESTATE
                                                                  OPPORTUNITY
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                        $  2,174,345
================================================================================
  At Value                                                       $  2,308,194
Cash                                                                  141,984
Receivables:
  Fund Shares Sold                                                      4,185
  Dividends and Interest                                               11,333
Prepaid Expenses and Other Assets                                         677
================================================================================
TOTAL ASSETS                                                        2,466,373
================================================================================
LIABILITIES
Payable for Fund Shares Repurchased                                     7,655
Accrued Expenses and Other Payables                                     2,991
================================================================================
TOTAL LIABILITIES                                                      10,646
================================================================================
NET ASSETS AT VALUE                                              $  2,455,727
================================================================================
NET ASSETS
Paid-in Capital(a)                                               $  2,308,280
Accumulated Undistributed Net Investment Income                        48,047
Accumulated Undistributed Net Realized Loss on Investment
  Securities                                                          (34,449)
Net Appreciation of Investment Securities                             133,849
================================================================================
NET ASSETS AT VALUE                                              $  2,455,727
================================================================================
Shares Outstanding                                                    241,892
NET ASSET VALUE, Offering and Redemption Price per Share         $      10.15
================================================================================

(a) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Real Estate Opportunity Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                  REAL ESTATE
                                                                  OPPORTUNITY
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     62,028
Interest                                                                3,262
================================================================================
  TOTAL INCOME                                                         65,290
================================================================================
EXPENSES
Investment Advisory Fees                                               11,025
Administrative Services Fees                                           13,246
Custodian Fees and Expenses                                             4,964
Directors' Fees and Expenses                                            9,034
Interest Expenses                                                         186
Professional Fees and Expenses                                         16,974
Registration Fees and Expenses                                             27
Reports to Shareholders                                                 4,163
Transfer Agent Fees                                                     5,000
Other Expenses                                                            480
================================================================================
  TOTAL EXPENSES                                                       65,099
  Fees and Expenses Absorbed by Investment Adviser                    (43,812)
  Fees and Expenses Paid Indirectly                                    (4,812)
================================================================================
     NET EXPENSES                                                      16,475
================================================================================
NET INVESTMENT INCOME                                                  48,815
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                             48,716
Change in Net Appreciation of Investment Securities                   149,115
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     197,831
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    246,646
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
REAL ESTATE OPPORTUNITY FUND

                                                         YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000          1999
OPERATIONS
Net Investment Income                               $    48,815   $    24,166
Net Realized Gain (Loss) on Investment Securities        48,716       (15,584)
Change in Net Appreciation (Depreciation) of
  Investment Securities                                 149,115        (5,585)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              246,646         2,997
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (5,931)      (24,214)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         2,425,607       395,598
Reinvestment of Distributions                             5,931        24,214
================================================================================
                                                      2,431,538       419,812
Amounts Paid for Repurchases of Shares                 (842,004)     (274,539)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                             1,589,534       145,273
================================================================================
TOTAL INCREASE IN NET ASSETS                          1,830,249       124,056
NET ASSETS
Beginning of Period                                     625,478       501,422
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $48,047 and $5,925,
  respectively)                                     $ 2,455,727   $   625,478
================================================================================
                  -------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             259,895        48,226
Shares Issued from Reinvestment of Distributions            585         3,241
================================================================================
                                                        260,480        51,467
Shares Repurchased                                      (97,639)      (33,396)
================================================================================
NET INCREASE IN FUND SHARES                             162,841        18,071
================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund; the "Fund", presented herein), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. Effective February 15, 2000, Realty Fund's name changed to INVESCO Variable Investment Funds, Inc. - Real Estate Opportunity Fund. The investment objective of the Fund is to seek appreciation and income on securities principally engaged in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

C. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $5,181 in net capital loss carryovers which expire in the year 2007.

Net capital loss carryovers utilized in 2000 by the Fund amounted to $59,105. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 0.12% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses, and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $762 from accumulated undistributed net investment income to accumulated undistributed net realized loss on investment securities. Net investment income, net realized gains, paid-in capital and net assets were not affected.

E. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.90% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

A Sub-Advisory Agreement between IFG and INVESCO Realty Advisors, Inc. ("IRAI"), an affiliate of IFG, provided that investment decisions of the Fund are made by IRAI. Fees for such sub-advisory services are paid by IFG. Effective January 27, 2000, the sub-advisory agreement with IRAI was terminated and such responsibilities have been transferred to IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $3,529,144 and $1,978,995, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $183,638 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $79,057, resulting in net appreciation of $104,581.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IRAI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 2000.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended December 31, 2000, the Fund borrowed cash at a weighted average rate of 6.71%. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

               -------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Variable Real Estate Opportunity Fund, formerly INVESCO Variable Realty Fund, (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period April 1, 1998 (commencement of investment operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          PERIOD
                                                                                           ENDED
                                                  YEAR ENDED DECEMBER 31             DECEMBER 31
------------------------------------------------------------------------------------------------------
                                                   2000                  1999               1998(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period          $   7.91              $   8.22           $  10.00
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.15                  0.29               0.29
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   2.11                 (0.28)             (1.88)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   2.26                  0.01              (1.59)
======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.02                  0.32               0.19
======================================================================================================
Net Asset Value -- End of Period               $  10.15              $   7.91           $   8.22
======================================================================================================

TOTAL RETURN(b)                                  28.63%                 0.35%           (15.88%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)     $  2,456              $    625           $    501
Ratio of Expenses to Average Net Assets(d)(e)     1.73%                 1.92%              1.90%(f)
Ratio of Net Investment Income to Average
  Net Assets(d)                                   3.96%                 4.25%              4.94%(f)
Portfolio Turnover Rate                            168%                  465%(h)            200%(c)(g)

(a) From April 1, 1998, commencement of investment operations, through December 31, 1998.
(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and 1999 and the period ended December 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.28%, 9.72% and 8.54% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.41%,(3.55%) and (1.70%) (annualized), respectively.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover  was  greater  than  expected  due  to  active   trading
    undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.
(h) Portfolio turnover was greater than expected due to active trading undertaken in response to market conditions.

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-SMALL COMPANY GROWTH FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

     Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-SMALL COMPANY GROWTH FUND
      The line graph at right illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

     For the one-year period ended December 31, 2000, the value of your shares declined 14.98%, compared with a 3.02% contraction in the Russell 2000 Index during the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

      Investors' sudden distaste for technology shares, which followed negative earnings guidance by a few high-profile companies, hindered our performance during the year. While these pressures were especially acute in the semiconductor and fiber optics industries, a number of our networking stocks withstood the downdraft and moved higher. One standout was Aeroflex Inc, a maker of integrated circuits used in the fiber optic, broadband cable, wireless, and satellite communications markets. Aeroflex continues to report strong financial results and a backlog of orders, underscoring the robust demand for its products to support the continued build-out of data networks.

      We responded to market pressures by focusing our technology exposure more on software companies, especially those linking business software services to the outside world. One of our top-performing names in this area was Jack Henry & Associates, a provider of integrated computer systems and applications software to banks and other financial services institutions.

      Meanwhile, the fund's sector diversification helped cushion performance from the worst of the small-cap technology fallout. In the energy sector, we focused on companies capitalizing on growing demand, tight capacity and firming prices in the natural gas industry. Louis Dreyfus Natural Gas, one of our top-performing holdings, estimates a more than 20% increase in earnings-per-share in 2001, supported by what is expected to be a multiyear growth cycle in the energy market.

--------------------------------------------------------------------------------
                         VIF-SMALL COMPANY GROWTH FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    (14.98%)
--------------------------------------------------------------------------------
3 years                                   23.65%
--------------------------------------------------------------------------------
Since inception (8/97)                    20.59%
--------------------------------------------------------------------------------

      Health care has been another area where small companies have experienced rapid growth. One top performer in the biotech area was Trimeris Inc, which has developed a promising class of AIDS drugs called fusion inhibitors. We slightly increased our health care weighting, to take advantage of the earnings predictability associated with these companies. We also bolstered our exposure to the financial services sector, focusing on banks with strong back office processing businesses that will help insulate their performance from credit risk.

      Going forward, we believe the fundamentals supporting our companies remain very strong. We continue to focus on the highest-quality names in growth industries and believe this strategy will help deliver strong long-term results for our investors. We remain upbeat on the outlook for the best small companies, and we have used the recent volatility to add to our highest-quality holdings. We believe this strategy leaves the fund well positioned to capitalize on a market resurgence.

LINE GRAPH: VIF - SMALL COMPANY GROWTH FUND

This line graph compares the value of a $10,000 investment in VIF - Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Small Company Growth Fund           Russell 2000 Index(2)

8/97        $10,000                                   $10,000
12/97       $9,910                                    $10,373
12/98       $11,533                                   $10,108
12/99       $22,034                                   $12,258
12/00       $18,734                                   $11,887

FUND MANAGEMENT

STACIE L. COWELL, CFA
     Vice President, INVESCO Funds Group. BA, Colgate University; MS in Finance, University of Colorado. Joined INVESCO in 1996. Began investment career in 1989.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF DOMESTIC SMALL-CAPITALIZATION EQUITIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

INVESTMENTS IN SMALL, DEVELOPING COMPANIES CARRY GREATER RISK THAN INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES. THE SECURITIES OF SMALL COMPANIES TEND TO MOVE UP AND DOWN MORE RAPIDLY THAN THE SECURITIES PRICES OF LARGER, MORE ESTABLISHED COMPANIES.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
SMALL  COMPANY GROWTH FUND
89.45  COMMON STOCKS
0.18   AGRICULTURAL PRODUCTS
       Eden Bioscience(a)                                                  1,500     $     44,906
=================================================================================================
1.01   AIRLINES
       Atlas Air(a)                                                        7,800          254,475
=================================================================================================
3.59   BANKS -- REGIONAL
       City National                                                       7,090          275,181
       Commerce Bancorp                                                    4,300          294,012
       Investors Financial Services                                        2,500          215,000
       Silicon Valley Bancshares(a)                                        3,500          120,969
=================================================================================================
                                                                                          905,162
7.79   BIOTECHNOLOGY -- HEALTH CARE
       Alkermes Inc(a)                                                     6,900          216,487
       Celgene Corp(a)                                                     1,200           39,000
       Cell Therapeutics(a)                                                4,500          202,781
       Cephalon Inc(a)                                                     4,900          310,231
       Emisphere Technologies(a)                                           2,900           72,500
       Inhale Therapeutic Systems(a)                                       2,400          121,200
       Invitrogen Corp(a)                                                  3,200          276,400
       Medarex Inc(a)                                                      5,800          236,350
       MGI Pharma(a)                                                       5,700           94,050
       Myriad Genetics(a)                                                    800           66,200
       NPS Pharmaceuticals(a)                                              1,150           55,200
       Protein Design Labs(a)                                              1,400          121,625
       Trimeris Inc(a)                                                     2,800          153,650
=================================================================================================
                                                                                        1,965,674
2.83   BROADCASTING
       Emmis Communications Class A Shrs(a)                                8,600          246,712
       Entravision Communications Class A Shrs(a)                         13,800          253,575
       Pegasus Communications Class A Shrs(a)                              8,300          213,725
=================================================================================================
                                                                                          714,012
0.51   CHEMICALS -- SPECIALTY
       Stericycle Inc(a)                                                   3,400          129,625
=================================================================================================
4.69   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Digital Lightwave(a)                                                2,200           69,712
       DMC Stratex Networks(a)                                             8,550          128,250
       NICE Systems Ltd Sponsored ADR Representing Ord Shrs(a)             2,600           52,163
       Oplink Communications(a)                                           11,900          214,944

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
       Polycom Inc(a)                                                      5,200     $    167,375
       REMEC Inc(a)                                                       15,425          148,466
       Tekelec(a)                                                          9,150          274,500
       ViaSat Inc(a)                                                       9,800          128,625
=================================================================================================
                                                                                        1,184,035
10.98  COMPUTER SOFTWARE & SERVICES
       Agile Software(a)                                                   3,700          182,687
       Art Technology Group(a)                                             1,300           39,731
       Blue Martini Software(a)                                            9,700          128,525
       Business Objects SA Sponsored ADR Representing Ord Shrs(a)          2,800          158,550
       Computer Access Technology(a)                                       2,200           22,550
       Concurrent Computer(a)                                              9,800           52,675
       Digex Inc Class A Shrs(a)                                           1,200           27,000
       EXE Technologies(a)                                                 6,800           88,400
       Internap Network Services(a)                                        8,000           58,000
       IONA Technologies PLC Sponsored ADR Representing Ord Shrs(a)        4,700          314,900
       Manugistics Group(a)                                                5,700          324,900
       Mercury Interactive(a)                                              1,400          126,350
       Netegrity Inc(a)                                                    4,500          244,687
       NetIQ Corp(a)                                                       2,864          250,242
       OTG Software(a)                                                     6,000           96,844
       Peregrine Systems(a)                                               10,700          211,325
       Precise Software Solutions Ltd(a)                                   4,500          111,375
       SmartForce PLC Sponsored ADR Representing Ord Shrs(a)               7,500          281,719
       Vastera Inc(a)                                                      2,990           47,840
=================================================================================================
                                                                                        2,768,300
0.22  COMPUTERS -- NETWORKING
      C-COR.net Corp(a)                                                    5,750           55,883
=================================================================================================
1.20  CONSUMER FINANCE
      AmeriCredit Corp(a)                                                 11,100          302,475
=================================================================================================
0.87  DISTRIBUTION -- CONSUMER PRODUCTS
      Performance Food Group(a)                                            4,300          220,442
=================================================================================================
0.46  ELECTRICAL EQUIPMENT
      Technitrol Inc                                                       2,800          115,150
=================================================================================================
1.26  ELECTRONICS -- COMPONENT DISTRIBUTORS
      APW Limited(a)                                                       5,700          192,375
      Benchmark Electronics(a)                                             5,600          126,350
=================================================================================================
                                                                                          318,725
1.53  ELECTRONICS -- INSTRUMENTATION
      Anaren Microwave(a)                                                  4,200          282,187
      TTM Technologies(a)                                                  7,300          103,569
=================================================================================================
                                                                                          385,756

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
6.55   ELECTRONICS -- SEMICONDUCTORS
       Aeroflex Inc(a)                                                    10,800     $    311,344
       Alpha Industries(a)                                                 5,900          218,300
       Cree Inc(a)                                                         3,400          120,806
       Elantec Semiconductor(a)                                            3,600           99,900
       Exar Corp(a)                                                        4,900          151,823
       New Focus(a)                                                        5,300          184,175
       Semtech Corp(a)                                                     9,100          200,769
       TranSwitch Corp(a)                                                  6,100          238,663
       Virata Corp(a)                                                      4,300           46,763
       Zoran Corp(a)                                                       5,200           80,600
=================================================================================================
                                                                                        1,653,143
0.65   ENGINEERING & CONSTRUCTION
       Dycom Industries(a)                                                 4,552          163,588
=================================================================================================
1.65   EQUIPMENT -- SEMICONDUCTOR
       AXT Inc(a)                                                         10,000          330,625
       Brooks Automation(a)                                                3,050           85,591
=================================================================================================
                                                                                          416,216
1.13   GAMING
       Harrah's Entertainment(a)                                          10,800          284,850
=================================================================================================
2.52   HEALTH CARE-- MEDICAL EQUIPMENT & DEVICES
       DaVita Inc(a)                                                       7,400          126,725
       Laboratory Corp of America Holdings(a)                              1,000          176,000
       Molecular Devices(a)                                                3,700          253,219
       Specialty Laboratories(a)                                           2,400           79,500
=================================================================================================
                                                                                          635,444
6.43   HEALTH CARE -- SERVICES
       Albany Molecular Research(a)                                        4,500          277,312
       First Health Group(a)                                               5,800          270,062
       Noven Pharmaceuticals(a)                                            9,200          343,850
       Professional Detailing(a)                                           1,800          190,378
       Province Healthcare(a)                                             10,575          416,391
       Renal Care Group(a)                                                 4,500          123,398
=================================================================================================
                                                                                        1,621,391
3.64   HEALTH CARE DRUGS -- PHARMACEUTICALS
       Accredo Health(a)                                                   5,000          250,938
       CIMA Labs(a)                                                        2,100          136,631
       DUSA Pharmaceuticals(a)                                             1,000           16,812
       King Pharmaceuticals(a)                                             4,081          210,937
       Medicis Pharmaceutical Class A Shrs(a)                              4,400          260,150
       POZEN Inc(a)                                                        2,300           41,975
=================================================================================================
                                                                                          917,443

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
0.37   INSURANCE -- PROPERTY & CASUALTY
       Fidelity National Financial                                         2,500     $     92,344
=================================================================================================
3.27   INVESTMENT BANK/BROKER FIRM
       Affiliated Managers Group(a)                                        4,850          266,144
       Dain Rauscher                                                       1,500          142,031
       Raymond James Financial                                             4,200          146,475
       Waddell & Reed Financial Class A Shrs                               7,200          270,900
=================================================================================================
                                                                                          825,550
0.52   IRON & STEEL
       Shaw Group(a)                                                       2,600          130,000
=================================================================================================
0.69   LEISURE TIME
       Intrawest Corp                                                      6,175          123,114
       Steiner Leisure Ltd(a)                                              3,600           50,400
=================================================================================================
                                                                                          173,514
0.62   MANUFACTURING -- SPECIALIZED
       Millipore Corp                                                      2,500          157,500
=================================================================================================
6.19   OIL & GAS -- DRILLING & EQUIPMENT
       Atwood Oceanics(a)                                                  9,600          420,576
       Dril-Quip Inc(a)                                                    4,400          150,425
       Marine Drilling(a)                                                 10,800          288,900
       Precision Drilling(a)                                               9,000          338,063
       Pride International(a)                                              9,100          224,088
       Unit Corp(a)                                                        7,400          140,138
=================================================================================================
                                                                                        1,562,190
3.16   OIL & GAS -- EXPLORATION & PRODUCTION
       Energy Partners Ltd(a)                                              2,100           26,381
       Evergreen Resources(a)                                              7,800          301,275
       Louis Dreyfus Natural Gas(a)                                        6,700          306,944
       Newfield Exploration(a)                                             3,400          161,287
=================================================================================================
                                                                                          795,887
2.02   OIL WELL EQUIPMENT & SERVICES
       Cal Dive International(a)                                           5,400          143,775
       Stolt Offshore SA(a)                                               26,000          286,000
       Veritas DGC(a)                                                      2,500           80,750
=================================================================================================
                                                                                          510,525
0.16   PERSONAL CARE
       Playtex Products(a)                                                 4,125           39,703
=================================================================================================
1.37   POLLUTION CONTROL
       Tetra Tech(a)                                                       6,000          191,250
       Waste Connections(a)                                                4,700          155,394
=================================================================================================
                                                                                          346,644
0.54   RESTAURANTS
       California Pizza Kitchen(a)                                         4,800          135,600
=================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
0.84   RETAIL -- COMPUTERS & ELECTRONICS
       Insight Enterprises(a)                                             11,750     $    210,766
=================================================================================================
1.37   RETAIL -- SPECIALTY
       Callaway Golf                                                      10,500          195,562
       Cost Plus(a)                                                        5,112          150,165
=================================================================================================
                                                                                          345,727
1.11   RETAIL -- SPECIALTY-APPAREL
       American Eagle Outfitters(a)                                        6,600          278,850
=================================================================================================
2.42   SERVICES -- COMPUTER SYSTEMS
       Internet Security Systems(a)                                        3,200          251,000
       Jack Henry & Associates                                             3,690          229,241
       Plexus Corp(a)                                                      4,300          130,680
=================================================================================================
                                                                                          610,921
2.47   SERVICES -- DATA PROCESSING
       Documentum Inc(a)                                                   4,900          243,469
       IntraNet Solutions(a)                                               7,430          378,930
=================================================================================================
                                                                                          622,399
1.32   SPECIALIZED SERVICES
       Corporate Executive Board(a)                                        3,600          143,156
       Edison Schools(a)                                                   3,300          103,950
       University of Phoenix Online(a)                                     2,700           87,075
=================================================================================================
                                                                                          334,181
0.19   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Leap Wireless International(a)                                      1,900           47,500
=================================================================================================
0.05   TELEPHONE
       Focal Communications(a)                                             1,800           12,600
=================================================================================================
1.08   TEXTILES -- HOME FURNISHINGS
       Linens 'n Things(a)                                                 9,840          271,830
=================================================================================================
       TOTAL COMMON STOCKS (Cost $21,515,716)                                          22,560,926
=================================================================================================
10.55  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase  Agreement  with State Street dated  12/29/2000 due 1/2/2001 at 5.900%, repurchased  at  $2,663,745
        (Collateralized  by  US  Treasury Inflationary Index
        Bonds, due 4/15/2028 at 3.625%,  value  $2,718,070)
        (Cost $2,662,000)                                           $  2,662,000        2,662,000
=================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $24,177,716)
       (Cost for Income Tax Purposes $24,472,976)                                    $ 25,222,926
=================================================================================================

(a)    Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                        SMALL
                                                                      COMPANY
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 24,177,716
================================================================================
  At Value(a)                                                    $ 25,222,926
Receivables:
  Investment Securities Sold                                          260,253
  Fund Shares Sold                                                    296,388
  Dividends and Interest                                                1,584
Prepaid Expenses and Other Assets                                       1,409
================================================================================
TOTAL ASSETS                                                       25,782,560
================================================================================
LIABILITIES
Payables:
  Custodian                                                               592
  Investment Securities Purchased                                   1,014,326
  Fund Shares Repurchased                                                 227
Accrued Expenses and Other Payables                                     2,357
================================================================================
TOTAL LIABILITIES                                                   1,017,502
================================================================================
NET ASSETS AT VALUE                                              $ 24,765,058
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 25,646,348
Accumulated Undistributed Net Investment Loss                            (112)
Accumulated Undistributed Net Realized Loss on Investment
  Securities                                                       (1,926,388)
Net Appreciation of Investment Securities                           1,045,210
================================================================================
NET ASSETS AT VALUE                                              $ 24,765,058
================================================================================
Shares Outstanding                                                  1,370,765
NET ASSET VALUE, Offering and Redemption Price per Share         $      18.07
================================================================================

(a) Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $2,662,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Small Company Growth Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                         SMALL
                                                                       COMPANY
                                                                        GROWTH
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      8,802
Interest                                                               96,322
================================================================================
     TOTAL INCOME                                                     105,124
================================================================================
EXPENSES
Investment Advisory Fees                                              129,207
Administrative Services Fees                                           54,214
Custodian Fees and Expenses                                            22,987
Directors' Fees and Expenses                                            9,436
Interest Expenses                                                       1,167
Professional Fees and Expenses                                         17,327
Registration Fees and Expenses                                             52
Reports to Shareholders                                                 7,637
Transfer Agent Fees                                                     5,000
Other Expenses                                                            882
================================================================================
  TOTAL EXPENSES                                                      247,909
  Fees and Expenses Absorbed by Investment Adviser                    (10,225)
  Fees and Expenses Paid Indirectly                                   (22,209)
================================================================================
     NET EXPENSES                                                     215,475
================================================================================
NET INVESTMENT LOSS                                                  (110,351)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                         (1,924,641)
Change in Net Depreciation of Investment Securities                  (346,849)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                  (2,271,490)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (2,381,841)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
SMALL COMPANY GROWTH FUND

                                                                             YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------
                                                                          2000                   1999
OPERATIONS
Net Investment Loss                                             $     (110,351)         $     (16,146)
Net Realized Gain (Loss) on Investment Securities                   (1,924,641)               808,066
Change in Net Appreciation (Depreciation) of Investment
  Securities                                                          (346,849)             1,241,758
=========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               (2,381,841)             2,033,678
=========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Realized Gain on Investment Securities               (751,354)                     0
=========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                       25,363,262              2,769,422
Reinvestment of Distributions                                          751,354                      0
=========================================================================================================
                                                                    26,114,616              2,769,422
Amounts Paid for Repurchases of Shares                              (3,166,650)              (888,919)
=========================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                           22,947,966              1,880,503
=========================================================================================================
TOTAL INCREASE IN NET ASSETS                                        19,814,771              3,914,181
NET ASSETS
Beginning of Period                                                  4,950,287              1,036,106
=========================================================================================================
End of Period (Including Accumulated Undistributed Net
  Investment Loss of ($112) and ($16), respectively)            $   24,765,058          $   4,950,287
=========================================================================================================

                               -------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                          1,255,803                197,791
Shares Issued from Reinvestment of Distributions                        45,126                      0
=========================================================================================================
                                                                     1,300,929                197,791
Shares Repurchased                                                    (155,111)               (62,825)
=========================================================================================================
NET INCREASE IN FUND SHARES                                          1,145,818                134,966
=========================================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund (the "Fund", presented herein), Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $86,551 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $1,544,577 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carry forwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $83 from paid-in capital to accumulated undistributed net realized loss on investment securities and reclassified $110,255 from paid-in capital to accumulated undistributed net investment loss. Net investment loss, net realized losses and net assets were not affected.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $44,896,222 and $24,742,228, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $3,786,002 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $3,036,052, resulting in net appreciation of $749,950.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Director's Fees and Expenses in the Statement of Operations were $96. Unfunded accrued pension costs of $0 and pension liability of $112 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

                 ----------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Small Company Growth Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 25, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                PERIOD
                                                                                                 ENDED
                                                YEAR ENDED DECEMBER 31                     DECEMBER 31
------------------------------------------------------------------------------------------------------
                                                  2000           1999           1998           1997(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period        $  22.01        $ 11.51        $  9.91       $  10.00
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                  (0.00)         (0.00)         (0.01)          0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (3.35)         10.50           1.62          (0.11)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (3.35)         10.50           1.61          (0.09)
======================================================================================================
LESS DISTRIBUTIONS
In Excess of Net Investment Income                0.00           0.00           0.01           0.00
Distributions In Excess of Capital Gains          0.59           0.00           0.00           0.00
======================================================================================================
TOTAL DISTRIBUTIONS                               0.59           0.00           0.01           0.00
======================================================================================================
Net Asset Value -- End of Period              $  18.07        $ 22.01        $ 11.51       $   9.91
======================================================================================================
TOTAL RETURN(c)                                (14.98%)        91.06%         16.38%         (0.90%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 24,765        $ 4,950        $ 1,036       $    247
Ratio of Expenses to Average Net Assets(e)(f)    1.37%          1.70%          1.87%          0.61%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                         (0.64%)        (0.71%)        (0.90%)         0.52%(g)
Portfolio Turnover Rate                           155%           201%(h)         92%            25%(d)

(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 2000 and 1999.
(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.43%, 4.05%, 12.46% and 35.99% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.70%), (3.06%), (11.49%) and (34.86%)
    (annualized), respectively.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions.

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TECHNOLOGY FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

      Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-TECHNOLOGY FUND
      The line graph at right illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

      For the one-year period ended December 31, 2000, the value of your shares declined 23.42%, sharply underperforming the 9.10% drop in the S&P 500 Index. Nonetheless, this return was well ahead of the 39.29% fall in the Nasdaq Composite Index, an index that is perhaps a more appropriate benchmark as it is heavily weighted in technology. (Of course, past performance is no guarantee of future results.)(1),(2)

      Even though the fund lost ground in absolute terms, it nonetheless outperformed other technology funds. Once again, we attribute this relative performance to our dedication to high-quality companies, as well as to our thorough scrutiny of company business fundamentals. To our dismay, the downward volatility hurt all technology-related stocks, even those whose outlook remains strong. As a result, a number of our top holdings were felled by short-term price swings despite their solid long-term potential.

--------------------------------------------------------------------------------
                               VIF-TECHNOLOGY FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00 (1)

1 year                                    (23.42%)
--------------------------------------------------------------------------------
3 years                                    35.58%
--------------------------------------------------------------------------------
Since inception (5/97)                     33.73%
--------------------------------------------------------------------------------

      While many of these recent concerns are legitimate, we believe that long-term demand for technology products remains very strong, if not as robust as it was in 1999. For one thing, existing voice networks do not have the scale or efficiency to accommodate the ongoing explosion in data traffic.
Consequently, carriers are spending billions of dollars to upgrade their networks. Standing to benefit from this investment are optical networking companies, such as CIENA Corp, which supply technology that breaks light into the full spectrum -- each color capable of transmitting a separate data stream. Another beneficiary is Applied Micro Circuits, which manufactures a variety of chips for optical networks. Both stocks were strong performers earlier in the year and held up relatively well through the recent volatility.

      Despite the concerns in the marketplace and the recent disappointing performance of tech stocks, we believe we are approaching a bottom. We expect that investors will come back to well-managed companies that address large and growing markets and that have a sizable, if not dominant, market share and strong earnings potential. We expect to have the fund well positioned for this turn in psychology, focusing on our favorite names.

LINE GRAPH:   VIF-TECHNOLOGY FUND

This line graph compares the value of a $10,000 investment in VIF - Technology Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Technology Fund               S&P 500 Index(2)

5/97        $10,000                             $10,000
12/97       $11,480                             $11,549
12/98       $14,429                             $14,852
12/99       $37,361                             $17,975
12/00       $28,612                             $16,340

FUND MANAGEMENT

WILLIAM R. KEITHLER, CFA
     Senior Vice President and Director of Sector Management, INVESCO Funds Group. BA, Webster College; MS, University of Wisconsin-Madison. Joined INVESCO in 1998. Began investment career in 1982.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN  UNMANAGED  INDEX  CONSIDERED  REPRESENTATIVE  OF THE
PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
89.44  COMMON STOCK
0.56   AEROSPACE & DEFENSE
       United Technologies                                                32,500     $  2,555,313
=================================================================================================
0.81   BIOTECHNOLOGY -- HEALTH CARE
       Millennium Pharmaceuticals(a)                                      29,200        1,806,750
       Protein Design Labs(a)                                             21,500        1,867,813
=================================================================================================
                                                                                        3,674,563
12.44  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       ADC Telecommunications(a)                                         243,100        4,406,187
       Avanex Corp(a)                                                     54,300        3,234,244
       CIENA Corp(a)                                                     141,400       11,488,750
       Corvis Corp(a)                                                     81,500        1,940,719
       JDS Uniphase(a)                                                    63,420        2,643,821
       Nokia Corp Sponsored ADR Representing Ord Shrs                    157,500        6,851,250
       Nortel Networks                                                    44,100        1,413,956
       Polycom Inc(a)                                                    134,800        4,338,875
       Powerwave Technologies(a)                                         131,300        7,681,050
       QUALCOMM Inc(a)                                                    51,000        4,191,562
       Research in Motion Ltd(a)                                          60,900        4,872,000
       Scientific-Atlanta Inc                                             42,300        1,377,394
       Tellabs Inc(a)                                                     37,500        2,118,750
=================================================================================================
                                                                                       56,558,558
21.15  COMPUTER SOFTWARE & SERVICES
       Art Technology Group(a)                                            60,600        1,852,087
       BEA Systems(a)                                                    153,000       10,298,812
       Check Point Software Technologies Ltd(a)                           57,000        7,613,063
       Inktomi Corp(a)                                                    55,000          983,125
       Intuit Inc(a)                                                     118,900        4,689,119
       i2 Technologies(a)                                                148,460        8,072,512
       Liberate Technologies(a)                                          124,000        1,689,500
       Manugistics Group(a)                                               44,600        2,542,200
       Mercury Interactive(a)                                             76,300        6,886,075
       Micromuse Inc(a)                                                   76,600        4,623,528
       Microsoft Corp(a)                                                  33,900        1,470,412
       Openwave Systems(a)                                               116,761        5,597,230
       Oracle Corp(a)                                                    162,900        4,734,281
       Peregrine Systems(a)                                              196,687        3,884,568
       Quest Software(a)                                                  92,000        2,581,750

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
       Siebel Systems(a)                                                  94,800     $  6,410,850
       SmartForce PLC Sponsored ADR Representing Ord Shrs(a)             176,000        6,611,000
       Synopsys Inc(a)                                                    27,000        1,280,813
       TIBCO Software(a)                                                  96,100        4,606,794
       VERITAS Software(a)                                                75,650        6,619,375
       Vignette Corp(a)                                                  170,450        3,068,100
=================================================================================================
                                                                                       96,115,194
2.73   COMPUTER SYSTEMS
       Brocade Communications Systems(a)                                 111,800       10,264,637
       CacheFlow Inc(a)                                                   36,100          615,956
       McDATA Corp(a)                                                     28,200        1,543,950
=================================================================================================
                                                                                       12,424,543
0.40   COMPUTERS -- HARDWARE
       Sun Microsystems(a)                                                65,300        1,820,238
=================================================================================================
6.49   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                                  183,800        7,030,350
       Emulex Corp(a)                                                     65,200        5,211,925
       Extreme Networks(a)                                                75,800        2,965,675
       Juniper Networks(a)                                                51,700        6,517,431
       Network Appliance(a)                                              103,800        6,662,662
       Sycamore Networks(a)                                               30,300        1,128,675
=================================================================================================
                                                                                       29,516,718
3.47   COMPUTERS -- PERIPHERALS
       EMC Corp(a)                                                       144,900        9,635,850
       Palm Inc(a)                                                       190,200        5,385,037
       SanDisk Corp(a)                                                    26,300          729,825
=================================================================================================
                                                                                       15,750,712
0.45   DISTRIBUTION -- DURABLES
       Tech Data(a)                                                       76,200        2,060,972
=================================================================================================
9.89   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                                  147,800        8,018,150
       Flextronics International Ltd(a)                                  331,400        9,444,900
       Furukawa Electric Ltd                                             142,000        2,480,648
       Jabil Circuit(a)                                                  171,000        4,339,125
       Sanmina Corp(a)                                                   108,500        8,313,813
       SCI Systems(a)                                                    182,657        4,817,578
       Solectron Corp(a)                                                 222,700        7,549,530
=================================================================================================
                                                                                       44,963,744
15.24  ELECTRONICS -- SEMICONDUCTORS
       Altera Corp(a)                                                     20,500          539,406
       Analog Devices(a)                                                  90,500        4,632,469
       Applied Micro Circuits(a)                                         129,000        9,681,047

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
       Chartered Semiconductor Manufacturing Ltd ADR
        Representing 10 Ord Shrs(a)                                       35,500     $    936,313
       Conexant Systems(a)                                                87,800        1,349,925
       Infineon Technologies AG ADR Representing Ord Shrs(a)              22,600          813,600
       Integrated Device Technology(a)                                    37,700        1,248,812
       Intel Corp                                                        147,900        4,446,244
       Linear Technology                                                 126,400        5,846,000
       Maxim Integrated Products(a)                                      122,300        5,847,469
       Microchip Technology(a)                                           108,750        2,385,703
       Micron Technology(a)                                              133,700        4,746,350
       New Focus(a)                                                       53,200        1,848,700
       PMC-Sierra Inc(a)                                                  17,600        1,383,800
       QLogic Corp(a)                                                     41,700        3,210,900
       RF Micro Devices(a)                                                90,400        2,480,350
       SDL Inc(a)                                                         41,800        6,194,238
       Texas Instruments                                                  20,900          990,138
       United Microelectronics ADR Representing 5 Ord Shrs(a)             85,700          707,025
       Vitesse Semiconductor(a)                                          118,900        6,576,656
       Xilinx Inc(a)                                                      73,700        3,399,413
=================================================================================================
                                                                                       69,264,558
1.49   ENTERTAINMENT
       America Online(a)                                                 125,800        4,377,840
       Gemstar-TV Guide International(a)                                  51,500        2,375,437
=================================================================================================
                                                                                        6,753,277
1.23   EQUIPMENT -- SEMICONDUCTOR
       ASM Lithography Holding NV New York Registered Shrs(a)             68,500        1,545,531
       KLA-Tencor Corp(a)                                                 80,400        2,708,475
       Teradyne Inc(a)                                                    36,200        1,348,450
=================================================================================================
                                                                                        5,602,456
1.37   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                       117,600        6,210,750
=================================================================================================
0.63   NATURAL GAS
       Enron Corp                                                         34,400        2,859,500
=================================================================================================
1.72   SERVICES -- COMPUTER SYSTEMS
       Ariba Inc(a)                                                        7,200          386,100
       Commerce One(a)                                                    88,700        2,245,219
       Sapient Corp(a)                                                   105,200        1,255,825
       VeriSign Inc(a)                                                    52,657        3,906,491
=================================================================================================
                                                                                        7,793,635
2.99   SERVICES -- DATA PROCESSING
       Automatic Data Processing                                          91,200        5,774,100
       Fiserv Inc(a)                                                     164,900        7,822,444
=================================================================================================
                                                                                       13,596,544

                                                                      SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT           VALUE
-------------------------------------------------------------------------------------------------
1.76   SERVICES -- PAYROLL PROCESSING
       Paychex Inc                                                       164,800     $  8,013,400
=================================================================================================
2.27   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Nextel Communications Class A Shrs(a)                             119,800        2,965,050
       NTT DoCoMo                                                             40          690,018
       Proxim Inc(a)                                                      67,600        2,906,800
       VoiceStream Wireless(a)                                            37,100        3,733,188
=================================================================================================
                                                                                       10,295,056
1.29   TELECOMMUNICATIONS -- LONG DISTANCE
       Qwest Communications International(a)                             143,271        5,874,111
=================================================================================================
1.06   TELEPHONE
       Amdocs Ltd(a)                                                      72,680        4,815,050
=================================================================================================
       TOTAL COMMON STOCKS (Cost $494,241,390)                                        406,518,892
=================================================================================================
0.10   OTHER SECURITIES
0.10   FINANCIAL -- DIVERSIFIED
       BlueStream Ventures LP(a)(b)(c) (Cost $450,000)                   450,000          450,000
=================================================================================================

10.46  SHORT-TERM INVESTMENTS
4.40   COMMERCIAL PAPER
4.40   CONSUMER FINANCE
       Ford Motor Credit, 6.530%, 1/2/2001 (Cost $20,000,000)     $   20,000,000       20,000,000
=================================================================================================
6.06   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 12/29/2000
         due 1/2/2001 at 5.900%, repurchased  at $27,575,065
         (Collateralized  by  US  Treasury Inflationary Index
         Bonds, due 4/15/2028 at 3.625%,  value  $28,102,661)
         (Cost $27,557,000)                                       $   27,557,000       27,557,000
=================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (Cost $47,557,000)                                 47,557,000
=================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $542,248,390)
       (Cost for Income Tax Purposes $555,277,886)                                   $454,525,892
=================================================================================================

(a) Security is non-income producing.

(b) The Fund has remaining commitments of $1,050,000 to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.

(c) The following is a restricted security at December 31, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                        VALUE AS
                               ACQUISITION       ACQUISITION                % OF
DESCRIPTION                          DATES              COST          NET ASSETS
--------------------------------------------------------------------------------
BlueStream Ventures LP            8/3/00 -
                                  10/24/00       $   450,000               0.10%
================================================================================
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
December 31, 2000

                                                                   TECHNOLOGY
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $542,248,390
================================================================================
  At Value(a)                                                    $454,525,892
Cash                                                                    5,637
Receivables:
  Investment Securities Sold                                        2,043,213
  Fund Shares Sold                                                  1,899,156
  Dividends and Interest                                               43,679
Prepaid Expenses and Other Assets                                      18,445
================================================================================
TOTAL ASSETS                                                      458,536,022
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     254,996
  Fund Shares Repurchased                                          14,500,273
Accrued Expenses and Other Payables                                     8,157
================================================================================
TOTAL LIABILITIES                                                  14,763,426
================================================================================
NET ASSETS AT VALUE                                              $443,772,596
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $666,045,422
Accumulated Undistributed Net Investment Loss                        (267,307)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions        (134,283,023)
Net Depreciation of Investment Securities and Foreign
  Currency Transactions                                           (87,722,496)
================================================================================
NET ASSETS AT VALUE                                              $443,772,596
================================================================================
Shares Outstanding                                                 15,644,186
NET ASSET VALUE, Offering and Redemption Price per Share         $      28.37
================================================================================

(a) Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $27,557,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Technology Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                    TECHNOLOGY
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $      183,182
Dividends from Affiliated Investment Companies                        663,307
Interest                                                            2,056,930
  Foreign Taxes Withheld                                              (10,828)
================================================================================
  TOTAL INCOME                                                      2,892,591
================================================================================
EXPENSES
Investment Advisory Fees                                            3,127,126
Administrative Services Fees                                        1,156,628
Custodian Fees and Expenses                                            63,954
Directors' Fees and Expenses                                           19,222
Interest Expenses                                                      12,183
Professional Fees and Expenses                                         25,829
Registration Fees and Expenses                                          1,167
Reports to Shareholders                                                20,754
Transfer Agent Fees                                                     5,000
Other Expenses                                                          9,263
================================================================================
  TOTAL EXPENSES                                                    4,441,126
  Fees and Expenses Absorbed by Investment Adviser                     (2,662)
  Fees and Expenses Paid Indirectly                                   (61,963)
================================================================================
     NET EXPENSES                                                   4,376,501
================================================================================
NET INVESTMENT LOSS                                                (1,483,910)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                          (133,916,635)
  Foreign Currency Transactions                                       (44,893)
================================================================================
     Total Net Realized Loss                                     (133,961,528)
================================================================================
Change in Net Depreciation of:
  Investment Securities                                          (109,010,858)
  Foreign Currency Transactions                                      (373,379)
================================================================================
     Total Net Depreciation                                      (109,384,237)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                  (243,345,765)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $ (244,829,675)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TECHNOLOGY FUND

                                                                 YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------
                                                                 2000               1999
OPERATIONS
Net Investment Loss                                    $   (1,483,910)      $    (51,696)
Net Realized Gain (Loss) on Investment Securities and
  Foreign Currency Transactions                          (133,961,528)           857,691
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions           (109,384,237)        21,387,477
=========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    (244,829,675)        22,193,472
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                        (1,037,917)                 0
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           1,260,494,342        103,325,672
Reinvestment of Distributions                               1,037,917                  0
=========================================================================================
                                                        1,261,532,259        103,325,672
Amounts Paid for Repurchases of Shares                   (665,883,628)       (33,104,826)
=========================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                 595,648,631         70,220,846
=========================================================================================
TOTAL INCREASE IN NET ASSETS                              349,781,039         92,414,318
NET ASSETS
Beginning of Period                                        93,991,557          1,577,239
=========================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($267,307) and ($74),
  respectively)                                        $  443,772,596       $ 93,991,557
=========================================================================================

                      -------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                30,159,553          3,731,704
Shares Issued from Reinvestment of Distributions               36,884                  0
=========================================================================================
                                                           30,196,437          3,731,704
Shares Repurchased                                        (17,083,736)        (1,310,179)
=========================================================================================
NET INCREASE IN FUND SHARES                                13,112,701          2,421,525
=========================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund (the "Fund", presented herein), Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2000, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $71,523,080 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $49,995,847 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $412 from accumulated undistributed net investment loss to accumulated undistributed net realized loss on investment securities, reclassified $969 from paid-in capital to accumulated undistributed net realized loss on investment securities and reclassified $1,217,089 from paid-in capital to accumulated undistributed net investment loss. Net investment loss, net realized losses and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $879,283,063 and $312,517,180, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $21,844,278 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $122,596,272, resulting in net depreciation of $100,751,994.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $1,567. Unfunded accrued pension costs of $0 and pension liability of $1,639 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended December 31, 2000, the Fund borrowed cash at a rate of 6.60%. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

                 ----------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Technology Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 21, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD
                                                                                             ENDED
                                        YEAR ENDED DECEMBER 31                         DECEMBER 31
--------------------------------------------------------------------------------------------------
                                              2000           1999           1998           1997(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $  37.13       $  14.34        $ 11.49        $ 10.00
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)              (0.01)         (0.00)         (0.03)          0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (8.68)         22.79           2.96           1.44
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (8.69)         22.79           2.93           1.49
==================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.00           0.00           0.01           0.00
In Excess of Net Investment Income            0.00           0.00           0.01           0.00
Distributions from Capital Gains              0.00           0.00           0.06           0.00
In Excess of Capital Gains                    0.07           0.00           0.00           0.00
==================================================================================================
TOTAL DISTRIBUTIONS                           0.07           0.00           0.08           0.00
==================================================================================================
Net Asset Value -- End of Period          $  28.37       $  37.13        $ 14.34        $ 11.49
==================================================================================================

TOTAL RETURN(c)                            (23.42%)       158.93%         25.69%         14.80%(d)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $443,773       $ 93,992        $ 1,577        $   414
Ratio of Expenses to Average Net
  Assets(e)(f)                               1.02%          1.31%          1.40%          0.48%(g)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)                  (0.34%)        (0.40%)        (0.14%)         0.95%(g)
Portfolio Turnover Rate                        82%            95%           239%           102%(d)

(a) From May 21, 1997, commencement of investment operations, through December, 31 1997.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.02%, 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.34%), (0.61%), (5.21%) and (17.82%) (annualized), respectively.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TELECOMMUNICATIONS FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

     Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-TELECOMMUNICATIONS FUND
      The line graph at right illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

      For the one-year period ended December 31, 2000, the value of your shares declined 26.17%, compared to a 9.10% drop in the S&P 500 Index and a 39.29% plunge in the Nasdaq Composite Index. (Of course, past performance is no guarantee of future results).(1),(2)

      Our performance during the year was hurt by our relatively heavy weighting in optical networking stocks we carried into the fall, which left us vulnerable to the sell-off in this space. While the prospect of near-term volatility led us to trim back our exposure to the optical networking space, recent missteps by some of these firms have not changed our view on the opportunities in this area. Consequently, we maintained our positions in many of our favorite component stocks, including Juniper Networks.

      While we have recognized that the pace of telecommunications spending over the past few years was unsustainable, we believe that the sector continues to offer strong growth potential -- with expected telecommunications spending to grow at a double-digit rate, faster than overall economic growth. We used the sell-off in competitive local exchange carriers to add to our favorite positions -- solidly financed companies that continue to execute on their business plans. We were pleased to see our confidence start to pay off as these stocks began to rebound in December.

--------------------------------------------------------------------------------
                           VIF-TELECOMMUNICATIONS FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    (26.17%)
--------------------------------------------------------------------------------
Since inception (9/99)                    16.41%
--------------------------------------------------------------------------------

      Our results were cushioned by relatively stable performance by shares of regional Bell operating companies, or RBOCs. Investors are starting to recognize the strategic importance of the RBOCs' control of the crucial "last mile" linking the fiber optic superhighway with homes and businesses. In particular, we benefited from the consummation of the merger of US WEST and Qwest Communications International, and we are enthusiastic about the resulting synergies.

      While we believe the weakness in the telecom market has been overstated, we caution that telecommunications stocks could remain volatile over the near-term until investors become more discriminating and reward the kind of solid, well-managed, well-funded businesses we own. Our focus going forward will be on areas of the telecommunications market -- such as optical networking -- where we foresee accelerating growth in 2001.

LINE GRAPH: VIF - TELECOMMUNICATIONS FUND

This line graph compares the value of a $10,000 investment in VIF - Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the MSCI-EAFE Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Telecommunications
            Fund                          S&P 500 Index(2)    MSCI-EAFE Index(2)

9/99        $10,000                       $10,000             $10,000
12/99       $16,450                       $11,487             $11,705
12/00       $12,146                       $10,442             $10,071

FUND MANAGEMENT

BRIAN HAYWARD, CFA
     Senior Vice President, INVESCO Funds Group. BA, MA, University of Missouri. Joined INVESCO in 1997. Began investment career in 1985.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF THE EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATION.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
87.40  COMMON STOCKS
2.46   BROADCASTING
       EchoStar Communications Class A Shrs(a)                           114,420    $   2,603,055
       General Motors Class H Shrs(a)                                    116,600        2,681,800
=================================================================================================
                                                                                        5,284,855
18.14  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       ADC Telecommunications(a)                                          93,400        1,692,875
       Alcatel SA                                         FR              45,800        2,601,598
       Asia Global Crossing Ltd Class A Shrs(a)           BD             277,800        1,823,063
       Avanex Corp(a)                                                      5,800          345,462
       CIENA Corp(a)                                                      81,000        6,581,250
       Comverse Technology(a)                                             52,800        5,735,400
       Corvis Corp(a)                                                     52,950        1,260,872
       Finisar Corp(a)                                                    20,400          591,600
       JDS Uniphase(a)                                                    36,560        1,524,095
       Metasolv Software(a)                                               17,400          158,775
       Metromedia Fiber Network Class A Shrs(a)                           95,880          970,785
       Nokia Corp Sponsored ADR Representing Ord Shrs     FI              89,370        3,887,595
       Nortel Networks                                    CA              58,940        1,889,764
       QUALCOMM Inc(a)                                                    21,040        1,729,225
       Research in Motion Ltd(a)                          CA              24,400        1,952,000
       Scientific-Atlanta Inc                                             17,960          584,823
       Tekelec(a)                                                        152,100        4,563,000
       Tellabs Inc(a)                                                     17,900        1,011,350
=================================================================================================
                                                                                       38,903,532
2.91   COMPUTER SOFTWARE & SERVICES
       Inktomi Corp(a)                                                    28,080          501,930
       Internap Network Services(a)                                      116,600          845,350
       Micromuse Inc(a)                                                   46,000        2,776,531
       Openwave Systems(a)                                                37,234        1,784,905
       TIBCO Software(a)                                                   6,800          325,975
=================================================================================================
                                                                                        6,234,691
6.31   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                                   78,180        2,990,385
       Extreme Networks(a)                                                36,600        1,431,975
       Juniper Networks(a)                                                52,200        6,580,462

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
       ONI Systems(a)                                                     33,000    $   1,305,563
       Redback Networks(a)                                                29,760        1,220,160
=================================================================================================
                                                                                       13,528,545
4.34   COMPUTERS -- PERIPHERALS
       EMC Corp(a)                                                       116,440        7,743,260
       Handspring Inc(a)                                                  20,900          813,794
       Palm Inc(a)                                                        26,400          747,450
=================================================================================================
                                                                                        9,304,504
4.54   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                   CA              45,400        2,462,950
       Flextronics International Ltd(a)                   SN              95,700        2,727,450
       Furukawa Electric Ltd                              JA             126,900        2,216,861
       Sanmina Corp(a)                                                    30,400        2,329,400
=================================================================================================
                                                                                        9,736,661
8.15   ELECTRONICS -- SEMICONDUCTORS
       Applied Micro Circuits(a)                                          94,060        7,058,909
       Conexant Systems(a)                                                33,100          508,912
       New Focus(a)                                                       26,700          927,825
       PMC-Sierra Inc(a)                                                  17,440        1,371,220
       SDL Inc(a)                                                         35,660        5,284,366
       Vitesse Semiconductor(a)                                           41,880        2,316,488
=================================================================================================
                                                                                       17,467,720
3.24   ENTERTAINMENT
       America Online(a)                                                 135,760        4,724,448
       Gemstar-TV Guide International(a)                                  47,970        2,212,616
=================================================================================================
                                                                                        6,937,064
2.56   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                       103,800        5,481,937
=================================================================================================
0.53   RETAIL -- COMPUTERS & ELECTRONICS
       RadioShack Corp                                                    26,340        1,127,681
=================================================================================================
1.04   SERVICES -- DATA PROCESSING
       CSG Systems International(a)                                       47,330        2,221,552
=================================================================================================
10.37  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       China Mobile Ltd(a)                                HK             511,100        2,791,428
       Crown Castle International(a)                                      84,320        2,281,910
       Leap Wireless International(a)                                     26,300          657,500
       Nextel Communications Class A Shrs(a)                              76,900        1,903,275
       Nextel Partners Class A Shrs(a)                                   213,000        3,581,063
       NTT DoCoMo                                         JA                 161        2,777,321
       Spectrasite Holdings(a)                                            52,400          694,300
       Telecom Italia Mobile SpA                          IT             225,510        1,799,716
       Vodafone Group PLC                                 UK             852,026        3,124,617

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
       VoiceStream Wireless(a)                                            16,800    $   1,690,500
       Winstar Communications(a)                                          80,740          943,649
=================================================================================================
                                                                                       22,245,279
5.24   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                             131,115        2,919,357
       Completel Europe NV(a)                             NL              50,200          172,977
       Exodus Communications(a)                                           62,500        1,250,000
       KPNQwest NV Class C Shrs(a)                        NL              28,900          547,294
       Qwest Communications International(a)                             154,890        6,350,490
=================================================================================================
                                                                                       11,240,118
17.57  TELEPHONE
       Amdocs Ltd(a)                                                     104,570        6,927,763
       AT&T Canada Class B Depository Receipts(a)         CA              61,120        1,783,940
       BellSouth Corp                                                    125,260        5,127,831
       COLT Telecom Group PLC(a)                          UK              37,600          808,803
       COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                        UK              14,120        1,239,030
       Illuminet Holdings(a)                                              35,800          821,163
       McLeodUSA Inc Class A Shrs(a)                                     301,050        4,252,331
       SBC Communications                                                107,240        5,120,710
       Time Warner Telecom Class A Shrs(a)                                99,900        6,337,406
       WorldCom Inc(a)                                                   106,900        1,503,281
       XO Communications Class A Shrs(a)                                 211,200        3,762,000
=================================================================================================
                                                                                       37,684,258
       TOTAL COMMON STOCKS (Cost $234,150,784)                                        187,398,397
=================================================================================================
0.10   FIXED INCOME SECURITIES
0.10   CORPORATE BONDS
0.10   TELECOMMUNICATIONS -- LONG DISTANCE
       Esat Telecom Group PLC, Sr Deferred Step-Up
         Notes, Zero Coupon(b) 2/1/2007 (Amortized
         Cost $232,182)                                   IE       $     235,000          223,250
=================================================================================================
0.26   OTHER SECURITIES
0.26   FINANCIAL -- DIVERSIFIED
       BlueStream Ventures LP(a)(c)(d) (Cost $562,500)                   562,500          562,500
=================================================================================================
12.24  SHORT-TERM INVESTMENTS
3.73   COMMERCIAL PAPER
3.73   CONSURMER FINANCE
       Ford Motor Credit, 6.530%, 1/2/2001 (Cost $8,000,000)       $   8,000,000        8,000,000
=================================================================================================
2.40   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund, 6.469%
         (Cost $5,138,745)                                             5,138,745        5,138,745
=================================================================================================
6.11   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         12/29/2000 due 1/2/2001 at 5.900%, repurchased
         at $13,105,586  (Collateralized  by  US  Treasury
         Infalationary  Index Bonds, due 4/15/2029 at 3.875%,
         value $13,371,558) (Cost $13,097,000)                     $  13,097,000       13,097,000
=================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (Cost $26,235,745)                                 26,235,745
=================================================================================================

                                                     COUNTRY           SHARES OR
                                                     CODE IF           PRINCIPAL
 %     DESCRIPTION                                    NON US              AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $261,181,211)
       (Cost for Income Tax Purposes $264,511,643)                                  $ 214,419,892
=================================================================================================

(a) Security is non-income producing.

(b) Step-up bonds are obligations which increase the interest payment at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(c) The Fund has remaining commitments of $1,312,500 to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.

(d) The following is a restricted security at December 31, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES


                                                                        VALUE AS
                                      ACQUISITION      ACQUISITION          % OF
DESCRIPTION                                  DATE             COST    NET ASSETS
--------------------------------------------------------------------------------
BlueStream Ventures LP                   8/3/00 -
                                         10/24/00     $    562,500         0.27%
================================================================================





SUMMARY OF INVESTMENTS BY COUNTRY
                                                         % OF
                                  COUNTRY          INVESTMENT
COUNTRY                              CODE          SECURITIES            VALUE
--------------------------------------------------------------------------------
Bermuda                                BD               0.85%     $  1,823,063
Canada                                 CA               3.77         8,088,654
Finland                                FI               1.81         3,887,595
France                                 FR               1.21         2,601,598
Hong Kong                              HK               1.30         2,791,428
Ireland                                IE               0.11           223,250
Italy                                  IT               0.84         1,799,716
Japan                                  JA               2.33         4,994,182
Netherlands                            NL               0.34           720,271
Singapore                              SN               1.27         2,727,450
United Kingdom                         UK               2.41         5,172,450
United States                                          83.76       179,590,235
================================================================================
                                                      100.00%     $214,419,892
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                           TELECOMMUNICATIONS
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $  261,181,211
================================================================================
  At Value(a)                                                  $  214,419,892
Cash                                                                      547
Foreign Currency (Cost $23,598)                                        23,855
Receivables:
  Investment Securities Sold                                          996,237
  Fund Shares Sold                                                     36,773
  Dividends and Interest                                               23,797
Prepaid Expenses and Other Assets                                       9,145
================================================================================
TOTAL ASSETS                                                      215,510,246
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     913,764
  Fund Shares Repurchased                                           6,944,167
Accrued Expenses and Other Payables                                     8,283
================================================================================
TOTAL LIABILITIES                                                   7,866,214
================================================================================
NET ASSETS AT VALUE                                            $  207,644,032
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $302,892,536
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                                  (1,453)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions         (48,486,390)
Net Depreciation of Investment Securities and Foreign
  Currency Transactions                                           (46,760,661)
================================================================================
NET ASSETS AT VALUE                                            $  207,644,032
================================================================================
Shares Outstanding                                                 17,142,589
NET ASSET VALUE, Offering and Redemption Price per Share       $        12.11
================================================================================

(a) Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $13,097,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                           TELECOMMUNICATIONS
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $      331,890
Dividends from Affiliated Investment Companies                        377,626
Interest                                                            1,366,449
  Foreign Taxes Withheld                                              (12,500)
================================================================================
  TOTAL INCOME                                                      2,063,465
================================================================================
EXPENSES
Investment Advisory Fees                                            1,760,524
Administrative Services Fees                                          632,052
Custodian Fees and Expenses                                            52,802
Directors' Fees and Expenses                                           14,468
Interest Expenses                                                       3,889
Professional Fees and Expenses                                         21,688
Registration Fees and Expenses                                            892
Reports to Shareholders                                                 6,760
Transfer Agent Fees                                                     5,000
Other Expenses                                                          5,348
================================================================================
  TOTAL EXPENSES                                                    2,503,423
  Fees and Expenses Absorbed by Investment Adviser                     (1,364)
  Fees and Expenses Paid Indirectly                                   (50,657)
================================================================================
     NET EXPENSES                                                   2,451,402
================================================================================
NET INVESTMENT LOSS                                                  (387,937)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                           (47,664,290)
  Foreign Currency Transactions                                      (731,574)
================================================================================
     Total Net Realized Loss                                      (48,395,864)
================================================================================
Change in Net Depreciation of:
  Investment Securities                                           (58,922,675)
  Foreign Currency Transactions                                      (613,694)
================================================================================
     Total Net Depreciation                                       (59,536,369)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                  (107,932,233)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $ (108,320,170)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TELECOMMUNICATIONS FUND

                                                                      YEAR            PERIOD
                                                                     ENDED             ENDED
                                                               DECEMBER 31       DECEMBER 31
--------------------------------------------------------------------------------------------
                                                                      2000           1999(a)
OPERATIONS
Net Investment Income (Loss)                                $     (387,937)  $      8,131
Net Realized Gain (Loss) on Investment Securities and
  Foreign Currency Transactions                                (48,395,864)       509,096
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                 (59,536,369)    12,775,708
============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         (108,320,170)    13,292,935
============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income                                  (8,807)             0
In Excess of Net Realized Gain on Investment Securities
  and Foreign Curency Transactions                                (600,468)             0
============================================================================================
TOTAL DISTRIBUTIONS                                               (609,275)             0
============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                  672,016,660     70,669,026
Reinvestment of Distributions                                      609,275              0
============================================================================================
                                                               672,625,935     70,669,026
Amounts Paid for Repurchases of Shares                        (423,702,240)   (16,560,179)
============================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                      248,923,695     54,108,847
============================================================================================
TOTAL INCREASE IN NET ASSETS                                   139,994,250     67,401,782
NET ASSETS
Initial Subscription                                                    --        248,000
Beginning of Period                                             67,649,782             --
============================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income
  (Loss) of ($1,453) and  $8,131, respectively)             $  207,644,032   $ 67,649,782
============================================================================================

                       --------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                                    --         24,800
Shares Sold                                                     38,533,597      5,225,874
Shares Issued from Reinvestment of Distributions                    50,067              0
============================================================================================
                                                                38,583,664      5,250,674
Shares Repurchased                                             (25,554,193)    (1,137,556)
============================================================================================
NET INCREASE IN FUND SHARES                                     13,029,471      4,113,118
============================================================================================

(a) From September 21, 1999, commencement of investment operations, through December 31, 1999.

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund (the "Fund", presented herein), Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation and income on securities principally engaged in a specific business sector. The Fund commenced investment operations on September 21, 1999. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2000, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $30,490,646 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $14,665,312 to the year ended December 31, 2000. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 1.07% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $759 from accumulated undistributed net investment loss to accumulated undistributed net realized loss on investment securities and $388,006 from paid-in capital to accumulated undistributed net investment loss and accumulated undistributed net realized loss for the amounts of $387,919 and $87, respectively. Net investment loss, net realized losses and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $341,062,800 and $103,075,107, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $11,757,644 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $61,849,395, resulting in net depreciation of $50,091,751.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $782. Unfunded accrued pension costs of $0 and pension liability of $822 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended December 31, 2000, the Fund lent cash at a rate of 6.66%. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

                 ----------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Telecommunications Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 21, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR             PERIOD
                                                       ENDED              ENDED
                                                 DECEMBER 31        DECEMBER 31
--------------------------------------------------------------------------------
                                                        2000             1999(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period            $    16.45      $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                        (0.00)            0.00
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                             (4.30)            6.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       (4.30)            6.45
================================================================================
LESS DISTRIBUTIONS
Distributions In Excess of Net Investment Income(c)     0.00             0.00
Distributions In Excess of Capital Gains                0.04             0.00
================================================================================
TOTAL DISTRIBUTIONS                                     0.04             0.00
================================================================================
Net Asset Value -- End of Period                   $   12.11      $     16.45
================================================================================
TOTAL RETURN(d)                                      (26.17%)          64.50%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 207,644      $    67,650
Ratio of Expenses to Average Net Assets(f)(g)          1.06%            1.27%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                               (0.16%)           0.11%(h)
Portfolio Turnover Rate                                  51%              15%(e)

(a) From September 21, 1999, commencement of investment operations, through December, 31 1999.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 2000 and the period ended December 31, 1999.
(c) Distributions In Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.06% and 1.28% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.16%) and 0.10% (annualized), respectively.
(g) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(h) Annualized

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TOTAL RETURN FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

     Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-TOTAL RETURN FUND
      The line graph at right illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

      For the one-year period ended December 31, 2000, the value of VIF-Total Return Fund declined 2.17%, compared to a 9.10% drop in the S&P 500 Index and an 11.85% increase in the Lehman Brothers Government/Credit Bond Index. (Of course, past performance is no guarantee of future results.)(1),(2)

      The performance of our equity positions was aided by our emphasis on reasonably valued stocks in more defensive sectors of the economy -- a focus that lessened the fund's sensitivity to the market's downward volatility. In the financial services industry, we focused on companies in business lines that are less vulnerable to fluctuations in interest rates and financial markets. One standout was American International Group, the largest commercial and industrial insurance underwriter in the United States and a global player in diversified financial services.

      We also benefited from solid gains in a number of our drug stocks, including Bristol-Myers Squibb. Additionally, several of the fund's consumer product stocks, including Johnson & Johnson, benefited from easing recession fears.

--------------------------------------------------------------------------------
                              VIF-TOTAL RETURN FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    (2.17%)
--------------------------------------------------------------------------------
5 years                                   7.38%
--------------------------------------------------------------------------------
Since inception (6/94)                    9.19%
--------------------------------------------------------------------------------

      While the fund's underweighting in technology mitigated our sensitivity to the broad-based declines in this sector, our performance was hindered by our relative overexposure to the basic materials and consumer cyclical stocks, which traded lower on fears of higher fuel prices, a potential consumer slowdown, and a weak euro.

      The fixed-income exposure provided a welcomed cushion against stock market volatility. In particular, we benefited from solid gains in Treasuries, mortgage-backed securities, and higher-quality bonds in the intermediate section of the yield curve.

      Going forward, we will remain on the lookout for high-quality and promising stocks whose intrinsic value may not yet be recognized by the broader market. In particular, we will focus on finding attractively priced stocks that offer some catalyst -- such as a management change, new product launch or external market conditions -- that we believe will drive the stock higher.

LINE GRAPH: VIF - TOTAL RETURN FUND

This line graph compares the value of a $10,000 investment in VIF - Total Return Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

                                                            Lehman Government/
            VIF - Total Return Fund       S&P 500 Index(2)  Credit Bond Index(2)

6/94        $10,000                       $10,000           $10,000
12/94       $10,175                       $10,230           $10,063
12/95       $12,494                       $14,069           $11,999
12/96       $14,017                       $17,298           $12,347
12/97       $17,228                       $23,067           $13,552
12/98       $18,876                       $29,664           $14,836
12/99       $18,235                       $35,903           $14,517
12/00       $17,838                       $32,636           $16,237


FUND MANAGEMENT

CHARLES P. MAYER (EQUITY)
     Senior Vice President and Director of Income Equity Investments, INVESCO Funds Group. BA, St. Peter's College; MBA, St. John's University. Joined INVESCO in 1993. Began investment career in 1969.

RICHARD R. HINDERLIE (FIXED-INCOME)
     Vice President, INVESCO Funds Group. BA, Pacific Lutheran University; MBA, Arizona State University. Joined INVESCO in 1993. Began investment career in 1973.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
67.41  COMMON STOCKS
1.07   ALUMINUM
       Alcoa Inc                                                           6,300     $    211,050
=================================================================================================
0.77   AUTOMOBILES
       Ford Motor                                                          6,440          150,937
=================================================================================================
3.17   BANKS -- MONEY CENTER
       Bank of America                                                     4,900          224,787
       Chase Manhattan                                                     3,850          174,934
       Wells Fargo & Co                                                    4,000          222,750
=================================================================================================
                                                                                          622,471
3.14   BANKS -- REGIONAL
       FleetBoston Financial                                               7,700          289,231
       Mellon Financial                                                    3,400          167,238
       PNC Financial Services Group                                        2,200          160,738
=================================================================================================
                                                                                          617,207
0.83   BEVERAGES -- ALCOHOLIC
       Anheuser-Busch Cos                                                  3,600          163,800
=================================================================================================
1.13   BUILDING MATERIALS
       Lowe's Cos                                                          5,000          222,500
=================================================================================================
0.62   CABLE
       Comcast Corp Special Class A Shrs(a)                                2,900          121,075
=================================================================================================
1.10   CHEMICALS
       Dow Chemical                                                        5,900          216,087
=================================================================================================
0.54   CHEMICALS -- SPECIALTY
       Praxair Inc                                                         2,400          106,500
=================================================================================================
0.38   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Lucent Technologies                                                 5,600           75,600
=================================================================================================
1.40   COMPUTER SOFTWARE & SERVICES
       Computer Associates International                                   4,500           87,750
       Microsoft Corp(a)                                                   4,300          186,513
=================================================================================================
                                                                                          274,263
0.48   COMPUTER SYSTEMS
       Compaq Computer                                                     6,300           94,815
=================================================================================================
1.10   COMPUTERS -- HARDWARE
       Hewlett-Packard Co                                                  2,900           91,531
       International Business Machines                                       700           59,500
       Unisys Corp(a)                                                      4,400           64,350
=================================================================================================
                                                                                          215,381
1.01   CONSUMER FINANCE
       Household International                                             3,600          198,000
=================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
0.46   ELECTRIC UTILITIES
       Reliant Energy                                                      2,100     $     90,956
=================================================================================================
3.75   ELECTRICAL EQUIPMENT
       Emerson Electric                                                    2,400          189,150
       General Electric                                                    6,900          330,769
       SPX Corp(a)                                                         2,000          216,375
=================================================================================================
                                                                                          736,294
1.73   ELECTRONICS -- SEMICONDUCTORS
       Integrated Device Technology(a)                                     1,000           33,125
       Intel Corp                                                          6,300          189,394
       Texas Instruments                                                   2,500          118,438
=================================================================================================
                                                                                          340,957
0.35   ENTERTAINMENT
       Time Warner                                                         1,300           67,912
=================================================================================================
7.13   FINANCIAL -- DIVERSIFIED
       Capital One Financial                                               2,200          144,787
       Citigroup Inc                                                      13,113          669,583
       Fannie Mae                                                          3,600          312,300
       Freddie Mac                                                         4,000          275,500
=================================================================================================
                                                                                        1,402,170
0.23   FOODS
       Heinz (H J) Co                                                        950           45,066
=================================================================================================
8.02   HEALTH CARE DRUGS -- PHARMACEUTICALS
       American Home Products                                              2,400          152,520
       Bristol-Myers Squibb                                                4,000          295,750
       Johnson & Johnson                                                   3,400          357,212
       Merck & Co                                                          1,600          149,800
       Pfizer Inc                                                          6,000          276,000
       Pharmacia Corp                                                      2,200          134,200
       Schering-Plough Corp                                                3,700          209,975
=================================================================================================
                                                                                        1,575,457
0.68   HOUSEHOLD FURNISHINGS & APPLIANCES
       Whirlpool Corp                                                      2,800          133,525
=================================================================================================
1.60   HOUSEHOLD PRODUCTS
       Procter & Gamble                                                    4,000          313,750
=================================================================================================
1.31   INSURANCE BROKERS
       Marsh & McLennan                                                    2,200          257,400
=================================================================================================
2.95   INSURANCE -- MULTI-LINE
       American General                                                    3,100          252,650
       American International Group                                        2,600          256,262
       Lincoln National                                                    1,500           70,969
=================================================================================================
                                                                                          579,881
1.17   INSURANCE -- PROPERTY & CASUALTY
       MGIC Investment                                                     3,400          229,288
=================================================================================================
1.74   INVESTMENT BANK/BROKER FIRM
       Lehman Brothers Holdings                                            1,600          108,200


                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
       Morgan Stanley Dean Witter & Co                                     2,950     $    233,788
=================================================================================================
                                                                                          341,988
0.60   INVESTMENT COMPANIES
       Stilwell Financial                                                  3,000          118,313
=================================================================================================
1.97   MANUFACTURING -- DIVERSIFIED
       Illinois Tool Works                                                 3,700          220,381
       Tyco International Ltd                                              3,000          166,500
=================================================================================================
                                                                                          386,881
0.54   METALS MINING
       Phelps Dodge                                                        1,900          106,044
=================================================================================================
4.75   OIL -- INTERNATIONAL INTEGRATED
       BP Amoco PLC Sponsored ADR Representing 6 Ord Shrs                  2,668          127,731
       Chevron Corp                                                        2,000          168,875
       Exxon Mobil                                                         4,700          408,606
       Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs              3,776          228,684
=================================================================================================
                                                                                          933,896
0.77   OIL & GAS -- DRILLING & EQUIPMENT
       Transocean Sedco Forex                                              3,300          151,800
=================================================================================================
1.08   PAPER & FOREST PRODUCTS
       Bowater Inc                                                         1,900          107,112
       International Paper                                                 2,600          106,112
=================================================================================================
                                                                                          213,224
0.62   RAILROADS
       Union Pacific                                                       2,400          121,800
=================================================================================================
0.80   RESTAURANTS
       McDonald's Corp                                                     4,600          156,400
=================================================================================================
1.13   RETAIL -- GENERAL MERCHANDISE
       Target Corp                                                         6,900          222,525
=================================================================================================
1.15   SERVICES -- DATA PROCESSING
       First Data                                                          4,300          226,556
=================================================================================================
1.40   TELECOMMUNICATIONS -- LONG DISTANCE
       AT&T Corp                                                           4,322           74,825
       Qwest Communications International(a)                               3,129          128,289
       Sprint Corp                                                         3,500           71,094
=================================================================================================
                                                                                          274,208
3.13   TELEPHONE
       SBC Communications                                                  5,300          253,075
       Verizon Communications                                              4,640          232,580
       WorldCom Inc(a)                                                     9,200          129,375
=================================================================================================
                                                                                          615,030
1.61   TOBACCO
       Philip Morris                                                       7,200          316,800
=================================================================================================
       TOTAL COMMON STOCKS (Cost $11,756,938)                                        $ 13,247,807
=================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
28.12  FIXED INCOME SECURITIES
11.49  US GOVERNMENT OBLIGATIONS
       US Treasury Bonds
         8.125%, 8/15/2019                                            $  300,000     $    387,772
         7.625%, 2/15/2025                                            $  300,000          379,676
         7.250%, 8/15/2022                                            $  400,000          482,170
       US Treasury Notes, 6.250%, 2/28/2002                           $1,000,000        1,009,119
=================================================================================================
         TOTAL US GOVERNMENT OBLIGATIONS (Amortized Cost $2,142,389)                    2,258,737
=================================================================================================
6.00   US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae, Benchmark Notes, 5.375%, 3/15/2002                 $  300,000          298,930
       Freddie Mac, Notes, 5.750%, 7/15/2003                          $  435,000          436,617
       Government National Mortgage Association I
         Pass-Through Certificates, 6.000%, 1/15/2029                 $  457,098          444,058
=================================================================================================
          TOTAL US GOVERNMENT AGENCY OBLIGATIONS
            (Amortized Cost $1,157,661)                                                 1,179,605
=================================================================================================
2.03   ASSET-BACKED SECURITIES
2.03   CONSUMER FINANCE
       Chase Manhattan Credit Card Master Trust, Series 1996-3
         Class A, 7.040%, 2/15/2005                                   $  200,000          199,802
       Discover Card Master Trust I, Series 1998-7
         Class A, 5.600%, 5/16/2006                                   $  200,000          198,129
=================================================================================================
         TOTAL ASSET-BACKED SECURITIES (Amortized Cost $406,786)                          397,931
=================================================================================================
8.60   CORPORATE BONDS
0.33   AEROSPACE & DEFENSE
       Raytheon Co, Notes, 6.500%, 7/15/2005                          $   65,000           64,914
=================================================================================================
0.44   AUTOMOBILES
       Ford Motor, Bonds, 6.500%, 8/1/2018                            $  100,000           85,924
=================================================================================================
1.55   BANKS -- MONEY CENTER
       ABN Amro Bank NV, Sub Notes, 7.550%, 6/28/2006                 $  100,000          104,054
       NationsBank Corp, Sub Notes, 6.500%, 3/15/2006                 $  100,000           99,016
       Wells Fargo & Co, Sr Notes, 6.625%, 7/15/2004                  $  100,000          101,388
=================================================================================================
                                                                                          304,458
1.51   BANKS -- REGIONAL
       Bayerische Landesbank, Sub Notes, 6.375%, 10/15/2005           $  100,000           99,939
       SunTrust Banks, Sr Notes, 6.250%, 6/1/2008                     $  100,000           95,520
       Wachovia Bank, Euro Medium-Term Notes
         Series 3, 7.000%, 10/17/2008                                 $  100,000          100,574
=================================================================================================
                                                                                          296,033
0.34   COMMERCIAL FINANCE
       CIT Group, Sr Notes, 7.625%, 8/16/2005                         $   65,000           66,128
=================================================================================================
0.58   ELECTRIC UTILITIES
       National Rural Utilities Cooperative Finance,
         Collateral Trust Bonds 6.550%, 11/1/2018                     $  125,000          114,355
=================================================================================================
0.51   FINANCIAL -- DIVERSIFIED
       Associates Corp of North America, Sr Notes, 6.375%,
         10/15/2002                                                   $  100,000          100,357
=================================================================================================
0.50   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 5.250%, 9/15/2003                     $  100,000           98,568
=================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
 %     DESCRIPTION                                                        AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
0.48   LEISURE TIME
       Carnival Corp, Notes, 6.150%, 4/15/2008                        $  100,000     $     94,021
=================================================================================================
0.49   MACHINERY -- DIVERSIFIED
       Cooper Industries, Medium-Term Notes, Series 3,
         6.375%, 5/8/2008                                             $  100,000           95,405
=================================================================================================
0.48   PERSONAL CARE
       Colgate-Palmolive Co, Medium-Term Notes, Series C,
         5.580%, 11/6/2008                                            $  100,000           94,962
=================================================================================================
0.52   RETAIL -- GENERAL MERCHANDISE
       Wal-Mart Stores, Sr Notes, 6.550%, 8/10/2004                   $  100,000          102,217
=================================================================================================
0.41   TELECOMMUNICATIONS -- LONG DISTANCE
       Sprint Capital, Gtd Sr Notes, 6.875%, 11/15/2028               $  100,000           79,995
=================================================================================================
0.47   TELEPHONE
       GTE Northwest, Deb, Series D, 5.550%, 10/15/2008               $  100,000           92,186
=================================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $1,737,573)                              1,689,523
=================================================================================================
       TOTAL FIXED INCOME SECURITIES (AMORTIZED COST $5,444,409)                        5,525,796
=================================================================================================
4.47   SHORT-TERM INVESTMENTS
3.06   US GOVERNMENT OBLIGATIONS
       US Treasury Notes, 5.875%, 11/30/2001
         (Amortized Cost $600,055)                                    $  600,000          601,640
=================================================================================================
0.12   US GOVERNMENT AGENCY OBLIGATIONS
       Freddie Mac, Gold, Participation Certificates,
       6.500%, 7/1/2001 (Amortized Cost  $23,866)                     $   23,956           23,881
=================================================================================================
1.29   REPURCHASE AGREEMENTS
       Repurchase  Agreement  with State Street dated  12/29/2000 due 1/2/2001 at 5.900%, repurchased at $254,167
         (Collateralized   by  US   Treasury Inflationary Index
         Bonds, due 4/15/2028 at 3.625%, value $260,554) (Cost
         $254,000)                                                    $  254,000          254,000
=================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $877,921)                             879,521
=================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $18,079,268)
       (Cost for Income Tax Purposes $18,180,381)                                    $ 19,653,124
=================================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                          TOTAL
                                                                         RETURN
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $    18,079,268
================================================================================
  At Value(a)                                                   $    19,653,124
Cash                                                                      2,338
Receivables:
  Investment Securities Sold                                            190,959
  Fund Shares Sold                                                       12,676
  Dividends and Interest                                                111,536
Prepaid Expenses and Other Assets                                         1,078
================================================================================
TOTAL ASSETS                                                         19,971,711
================================================================================
LIABILITIES
Payable for Fund Shares Repurchased                                     112,698
Accrued Expenses and Other Payables                                       7,997
================================================================================
TOTAL LIABILITIES                                                       120,695
================================================================================
NET ASSETS AT VALUE                                             $    19,851,016
================================================================================
NET ASSETS
Paid-in Capital(b)                                              $    19,498,790
Accumulated Undistributed Net Investment Income                         487,172
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                       (1,709,584)
Net Appreciation of Investment Securities                             1,574,638
================================================================================
NET ASSETS AT VALUE                                             $    19,851,016
================================================================================
Shares Outstanding                                                    1,503,184
NET ASSET VALUE, Offering and Redemption Price per Share        $         13.21
================================================================================

(a) Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $254,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Total
    Return Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                          TOTAL
                                                                         RETURN
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME

Dividends                                                       $       283,635
Interest                                                                442,509
  Foreign Taxes Withheld                                                 (1,850)
================================================================================
  TOTAL INCOME                                                          724,294
================================================================================
EXPENSES
Investment Advisory Fees                                                154,217
Administrative Services Fees                                             63,147
Custodian Fees and Expenses                                              12,979
Directors' Fees and Expenses                                              9,899
Interest Expenses                                                         1,242
Professional Fees and Expenses                                           16,522
Registration Fees and Expenses                                               70
Reports to Shareholders                                                  25,495
Transfer Agent Fees                                                       5,000
Other Expenses                                                            6,729
================================================================================
  TOTAL EXPENSES                                                        295,300
  Fees and Expenses Absorbed by Investment Adviser                      (46,708)
  Fees and Expenses Paid Indirectly                                     (12,620)
================================================================================
     NET EXPENSES                                                       235,972
================================================================================
NET INVESTMENT INCOME                                                   488,322
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                              (1,709,139)
  Foreign Currency Transactions                                             (64)
================================================================================
     Total Net Realized Loss                                         (1,709,203)
================================================================================
Change in Net Appreciation of Investment Securities                     266,751
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                      (1,442,452)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $      (954,130)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TOTAL RETURN FUND

                                                                    YEAR ENDED DECEMBER 31
                                                                   2000                   1999
----------------------------------------------------------------------------------------------
OPERATIONS
Net Investment Income                                      $    488,322          $    697,488
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                          (1,709,203)            2,529,339
Change in Net Appreciation (Depreciation) of Investment
  Securities                                                    266,751            (3,779,125)
==============================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     (954,130)             (552,298)
==============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                           (86,085)             (637,406)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                            (815,306)             (106,292)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                          (1,709,313)                    0
==============================================================================================
TOTAL DISTRIBUTIONS                                          (2,610,704)             (743,698)
==============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                 6,107,453            10,278,231
Reinvestment of Distributions                                 2,610,704               743,698
==============================================================================================
                                                              8,718,157            11,021,929
Amounts Paid for Repurchases of Shares                      (13,041,154)          (17,617,152)
==============================================================================================
NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                    (4,322,997)           (6,595,223)
==============================================================================================
TOTAL DECREASE IN NET ASSETS                                 (7,887,831)           (7,891,219)
NET ASSETS
Beginning of Period                                          27,738,847            35,630,066
==============================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $487,172 and $84,705,
  respectively)                                            $ 19,851,016          $ 27,738,847
==============================================================================================

                       ----------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                     408,387               616,233
Shares Issued from Reinvestment of Distributions                202,985                48,292
==============================================================================================
                                                                611,372               664,525
Shares Repurchased                                             (888,271)           (1,033,568)
==============================================================================================
NET DECREASE IN FUND SHARES                                    (276,899)             (369,043)
==============================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund (the "Fund", presented herein) and Utilities Fund. The investment objective of the Fund is to seek a high total return on investment through capital appreciation and current income. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $1,613,052 in net capital loss carryovers which expire in the year 2008.

To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 9.41% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, mortgage-backed securities, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $260 from accumulated undistributed net realized loss on investment securities to accumulated undistributed net investment income, and reclassified $12 from accumulated undistributed net realized loss on investment securities to paid-in capital and reclassified $30 from accumulated undistributed net investment income to paid-in capital. Net investment income, net realized losses and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

A Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provided that investment decisions of the Fund were made by ICM. Fees for such sub-advisory services were paid by IFG. Effective December 15, 2000, the Sub-Advisory agreement with ICM was terminated and such responsibilities were transferred to IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $14,724,258 and $20,988,937 respectively. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $5,985,950 and $5,205,993, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $2,779,065 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $1,306,322, resulting in net appreciation of $1,472,743.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ICM.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $524. Unfunded accrued pension costs of $122 and pension liability of $1,958 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended December 31, 2000, the Fund borrowed cash at a weighted average rate of 5.89%. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

                 ----------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Total Return Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------
                                                    2000        1999        1998        1997        1996
PER SHARE DATA
Net Asset Value -- Beginning of Period        $    15.58  $    16.58  $    15.81  $    13.21  $    12.14
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.33        0.41        0.37        0.36        0.36
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (0.73)      (0.98)       1.13        2.66        1.12
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (0.40)      (0.57)       1.50        3.02        1.48
========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                0.06        0.37        0.36        0.34        0.36
In Excess of Net Investment Income                  0.00        0.00        0.00        0.00        0.05
Distributions from Capital Gains                    0.62        0.06        0.37        0.08        0.00
In Excess of Capital Gains                          1.29        0.00        0.00        0.00        0.00
========================================================================================================
TOTAL DISTRIBUTIONS                                 1.97        0.43        0.73        0.42        0.41
========================================================================================================
Net Asset Value -- End of Period              $    13.21  $    15.58  $    16.58  $    15.81  $    13.21
========================================================================================================

TOTAL RETURN(a)                                   (2.17%)     (3.40%)      9.56%      22.91%      12.18%

RATIOS
Net Assets  -- End of Period ($000 Omitted)   $   19,851  $   27,739  $   35,630  $   23,268  $   13,513
Ratio of Expenses to Average Net Assets(b)(c)      1.21%       1.17%       1.01%       0.92%       0.94%
Ratio of Net Investment Income
  to Average Net Assets(b)                         2.38%       2.14%       2.50%       3.07%       3.44%
Portfolio Turnover Rate                             103%         36%         17%         27%         12%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(b) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.44%, 1.01%, 1.10% and 1.30%, respectively, and ratio of net investment income to average net assets would have been 2.15%, 2.50%, 2.89% and 3.08%, respectively.
(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-UTILITIES FUND







                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

     Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

VIF-UTILITIES FUND
      The line graph below illustrates, for the period from inception through 12/31/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - UTILITIES FUND

This line graph compares the value of a $10,000 investment in VIF - Utilities Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the S&P Utilities Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

          VIF - Utilities Fund          S&P 500 Index(2)  S&P Utilities Index(2)

1/95      $10,000                       $10,000           $10,000
12/95     $10,908                       $13,753           $14,113
12/96     $12,300                       $16,909           $14,553
12/97     $15,179                       $22,549           $18,141
12/98     $19,047                       $28,997           $20,820
12/99     $22,692                       $35,096           $18,971
12/00     $23,889                       $31,902           $30,291

      For the one-year period ended December 31, 2000, the value of your shares gained 5.28%, outperforming the 9.10% decline in the S&P 500 Index. But the fund's performance fell well short of the 59.67% surge in the S&P Utilities Index, which reflected a recent jump in electric and natural gas utility stocks fueled by soaring prices. (Of course, past performance is no guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                               VIF-UTILITIES FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    5.28%
--------------------------------------------------------------------------------
5 years                                   16.97%
--------------------------------------------------------------------------------
Since inception (1/95)                    15.64%
--------------------------------------------------------------------------------

      The fund's performance relative to the utilities index reflects our overweighting in beleaguered telecommunications utilities. Among the hardest hit were competitive local exchange carriers (CLECs)-- telephone providers that compete with the regional Bell companies. The CLEC group has been plagued by the drought in high yield financing and credit problems facing a few carriers. These pressures also extended to utility companies with embedded telecommunications assets. While we have been disappointed with the performance of our telecommunications shares, we feel the recent contraction in valuations has been overstated. For this reason, we maintained positions in our favorite CLEC holdings -- solidly financed companies with strong business fundamentals.

      Bolstering our performance was the decision we made earlier this year to raise our weighting in electric utility stocks benefiting from higher usage rates. Recently our focus has been on the electricity generation market, where national players such as Duke Energy are taking advantage of deregulation and tight capacity to aggressively pursue market share. And Calpine Corp, the nation's largest producer of renewable geothermal energy, saw its earnings jump on increased demand and higher prices in some of its U.S. markets, as well as its recent acquisitions of geothermal steam fields and energy facilities.

      As some regions of the country suffer energy shortages while others are saddled with excess supply, the trading of energy has become big business. To take advantage of the opportunities in energy trading, we added to our position in Enron Corp, a leading arbitrageur in energy markets.

      Looking ahead, we are positive on the outlook for utilities stocks, particularly in the electricity generation area. Even if the economy slows, we believe energy demand will remain high as Internet use continues to grow. At the same time, supply constraints in the natural gas and electric generation markets have supported higher rates. Given that it takes at least 18 months to build new power plants, we believe that supply and demand dynamics will remain favorable for some time. In this market, we will continue to focus on leading and solidly financed natural gas and independent power producers, as well as select telecommunications stocks.

FUND MANAGEMENT

BRIAN HAYWARD, CFA
     Senior Vice President, INVESCO Funds Group. BA, MA, University of Missouri. Joined INVESCO in 1997. Began investment career in 1985.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P UTILITIES INDEX IS AN UNMANAGED INDEX OF UTILITIES STOCKS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
UTILITIES FUND
95.53 COMMON STOCKS
1.45  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Alcatel SA                                         1,900     $  107,927
      Tellabs Inc(a)                                     1,100         62,150
================================================================================
                                                                      170,077
38.43 ELECTRIC UTILITIES
      AES Corp                                           6,300        348,862
      Alliant Energy                                     9,970        317,794
      Calpine Corp(a)                                   13,600        612,850
      Constellation Energy Group                         6,200        279,387
      Dominion Resources                                 5,300        355,100
      Duke Energy                                        5,526        471,091
      Exelon Corp                                        6,112        429,124
      FPL Group                                          2,400        172,200
      GPU Inc                                            1,600         58,900
      NiSource Inc                                       2,234         68,695
      Pinnacle West Capital                              5,100        242,888
      Reliant Energy                                     6,900        298,856
      SCANA Corp                                         8,600        254,238
      Southern Energy(a)                                10,700        302,944
      TXU Corp                                           6,600        292,463
================================================================================
                                                                    4,505,392
19.05 NATURAL GAS
      Coastal Corp                                       6,100        538,706
      Dynegy Inc Class A Shrs                            7,700        431,681
      El Paso Energy                                     3,400        243,525
      Enron Corp                                         5,400        448,875
      ONEOK Inc                                          8,050        387,406
      Williams Cos                                       4,600        183,713
================================================================================
                                                                    2,233,906
2.35  OIL & GAS--EXPLORATION & PRODUCTION
      NRG Energy(a)                                      9,900        275,344
================================================================================
5.34  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Crown Castle International(a)                      8,300        224,619
      Nextel Partners Class A Shrs(a)                    4,200         70,612
      Spectrasite Holdings(a)                            4,700         62,275
      Vodafone Group PLC                                37,584        137,831
      VoiceStream Wireless(a)                            1,300        130,813
================================================================================
                                                                      626,150
3.22  TELECOMMUNICATIONS--LONG DISTANCE
      Qwest Communications International(a)              9,201        377,241
================================================================================
25.69 TELEPHONE
      ALLTEL Corp                                        4,800        299,700
      Amdocs Ltd(a)                                      5,900        390,875
      AT&T Canada Class B Depository Receipts(a)         6,000        175,125
      BellSouth Corp                                     7,640        312,762
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       2,000        175,500
      McLeodUSA Inc Class A Shrs(a)                     20,400        288,150

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      SBC Communications                                10,906  $     520,761
      Telefonica SA Sponsored ADR
        Representing 3 Ord Shrs(a)                       5,736        286,800
      Time Warner Telecom Class A Shrs(a)                5,700        361,594
      Verizon Communications                             2,733        136,992
      WorldCom Inc(a)                                    4,495         63,211
================================================================================
                                                                    3,011,470
      TOTAL COMMON STOCKS (Cost $8,114,079)                        11,199,580
================================================================================
0.03  OTHER SECURITIES
0.03  ELECTRIC UTILITIES
      NiSource Inc SAILS(b) (Each SAILS Unit Represents
        0.1156 To 0.1576 Shrs of New NiSource Inc and
        1 Deb)(a) (Cost $2,198)                          1,099          3,022
================================================================================
4.44  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street dated
        12/29/2000 due 1/2/2001 at 5.900%, repurchased
        at  $521,342 (Collateralized   by  US  Treasury
        Inflationary Index Bonds, due 4/15/2028 at
        3.625%, value $531,744) (Cost $521,000)       $521,000        521,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $8,637,277)
       (Cost for Income Tax Purposes $8,679,262)                $  11,723,602
================================================================================
(a)   Security is non-income producing.
(b)   SAILS-- Stock Appreciation Income Linked Securities

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                    UTILITIES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $  8,637,277
================================================================================
  At Value(a)                                                    $ 11,723,602
Foreign Currency (Cost $1,007)                                          1,026
Receivables:
  Fund Shares Sold                                                    687,979
  Dividends and Interest                                               11,894
Prepaid Expenses and Other Assets                                         671
================================================================================
TOTAL ASSETS                                                       12,425,172
================================================================================
LIABILITIES
Payables:
  Custodian                                                            20,204
  Fund Shares Repurchased                                              98,920
Accrued Expenses and Other Payables                                     6,436
================================================================================
TOTAL LIABILITIES                                                     125,560
================================================================================
NET ASSETS AT VALUE                                              $ 12,299,612
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $  9,073,026
Accumulated Undistributed Net Investment Income                       102,003
Accumulated Undistributed Net Realized Gain on Investment
  Securities and Foreign Currency Transactions                         38,223
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                             3,086,360
================================================================================
NET ASSETS AT VALUE                                              $ 12,299,612
================================================================================
Shares Outstanding                                                    584,141
NET ASSET VALUE, Offering and Redemption Price per Share         $      21.06
================================================================================


(a)Investment securities at cost and value at December 31, 2000 includes a repurchase agreement of $521,000.
(b)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Utilities Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                     UTILITIES
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    156,023
Interest                                                               72,830
  Foreign Taxes Withheld                                                 (753)
================================================================================
  TOTAL INCOME                                                        228,100
================================================================================
EXPENSES
Investment Advisory Fees                                               65,564
Administrative Services Fees                                           30,817
Custodian Fees and Expenses                                             7,826
Directors' Fees and Expenses                                            9,365
Professional Fees and Expenses                                         16,283
Registration Fees and Expenses                                             54
Reports to Shareholders                                                18,123
Transfer Agent Fees                                                     5,000
Other Expenses                                                            867
================================================================================
  TOTAL EXPENSES                                                      153,899
  Fees and Expenses Absorbed by Investment Adviser                    (20,652)
  Fees and Expenses Paid Indirectly                                    (7,474)
================================================================================
     NET EXPENSES                                                     125,773
================================================================================
NET INVESTMENT INCOME                                                 102,327
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                65,973
  Foreign Currency Transactions                                       (22,225)
================================================================================
     Total Net Realized Gain                                           43,748
================================================================================
Change in Net Appreciation of:
  Investment Securities                                               331,272
  Foreign Currency Transactions                                        27,318
================================================================================
     Total Net Appreciation                                           358,590
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                       402,338
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    504,665
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
UTILITIES FUND

                                                        YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000          1999
OPERATIONS
Net Investment Income                               $   102,327  $     94,983
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                      43,748       497,581
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                     358,590       789,412
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              504,665     1,381,976
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (14,611)      (85,148)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                    (499,901)            0
================================================================================
TOTAL DISTRIBUTIONS                                    (514,512)       (85148)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         7,965,982     3,712,650
Reinvestment of Distributions                           514,512        85,148
================================================================================
                                                      8,480,494     3,797,798
Amounts Paid for Repurchases of Shares               (5,308,217)   (2,950,097)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                             3,172,277       847,701
================================================================================
TOTAL INCREASE IN NET ASSETS                          3,162,430     2,144,529
NET ASSETS
Beginning of Period                                   9,137,182     6,992,653
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $102,003 and $14,361,
  respectively)                                     $12,299,612  $  9,137,182
================================================================================

        -----------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             362,828       192,791
Shares Issued from Reinvestment of Distributions         26,251         4,301
================================================================================
                                                        389,079       197,092
Shares Repurchased                                     (240,655)     (154,740)
================================================================================
NET INCREASE IN FUND SHARES                             148,424        42,352
================================================================================
See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund (the "Fund", presented herein). The investment objective of the Fund is to seek capital appreciation and income through investments in a specific business sector. The INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $26,086 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 100.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. For the year ended December 31, 2000, the Fund reclassified $74 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $7,204,343 and $4,898,269, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $3,240,245 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $195,905, resulting in net appreciation of $3,044,340.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $167. Unfunded accrued pension costs of $0 and pension liability of $398 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At December 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings.

                 ----------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Utilities Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

UTILITIES FUND
-----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                           YEAR ENDED DECEMBER 31
------------------------------------------------------------------------------------------------
                                              2000       1999        1998       1997      1996
PER SHARE DATA
Net Asset Value--Beginning of Period    $    20.97  $   17.78  $    14.40  $   11.95  $  10.84
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.17       0.22        0.25       0.31      0.13
Net Gains on Securities
  (Both Realized and Unrealized)              0.87       3.17        3.41       2.48      1.26
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              1.04       3.39        3.66       2.79      1.39
================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.03       0.20        0.24       0.29      0.13
In Excess of Net Investment Income            0.00       0.00        0.00       0.00      0.01
Distributions from Capital Gains              0.92       0.00        0.03       0.05      0.14
In Excess of Net Realized Gains               0.00       0.00        0.01       0.00      0.00
================================================================================================
TOTAL DISTRIBUTIONS                           0.95       0.20        0.28       0.34      0.28
================================================================================================
Net Asset Value--End of Period          $    21.06  $   20.97  $    17.78  $   14.40  $  11.95
================================================================================================

TOTAL RETURN(a)                               5.28%     19.13%      25.48%     23.41%    12.76%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $   12,300  $   9,137  $    6,993  $   4,588  $  2,660
Ratio of Expenses to Average
  Net Assets(b)(c)                            1.22%      1.20%       1.08%      0.99%     1.16%
Ratio of Net Investment Income
  to Average Net Assets(b)                    0.94%      1.15%       1.73%      2.92%     2.92%
Portfolio Turnover Rate                         50%        40%         35%        33%       48%

(a)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(b)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.41%, 1.53%, 1.60%, 2.07% and 5.36%, respectively, and ratio of net investment income (loss) to average net assets would have been 0.75%, 0.82%, 1.21%, 1.84% and (1.28%), respectively.
(c)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC. ANNUAL REPORT

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND
VIF-FINANCIAL SERVICES FUND
VIF-HEALTH SCIENCES FUND
VIF-TECHNOLOGY FUND
VIF-TELECOMMUNICATIONS FUND








                                     ANNUAL

ANNUAL REPORT | December 31, 2000   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                     January 2001

      Uncertainty over interest rates and earnings kept equity markets volatile as investors weighed lingering interest rate risks against the threat of a slowing economy and corresponding pressure on corporate profits. Early in the period, inflation became the dominant concern, and the Federal Reserve responded to these pressures by tightening credit conditions. During the summer, investors initially welcomed signs that the economy was starting to cool. The rally proved short-lived, however, as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season.

      Against this backdrop, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused instead on the negative surprises, particularly those reported by high profile technology companies. It became clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward. Meanwhile, higher fuel prices, the rancorous presidential election and disappointing news on holiday retail sales thickened the cloud over equity markets. By December, the threat of an economic slowdown had become so pronounced that the Fed abandoned its inflation fighting focus, paving the way for interest rate cuts early in 2001.

      The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were pharmaceuticals, energy, utilities, and financial services. Equity market turbulence also worked in favor of fixed-income securities, particularly Treasuries and high quality corporate issues poised to benefit from lower interest rates. Nonetheless, liquidity constraints and heightened credit concerns made for a difficult high yield market, and contributed to a dramatic widening of credit spreads between high yield corporate bonds and Treasury securities.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
      The line graphs on the following pages illustrate, for the period from inception through 12/31/00, the value of a $10,000 investment in each fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-DYNAMICS FUND

--------------------------------------------------------------------------------
                                VIF-DYNAMICS FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                     (3.55%)
--------------------------------------------------------------------------------
3 years                                    21.44%
--------------------------------------------------------------------------------
Since inception (8/97)                     20.18%
--------------------------------------------------------------------------------

      For the one-year period ended December 31, 2000, the value of VIF-Dynamics Fund shares declined by 3.55%, underperforming the S&P MidCap 400 Index, which rose 17.50% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Throughout this period, we adhered to our long-term strategy of investing in leading growth companies with solid earnings potential. At the same time, we maintained our diversification, seeking out growth trends across the economy -- not simply in the technology and communications sectors.

      Our energy holdings gained support from growing recognition that dwindling oil and gas inventories foretell a new age of exploration and increased production. Our focus on oil services led us to companies such as Nabors Industries, an oil and natural gas drilling contractor, and Cooper Cameron, a manufacturer of oil and gas pressure equipment. Both were strong performers over the period.

      We also found opportunities with leading pharmaceutical manufacturers, as well as generic drug manufacturers poised to benefit from expiring patents on a number of high profile compounds. One contributor was Forest Laboratories, which continues to report robust earnings supported by its blockbuster antidepressant drug, Celexa.

LINE GRAPH: VIF - DYNAMICS FUND

This line graph compares the value of a $10,000 investment in VIF - Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Dynamics Fund                 S&P MidCap 400 Index(2)

8/97        $10,000                             $10,000
12/97       $10,340                             $10,663
12/98       $12,341                             $12,701
12/99       $19,202                             $14,570
12/00       $18,521                             $17,120

      Disappointments in the portfolio landed squarely in the technology sector. The fund's large exposure to communications equipment makers proved especially troublesome, as concerns over a slowdown in spending by carriers and financing problems for start-ups decimated valuations across the sector. But not all of the fund's technology holdings hindered performance. In particular, one of our top-performing holdings of the year was CIENA Corp, which makes both hardware and software for optical networks. CIENA is capitalizing on the tremendous demand for high-speed data communications.

      Going forward, we will continue to focus on companies we believe can meet expectations and provide favorable guidance for the first half of 2001. Given uncertainty over the timing of a market recovery, we will retain a balanced sector weighting and limit large positions in individual companies. Nevertheless, we see tremendous long-term prospects for companies supplying
Internet and data network infrastructure and will continue to look for opportunities in this area.

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]
TIMOTHY J. MILLER, CFA
     Chief Investment Officer, INVESCO Funds Group. BSBA, St. Louis University; MBA, University of Missouri. Joined INVESCO in 1992. Began investment career in 1979.

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]
THOMAS R. WALD, CFA
     Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

VIF-FINANCIAL SERVICES FUND(3)

      For the one-year period ended December 31, 2000, the value of your shares increased 24.80%. This greatly exceeded the return of the S&P 500 Index, which lost 9.10% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The fund's results over the past year reflect a number of different developments. Early in the year, as the threat of higher interest rates weighed on more traditional financial services firms, we capitalized on strong performance by brokerage shares benefiting from the strong equity market. Consolidation was another positive for financial services stocks, particularly in the brokerage industry.

--------------------------------------------------------------------------------
                           VIF-FINANCIAL SERVICES FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    24.80%
--------------------------------------------------------------------------------
Since inception (9/99)                    29.01%
--------------------------------------------------------------------------------

      By the second half of the year, evidence of a slowing economy alleviated interest rate fears but sparked concerns over commercial credit quality and equity market volatility. Against this backdrop, investors favored stocks with more defensive characteristics. Insurance providers, such as John Hancock Financial Services, one of our largest holdings, were also favored for their perceived earnings stability and lack of credit exposure.

      Additionally, as investors began to anticipate Fed rate cuts in 2001, they started to revisit thrifts, savings and loans, and regional consumer banks with mortgage-lending exposure. Lower rates would not only improve the profit margins on consumer loans, they could also spark increased home-buying activity. Additionally, mortgage lenders are seen to have relatively low credit risk, since home loans are typically the last obligation on which consumers default. One of our top-performers in this area was Wells Fargo & Co, a dominant super-regional bank with a solid mortgage business.

LINE GRAPH: VIF - FINANCIAL SERVICES FUND

This line graph compares the value of a $10,000 investment in VIF - Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the S&P Financials Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

        VIF - Financial Services Fund    S&P 500 Index(2)   S&P Financials Index

9/99    $10,000                          $10,000            $10,000
12/99   $11,100                          $11,487            $10,871
12/00   $13,853                          $10,442            $13,706


      We expect falling interest rates to be the primary driver of financial service stock performance in 2001. To position ourselves to benefit from potential Fed rate cuts, we continue to focus on thrifts and savings and loans, which would benefit from both lower borrowing costs and a rebound in home-buying activity. At the same time, we will emphasize multi-line and property and casualty life insurers which offer predictable earnings and limited credit exposure. And we have maintained our exposure to select higher-quality stocks that we expect to grow their earnings in any kind of environment.

FUND MANAGEMENT

[PHOTOGRAPH OF JEFFREY G. MORRIS OMITTED]
JEFFREY G. MORRIS, CFA
     Vice President, INVESCO Funds Group. BS, Colorado State University; MS, University of Colorado-Denver. Joined INVESCO in 1991. Began investment career in 1991.

VIF-HEALTH SCIENCES FUND(3)

--------------------------------------------------------------------------------
                            VIF-HEALTH SCIENCES FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    30.54%
--------------------------------------------------------------------------------
3 years                                   25.05%
--------------------------------------------------------------------------------
Since inception (5/97)                    23.73%
--------------------------------------------------------------------------------

      For the one-year period ended December 31, 2000, the value of your shares increased 30.54%. This return greatly exceeded that of the S&P 500 Index, which suffered a decline of 9.10% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The fund's success over the period was supported by our positioning within the health sciences sector. During the first half of the year, we focused more on growth-oriented health sciences stocks -- particularly biotechnology stocks led higher by encouraging testing results and successful product introductions. By the fourth quarter, however, evidence of slowing economic growth started to focus investor attention on the earnings stability offered by traditional drug companies, and top pharmaceutical shares again took the lead. Our performance benefited as we increased our drug stock weighting ahead of this rotation, while at the same time trimming our exposure to biotechnology stocks pressured by the broad sell-off in the Nasdaq Composite Index.(2)

LINE GRAPH: VIF - HEALTH SCIENCES FUND

This line graph compares the value of a $10,000 investment in VIF - Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Health Sciences Fund          S&P 500 Index(2)

5/97        $10,000                             $10,000
12/97       $11,040                             $11,549
12/98       $15,771                             $14,852
12/99       $16,538                             $17,975
12/00       $21,589                             $16,340

      In the biotech area, we continued to focus on companies with compounds either on the market or in late-stage trials, supporting near-term earnings potential. In particular, several of our leading holdings were rewarded for promising product introductions. Standouts in the biotech area included Abgenix Inc, IDEC Pharmaceuticals, and Protein Design Labs. While all made solid gains for the year, they lost some ground late in the period as the Nasdaq sell-off pressured even high-quality biotech companies with solid earnings potential.

      We responded to heightened market volatility by increasing the portfolio's pharmaceutical exposure. Historically, drug shares have benefited from periods of economic uncertainty. Additionally, investors viewed the outcome of the presidential election to be favorable to drug stocks, since a Republican White House and a divided Congress reduce the likelihood of a legislated Medicare drug benefit. Among our top-performing holdings were major drug stocks, including Merck & Co and Pfizer Inc.

      As we saw in 1998, fears about an economic slowdown generally lead investors to the health care sector, which tends to see strong demand for its products no matter where the economy is headed. Given the risk of near-term market volatility, we will focus on leading pharmaceutical names, while minimizing exposure to market segments, such as biotechnology, that may be more sensitive to short-term volatility. Nonetheless, we remain very upbeat on the dynamic trends driving long-term investment opportunities across the health sciences area.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]
THOMAS R. WALD, CFA
     Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

VIF-TECHNOLOGY FUND(3)

      For the one-year period ended December 31, 2000, the value of your shares declined 23.42%, sharply underperforming the 9.10% drop in the S&P 500 Index. Nonetheless, this return was well ahead of the 39.29% fall in the Nasdaq Composite Index, an index that is perhaps a more appropriate benchmark as it is heavily weighted in technology. (Of course, past performance is no guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                               VIF-TECHNOLOGY FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    (23.42%)
--------------------------------------------------------------------------------
3 years                                   35.58%
--------------------------------------------------------------------------------
Since inception (5/97)                    33.73%
--------------------------------------------------------------------------------

      Even though the fund lost ground in absolute terms, it nonetheless outperformed other technology funds. Once again, we attribute this relative performance to our dedication to high-quality companies, as well as to our thorough scrutiny of company business fundamentals. To our dismay, the downward volatility hurt all technology-related stocks, even those whose outlook remains strong. As a result, a number of our top holdings were felled by short-term price swings despite their solid long-term potential.

LINE GRAPH:   VIF-TECHNOLOGY FUND

This line graph compares the value of a $10,000 investment in VIF - Technology Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

            VIF - Technology Fund               S&P 500 Index(2)

5/97        $10,000                             $10,000
12/97       $11,480                             $11,549
12/98       $14,429                             $14,852
12/99       $37,361                             $17,975
12/00       $28,612                             $16,340

      While many of these recent concerns are legitimate, we believe that long-term demand for technology products remains very strong, if not as robust as it was in 1999. For one thing, existing voice networks do not have the scale or efficiency to accommodate the ongoing explosion in data traffic.
Consequently, carriers are spending billions of dollars to upgrade their networks. Standing to benefit from this investment are optical networking companies, such as CIENA Corp, which supply technology that breaks light into the full spectrum -- each color capable of transmitting a separate data stream. Another beneficiary is Applied Micro Circuits, which manufactures a variety of chips for optical networks. Both stocks were strong performers earlier in the year and held up relatively well through the recent volatility.

      Despite the concerns in the marketplace and the recent disappointing performance of tech stocks, we believe we are approaching a bottom. The market has been doing its job of sorting out the winners and losers. Losers have been discarded with considerable relish, and valuation excesses and speculation are being corrected with a vengeance. Once this process is further along, we expect that investors will come back to well-managed companies that address large and growing markets and that have a sizable, if not dominant, market share and strong earnings potential. We expect to have the fund well positioned for this turn in psychology, focusing on our favorite names.

FUND MANAGEMENT

[PHOTOGRAPH OF WILLIAM R. KEITHLER OMITTED]
WILLIAM R. KEITHLER, CFA
     Senior Vice President and Director of Sector Management, INVESCO Funds Group. BA, Webster College; MS, University of Wisconsin-Madison. Joined INVESCO in 1998. Began investment career in 1982.

VIF-TELECOMMUNICATIONS FUND(3)

--------------------------------------------------------------------------------
                           VIF-TELECOMMUNICATIONS FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/00(1)

1 year                                    (26.17%)
--------------------------------------------------------------------------------
Since inception (9/99)                     16.41%
--------------------------------------------------------------------------------

      For the one-year period ended December 31, 2000, the value of your shares declined 26.17%, compared to a 9.10% drop in the S&P 500 Index and a 39.29% plunge in the Nasdaq Composite Index. (Of course, past performance is no guarantee of future results).(1),(2)

      Our performance during the year was hurt by our relatively heavy weighting in optical networking stocks we carried into the fall, which left us vulnerable to the sell-off in this space. While the prospect of near-term volatility led us to trim back our exposure to optical networking, recent missteps by some of these firms have not changed our view on the opportunities in this area. Consequently, we maintained our positions in many of our favorite component stocks, including Juniper Networks.

      While we have recognized that the pace of telecommunications spending over the past few years was unsustainable, we believe that the sector continues to offer strong growth potential -- with expected telecommunications spending to grow at a double-digit rate, faster than overall economic growth. We used the sell-off in competitive local exchange carriers to add to our favorite positions -- solidly financed companies that continue to execute on their business plans. We were pleased to see our confidence start to pay off as these stocks began to rebound in December.

      Our results were cushioned by relatively stable performance by shares of regional Bell operating companies, or RBOCs. Investors are starting to recognize the strategic importance of the RBOCs' control of the crucial "last mile" linking the fiber optic superhighway with homes and businesses. In particular, we benefited from the consummation of the merger of US WEST and Qwest Communications International, and we are enthusiastic about the resulting synergies.

      While we believe the weakness in the telecom market has been overstated, we caution that telecommunications stocks could remain volatile over the near-term until investors become more discriminating and reward the kind of solid, well-managed, well-funded businesses we own. Our focus going forward will be on areas of the telecommunications market -- such as optical networking -- where we foresee accelerating growth in 2001.

LINE GRAPH: VIF - TELECOMMUNICATIONS FUND

This line graph compares the value of a $10,000 investment in VIF - Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the MSCI-EAFE Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 12/31/00.

        VIF - Telecommunications Fund   S&P 500 Index(2)      MSCI-EAFE Index(2)

9/99    $10,000                         $10,000               $10,000
12/99   $16,450                         $11,487               $11,705
12/00   $12,146                         $10,442               $10,071

FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD OMITTED]
BRIAN HAYWARD, CFA
     Senior Vice President, INVESCO Funds Group. BA, MA, University of Missouri. Joined INVESCO in 1997. Began investment career in 1985.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE STOCKS OF 400 MEDIUM-SIZED COMPANIES. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE S&P FINANCIALS INDEX IS AN UNMANAGED INDEX OF FINANCIAL SERVICES STOCKS. THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF THE EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

 (3)SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
96.81 COMMON STOCKS
1.66  BANKS--REGIONAL
      Banknorth Group                                   26,900  $     536,319
      National Commerce Bancorp                          9,400        232,650
      Northern Trust                                    17,480      1,425,713
      Synovus Financial                                 12,000        323,250
      TCF Financial                                      7,800        347,588
================================================================================
                                                                    2,865,520
7.64  BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                    13,800        815,062
      Affymetrix Inc(a)                                 18,600      1,384,537
      Applera Corp-Applied Biosystems Group             19,400      1,824,812
      COR Therapeutics(a)                                7,900        277,981
      Gilead Sciences(a)                                13,300      1,103,069
      Human Genome Sciences(a)                          14,200        984,237
      ImClone Systems(a)                                16,850        741,400
      Inhale Therapeutic Systems(a)                     25,800      1,302,900
      Medarex Inc(a)                                     9,400        383,050
      MedImmune Inc(a)                                  23,700      1,130,194
      Millennium Pharmaceuticals(a)                     25,580      1,582,763
      Protein Design Labs(a)                            18,800      1,633,250
================================================================================
                                                                   13,163,255
1.34  BROADCASTING
      EchoStar Communications Class A Shrs(a)           36,380        827,645
      Entercom Communications(a)                        28,300        974,581
      Hispanic Broadcasting(a)                          19,640        500,820
================================================================================
                                                                    2,303,046
1.40  CABLE
      Cablevision Systems Class A Shrs(a)               16,970      1,441,389
      USA Networks(a)                                   50,020        972,264
================================================================================
                                                                    2,413,653
4.25  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                     28,430      2,309,937
      Comverse Technology(a)                            18,900      2,053,012
      Corvis Corp(a)                                     9,000        214,312
      Finisar Corp(a)                                   16,000        464,000
      Metasolv Software(a)                               9,600         87,600
      Newport Corp                                       6,900        542,405
      Research in Motion Ltd(a)                         20,600      1,648,000
================================================================================
                                                                    7,319,266
11.82 COMPUTER SOFTWARE & SERVICES
      Adobe Systems                                     20,800      1,210,300
      Art Technology Group(a)                           30,000        916,875
      BEA Systems(a)                                    39,000      2,625,187
      InfoSpace Inc(a)                                  36,675        324,346
      Inktomi Corp(a)                                   18,350        328,006
      Internap Network Services(a)                      29,090        210,902
      Intuit Inc(a)                                     40,720      1,605,895
      i2 Technologies(a)                                32,890      1,788,394
      Liberate Technologies(a)                          26,800        365,150

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
      Macromedia Inc(a)                                 18,200  $   1,105,650
      Mercury Interactive(a)                            17,520      1,581,180
      Micromuse Inc(a)                                  12,200        736,384
      Openwave Systems(a)                               16,611        796,290
      Peregrine Systems(a)                              30,600        604,350
      Quest Software(a)                                 18,300        513,544
      Rational Software(a)                              40,500      1,576,969
      Siebel Systems(a)                                 21,540      1,456,643
      TIBCO Software(a)                                 25,800      1,236,788
      Vignette Corp(a)                                  37,900        682,200
      webMethods Inc(a)                                  8,000        711,500
================================================================================
                                                                   20,376,553
1.99  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                 24,560      2,254,915
      CacheFlow Inc(a)                                  14,600        249,112
      McDATA Corp(a)                                    17,000        930,750
================================================================================
                                                                    3,434,777
3.09  COMPUTERS--NETWORKING
      Emulex Corp(a)                                    21,000      1,678,687
      Extreme Networks(a)                               24,960        976,560
      Network Appliance(a)                               7,880        505,798
      ONI Systems(a)                                    21,200        838,725
      Redback Networks(a)                               16,560        678,960
      Sycamore Networks(a)                              17,500        651,875
================================================================================
                                                                    5,330,605
1.29  COMPUTERS--PERIPHERALS
      Handspring Inc(a)                                  8,900        346,544
      NVIDIA Corp(a)                                    12,700        416,123
      Palm Inc(a)                                       51,900      1,469,419
================================================================================
                                                                    2,232,086
1.56  CONSUMER FINANCE
      Countrywide Credit Industries                     21,700      1,090,425
      USA Education                                     23,500      1,598,000
================================================================================
                                                                    2,688,425
1.38  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                  19,180        546,630
      Molex Inc                                         27,137        963,364
      Sanmina Corp(a)                                   11,260        862,798
================================================================================
                                                                    2,372,792
8.41  ELECTRONICS--SEMICONDUCTORS
      Altera Corp(a)                                    29,380        773,061
      Analog Devices(a)                                 12,900        660,319
      Applied Micro Circuits(a)                         25,800      1,936,209
      GlobeSpan Inc(a)                                  30,450        837,375
      Integrated Device Technology(a)                   14,500        480,312
      Linear Technology                                 26,780      1,238,575
      Maxim Integrated Products(a)                      26,060      1,245,994
      Microchip Technology(a)                           12,455        273,232
      Micron Technology(a)                              13,600        482,800
      QLogic Corp(a)                                     4,600        354,200
      SDL Inc(a)                                        10,460      1,550,041
      TranSwitch Corp(a)                                54,800      2,144,050
      Vitesse Semiconductor(a)                          24,720      1,367,325
      Xilinx Inc(a)                                     24,890      1,148,051
================================================================================
                                                                   14,491,544
0.44  ENTERTAINMENT
      Gemstar-TV Guide International(a)                 16,340        753,683
================================================================================

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
3.37  FINANCIAL--DIVERSIFIED
      Ambac Financial Group                             34,500  $   2,011,781
      Capital One Financial                              9,500        625,219
      Edwards (A G) Inc                                 24,500      1,162,219
      Providian Financial                               13,800        793,500
      Sun Life Financial Services of Canada             45,500      1,211,569
================================================================================
                                                                    5,804,288
2.06  GAMING
      Harrah's Entertainment(a)                         81,940      2,161,167
      MGM Mirage                                        49,420      1,393,026
================================================================================
                                                                    3,554,193
1.62  HEALTH CARE--MEDICAL EQUIPMENT & DEVICES
      Genzyme Corp-General Division(a)                  20,900      1,879,694
      St Jude Medical(a)                                 8,500        522,219
      Varian Medical Systems(a)                          5,800        394,038
================================================================================
                                                                    2,795,951
1.25  HEALTH CARE--SERVICES
      Bergen Brunswig Class A Shrs                      50,200        794,666
      First Health Group(a)                              9,300        433,031
      UnitedHealth Group                                15,000        920,625
================================================================================
                                                                    2,148,322
8.23  HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                      26,100      2,526,806
      ALZA Corp(a)                                      53,700      2,282,250
      AmeriSource Health Class A Shrs(a)                 3,200        161,600
      Andrx Group(a)                                    23,500      1,360,062
      Forest Laboratories(a)                            29,350      3,899,881
      King Pharmaceuticals(a)                           44,350      2,292,341
      Teva Pharmaceutical Industries Ltd
        Sponsored ADR Representing Ord Shrs             22,700      1,662,775
================================================================================
                                                                   14,185,715
1.19  INSURANCE--LIFE & HEALTH
      John Hancock Financial Services                   54,300      2,043,037
================================================================================
0.87  INSURANCE--MULTI LINE
      Radian Group                                      19,900      1,493,744
================================================================================
1.61  INSURANCE--PROPERTY & CASUALTY
      MGIC Investment                                   24,800      1,672,450
      PMI Group                                         16,300      1,103,306
================================================================================
                                                                    2,775,756
4.25  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                      13,500        684,281
      Federated Investors Class B Shrs                  15,200        442,700
      Legg Mason                                        24,500      1,335,250
      Lehman Brothers Holdings                          16,240      1,098,230
      Price (T Rowe) Associates                         37,700      1,593,414
      Waddell & Reed Financial
        Class A Shrs                                    28,513      1,072,802
        Class B Shrs                                    29,429      1,103,588
================================================================================
                                                                    7,330,265

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
4.47  OIL & GAS--DRILLING & EQUIPMENT
      Cooper Cameron(a)                                 24,575  $   1,623,486
      Grant Prideco(a)                                  11,290        247,674
      Nabors Industries(a)                              30,025      1,775,979
      Noble Drilling(a)                                 34,490      1,498,159
      Santa Fe International                            25,780        826,571
      Smith International(a)                            23,150      1,726,122
================================================================================
                                                                    7,697,991
1.94  OIL & GAS--EXPLORATION & PRODUCTION
      Anadarko Petroleum                                18,820      1,337,726
      Apache Corp                                       28,565      2,001,335
================================================================================
                                                                    3,339,061
0.59  OIL WELL EQUIPMENT & SERVICES
      BJ Services(a)                                    14,750      1,015,906
================================================================================
0.18  PERSONAL CARE
      Estee Lauder Class A Shrs                          7,020        307,564
================================================================================
0.92  RETAIL--COMPUTERS & ELECTRONICS
      CDW Computer Centers(a)                           10,000        278,750
      RadioShack Corp                                   30,390      1,301,072
================================================================================
                                                                    1,579,822
0.99  RETAIL--DEPARTMENT STORES
      Kohl's Corp(a)                                    28,100      1,714,100
================================================================================
1.02  RETAIL--SPECIALTY
      Dollar Tree Stores(a)                             21,000        514,500
      eBay Inc(a)                                       37,600      1,240,800
================================================================================
                                                                    1,755,300
0.43  SAVINGS & LOAN COMPANIES
      Charter One Financial                              7,700        222,337
      Golden West Financial                              7,600        513,000
================================================================================
                                                                      735,337
3.14  SERVICES--ADVERTISING & MARKETING
      Interpublic Group                                 14,400        612,900
      Lamar Advertising Class A Shrs(a)                 15,400        594,344
      Omnicom Group                                     18,530      1,535,674
      TMP Worldwide(a)                                  25,800      1,419,000
      WPP Group PLC                                     95,860      1,248,666
================================================================================
                                                                    5,410,584
1.00  SERVICES--COMMERCIAL & CONSUMER
      Robert Half International(a)                      64,900      1,719,850
================================================================================
3.16  SERVICES--COMPUTER SYSTEMS
      Ariba Inc(a)                                      24,000      1,287,000
      BISYS Group(a)                                    25,700      1,339,613
      Commerce One(a)                                   28,500        721,406
      DiamondCluster International Class A Shrs(a)      12,700        387,350
      Proxicom Inc(a)                                   38,100        157,163
      Sapient Corp(a)                                   24,460        291,991
      VeriSign Inc(a)                                   16,960      1,258,220
================================================================================
                                                                    5,442,743
0.86  SERVICES--DATA PROCESSING
      CSG Systems International(a)                      10,800        506,925
      SEI Investments                                    8,760        981,120
================================================================================
                                                                    1,488,045

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
1.25  SERVICES--PAYROLL PROCESSING
      Paychex Inc                                       44,475  $   2,162,597
================================================================================
1.34  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Aether Systems(a)                                 11,300        442,112
      Crown Castle International(a)                     19,220        520,141
      Nextel Partners Class A Shrs(a)                   51,100        859,119
      Western Wireless Class A Shrs(a)                  12,380        485,141
================================================================================
                                                                    2,306,513
1.07  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                             14,150        315,059
      Exodus Communications(a)                          67,160      1,343,200
      Level 3 Communications(a)                          5,800        190,312
================================================================================
                                                                    1,848,571
3.73  TELEPHONE
      Amdocs Ltd(a)                                     23,250      1,540,313
      COLT Telecom Group PLC Sponsored
        ADR Representing 4 Ord Shrs(a)                   6,320        554,580
      McLeodUSA Inc Class A Shrs(a)                    106,180      1,499,793
      Time Warner Telecom Class A Shrs(a)               32,700      2,074,406
      XO Communications Class A Shrs(a)                 43,100        767,719
================================================================================
                                                                    6,436,811
      TOTAL COMMON STOCKS (Cost $181,097,218)                     166,837,271
================================================================================
3.19  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/29/2000 due 1/2/2001 at 5.900%,
        repurchased at $5,495,600 (Collateralized
        by  US  Treasury Inflationary Index
        Bonds, due 4/15/2028 at 3.625%, value
        $5,606,351) (Cost $5,492,000)              $ 5,492,000      5,492,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $186,589,218)
       (Cost for Income Tax Purposes $187,932,788)              $ 172,329,271
================================================================================
FINANCIAL SERVICES FUND
89.00 COMMON STOCKS
5.00  BANKS--MONEY CENTER
      Morgan (J P) & Co                                 24,800  $   4,104,400
      Wells Fargo & Co                                 124,550      6,935,878
================================================================================
                                                                   11,040,278
17.53 BANKS--REGIONAL
      Bank of New York                                 158,175      8,729,283
      Fifth Third Bancorp                               87,325      5,217,669
      Firstar Corp                                      61,100      1,420,575
      FleetBoston Financial                            177,600      6,671,100
      National Commerce Bancorp                         13,400        331,650
      Northern Trust                                    64,500      5,260,781
      Royal Bank of Canada                              59,500      2,015,563
      Summit Bancorp                                    21,100        805,756
      Synovus Financial                                 55,900      1,505,806
      TCF Financial                                     78,400      3,493,700
      Zions Bancorp                                     52,400      3,271,725
================================================================================
                                                                   38,723,608

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
3.80  CONSUMER FINANCE
      American Express                                  97,450  $   5,353,659
      Countrywide Credit Industries                     60,400      3,035,100
================================================================================
                                                                    8,388,759
15.40 FINANCIAL--DIVERSIFIED
      Ambac Financial Group                             60,950      3,554,147
      Capital One Financial                             34,700      2,283,694
      Citigroup Inc                                    191,640      9,785,617
      Edwards (A G) Inc                                 41,000      1,944,937
      Fannie Mae                                        24,200      2,099,350
      Freddie Mac                                       95,050      6,546,569
      Providian Financial                              135,580      7,795,850
================================================================================
                                                                   34,010,164
7.64  INSURANCE--LIFE & HEALTH
      AFLAC Inc                                         55,300      3,991,969
      John Hancock Financial Services                  200,500      7,543,812
      Manulife Financial                                88,000      2,761,000
      Nationwide Financial Services Class A Shrs        54,100      2,569,750
================================================================================
                                                                   16,866,531
8.69  INSURANCE--MULTI-LINE
      Allmerica Financial                               29,500      2,138,750
      American International Group                      59,650      5,879,253
      Hartford Financial Services Group                 84,700      5,981,938
      Radian Group                                      69,200      5,194,325
================================================================================
                                                                   19,194,266
8.74  INSURANCE--PROPERTY & CASUALTY
      ACE Ltd                                          105,600      4,481,400
      Allstate Corp                                     70,700      3,079,869
      PMI Group                                         45,900      3,106,856
      St Paul Cos                                      120,300      6,533,794
      XL Capital Ltd Class A Shrs                       24,200      2,114,475
================================================================================
                                                                   19,316,394
3.96  INSURANCE BROKERS
      Gallagher (Arthur J) & Co                         13,200        839,850
      Marsh & McLennan                                  67,560      7,904,520
================================================================================
                                                                    8,744,370
1.19  INVESTMENT COMPANIES
      Stilwell Financial                                66,600      2,626,537
================================================================================
14.47 INVESTMENT BANK/BROKER FIRM
      Eaton Vance                                       27,100        873,975
      E*TRADE Group(a)                                 216,600      1,597,425
      Federated Investors Class B Shrs                  70,200      2,044,575
      Goldman Sachs Group                               56,000      5,988,500
      Lehman Brothers Holdings                          78,000      5,274,750
      Merrill Lynch & Co                                46,000      3,136,625
      Morgan Stanley Dean Witter & Co                   42,800      3,391,900
      Price (T Rowe) Associates                         60,900      2,573,977
      Schwab (Charles) Corp                            170,850      4,847,869
      Waddell & Reed Financial
        Class A Shrs                                    15,000        564,375
        Class B Shrs                                    44,200      1,657,500
================================================================================
                                                                   31,951,471

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
1.90  SAVINGS & LOAN COMPANIES
      Charter One Financial                             14,210  $     410,314
      Golden West Financial                             56,200      3,793,500
================================================================================
                                                                    4,203,814
0.68  SERVICES--DATA PROCESSING
      SEI Investments                                   13,500      1,512,000
================================================================================
      TOTAL COMMON STOCKS (Cost $169,514,357)                       196,578,192
================================================================================
11.00 SHORT-TERM INVESTMENTS
4.53  COMMERCIAL PAPER
4.53  FINANCIAL--DIVERSIFIED
      American General Finance, 6.500%,
        1/2/2001 (Cost $10,000,000)                $10,000,000     10,000,000
================================================================================
3.66  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money
        Market Reserve Fund, 6.469%
        (Cost $8,086,938)                            8,086,938      8,086,938
================================================================================
2.81  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated  12/29/2000 due 1/2/2001 at
        5.900%, repurchased at $6,204,064
        (Collateralized by US Treasury Inflationary
        Index Bonds, due 4/15/2029 at 3.875%, value
        $6,331,117) (Cost $6,200,000)              $ 6,200,000      6,200,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $24,286,938)              24,286,938
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $193,801,295)
       (Cost for Income Tax Purposes $196,180,657)              $ 220,865,130
================================================================================
HEALTH SCIENCES FUND
85.79 COMMON STOCKS
17.72 BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                    72,740  $   4,296,206
      Amgen Inc(a)                                      49,400      3,158,512
      Amylin Pharmaceuticals(a)                          8,000         63,000
      Applera Corp-Applied Biosystems Group             40,820      3,839,631
      Cambridge Antibody Technology Group PLC(a)        38,200      2,168,400
      Cell Therapeutics(a)                              66,900      3,014,681
      Cephalon Inc(a)                                   20,800      1,316,900
      COR Therapeutics(a)                                3,420        120,341
      Genentech Inc(a)                                 101,920      8,306,480
      Gilead Sciences(a)                                14,200      1,177,712
      Human Genome Sciences(a)                          47,260      3,275,709
      IDEC Pharmaceuticals(a)                           21,310      4,039,577
      Immunex Corp(a)                                   89,000      3,615,625
      Inhale Therapeutic Systems(a)                     49,460      2,497,730
      Invitrogen Corp(a)                                84,700      7,315,963
      Medarex Inc(a)                                    78,220      3,187,465
      MedImmune Inc(a)                                  66,100      3,152,144
      Millennium Pharmaceuticals(a)                     52,830      3,268,856

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
      NPS Pharmaceuticals(a)                            13,300  $     638,400
      Protein Design Labs(a)                            36,040      3,130,975
      Transkaryotic Therapies(a)                         4,500        163,969
      Vertex Pharmaceuticals(a)                         55,100      3,939,650
================================================================================
                                                                   65,687,926
11.60 HEALTH CARE--MEDICAL EQUIPMENT & DEVICES
      Baxter International                              41,600      3,673,800
      Genzyme Corp-General Division(a)                  53,900      4,847,631
      Laboratory Corp of America Holdings(a)            15,600      2,745,600
      Medtronic Inc                                    141,834      8,563,228
      St Jude Medical(a)                               141,300      8,681,119
      Targeted Genetics(a)                              51,014        341,156
      Varian Medical Systems(a)                         58,100      3,947,169
      Waters Corp(a)                                   121,900     10,178,650
================================================================================
                                                                   42,978,353
4.90  HEALTH CARE--SERVICES
      Bergen Brunswig Class A Shrs                     278,000      4,400,740
      Cardinal Health                                   15,700      1,564,112
      First Health Group(a)                             20,100        935,906
      Health Management Associates Class A Shrs(a)      23,400        485,550
      IMS Health                                       114,000      3,078,000
      Tenet Healthcare(a)                               77,400      3,439,463
      UnitedHealth Group                                69,400      4,259,425
================================================================================
                                                                   18,163,196
50.68 HEALTH CARE DRUGS--PHARMACEUTICALS
      Abbott Laboratories                              145,900      7,067,031
      Allergan Inc                                      69,810      6,758,481
      ALZA Corp(a)                                     168,860      7,176,550
      American Home Products                           190,185     12,086,257
      AmeriSource Health Class A Shrs(a)                72,100      3,641,050
      Andrx Group(a)                                    15,500        897,062
      AstraZeneca Group PLC Sponsored ADR
        Representing Ord Shrs                          244,040     12,568,060
      Aventis SA Sponsored ADR
        Representing Ord Shrs                          157,900     13,303,075
      Bindley Western Industries                        24,500      1,018,281
      Bristol-Myers Squibb                             167,400     12,377,137
      DUSA Pharmaceuticals(a)                           22,000        369,875
      Forest Laboratories(a)                             7,530      1,000,549
      Fujisawa Pharmaceutical Ltd                      102,000      3,376,182
      GlaxoSmithKline PLC Sponsored ADR
        Representing 2 Ord Shrs(a)                         472         26,432
      ICN Pharmaceuticals                              103,800      3,185,362
      Johnson & Johnson                                 98,600     10,359,163
      King Pharmaceuticals(a)                          160,300      8,285,506
      Lilly (Eli) & Co                                  99,400      9,250,413
      Merck & Co                                       135,500     12,686,188
      Novartis AG Sponsored ADR
        Representing 1/40 Registered Shr               271,500     12,149,625

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
      OSI Pharmaceuticals(a)                            16,600  $   1,330,075
      Pfizer Inc                                       327,976     15,086,896
      Pharmacia Corp                                   239,870     14,632,070
      Sanofi-Synthelabo SA                              53,000      3,533,081
      Schering AG                                       55,300      3,141,231
      Takeda Chemical Industries Ltd(a)                 28,390      1,680,529
      Teva Pharmaceutical Industries Ltd
        Sponsored ADR Representing Ord Shrs            117,400      8,599,550
      Titan Pharmaceuticals(a)                          17,810        629,940
      Yamanouchi Pharmaceutical Ltd                     38,230      1,653,732
================================================================================
                                                                  187,869,383
0.89  INSURANCE--MULTI-LINE
      CIGNA Corp                                        25,000      3,307,500
================================================================================
      TOTAL COMMON STOCKS (Cost $277,687,382)                     318,006,358
================================================================================
14.21 SHORT-TERM INVESTMENTS
8.09  COMMERCIAL PAPER
4.05  FINANCIAL--DIVERSIFIED
      American General Finance, 6.500%, 1/2/2001   $15,000,000     15,000,000
================================================================================
4.04  INVESTMENT BANK/BROKER FIRM
      Bear Stearns, Discount Notes,
        6.500%, 1/2/2001                           $15,000,000     14,997,290
================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $29,997,290)        29,997,290
================================================================================
4.12  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund, 6.469% (Cost $15,260,178)     15,260,178     15,260,178
================================================================================
2.00  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/29/2000 due 1/2/2001 at 5.900%,
        repurchased at $7,415,858 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2029 at 3.875%, value $7,569,013)
        (Cost $7,411,000)                          $ 7,411,000      7,411,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $52,668,468)    52,668,468
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $330,355,850)
       (Cost for Income Tax Purposes $335,152,485)              $ 370,674,826
================================================================================
TECHNOLOGY FUND
89.44 COMMON STOCKS
0.56  AEROSPACE & DEFENSE
      United Technologies                               32,500  $  2,555,313
================================================================================
0.81  BIOTECHNOLOGY--HEALTH CARE
      Millennium Pharmaceuticals(a)                     29,200      1,806,750
      Protein Design Labs(a)                            21,500      1,867,813
================================================================================
                                                                    3,674,563
12.44 COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                        243,100      4,406,187
      Avanex Corp(a)                                    54,300      3,234,244
      CIENA Corp(a)                                    141,400     11,488,750
      Corvis Corp(a)                                    81,500      1,940,719

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
      JDS Uniphase(a)                                   63,420  $   2,643,821
      Nokia Corp Sponsored ADR Representing Ord Shrs   157,500      6,851,250
      Nortel Networks                                   44,100      1,413,956
      Polycom Inc(a)                                   134,800      4,338,875
      Powerwave Technologies(a)                        131,300      7,681,050
      QUALCOMM Inc(a)                                   51,000      4,191,562
      Research in Motion Ltd(a)                         60,900      4,872,000
      Scientific-Atlanta Inc                            42,300      1,377,394
      Tellabs Inc(a)                                    37,500      2,118,750
================================================================================
                                                                   56,558,558
21.15 COMPUTER SOFTWARE & SERVICES
      Art Technology Group(a)                           60,600      1,852,087
      BEA Systems(a)                                   153,000     10,298,812
      Check Point Software Technologies Ltd(a)          57,000      7,613,063
      Inktomi Corp(a)                                   55,000        983,125
      Intuit Inc(a)                                    118,900      4,689,119
      i2 Technologies(a)                               148,460      8,072,512
      Liberate Technologies(a)                         124,000      1,689,500
      Manugistics Group(a)                              44,600      2,542,200
      Mercury Interactive(a)                            76,300      6,886,075
      Micromuse Inc(a)                                  76,600      4,623,528
      Microsoft Corp(a)                                 33,900      1,470,412
      Openwave Systems(a)                              116,761      5,597,230
      Oracle Corp(a)                                   162,900      4,734,281
      Peregrine Systems(a)                             196,687      3,884,568
      Quest Software(a)                                 92,000      2,581,750
      Siebel Systems(a)                                 94,800      6,410,850
      SmartForce PLC Sponsored ADR
        Representing Ord Shrs(a)                       176,000      6,611,000
      Synopsys Inc(a)                                   27,000      1,280,813
      TIBCO Software(a)                                 96,100      4,606,794
      VERITAS Software(a)                               75,650      6,619,375
      Vignette Corp(a)                                 170,450      3,068,100
================================================================================
                                                                   96,115,194
2.73  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                111,800     10,264,637
      CacheFlow Inc(a)                                  36,100        615,956
      McDATA Corp(a)                                    28,200      1,543,950
================================================================================
                                                                   12,424,543
0.40  COMPUTERS--HARDWARE
      Sun Microsystems(a)                               65,300      1,820,238
================================================================================
6.49  COMPUTERS--NETWORKING
      Cisco Systems(a)                                 183,800      7,030,350
      Emulex Corp(a)                                    65,200      5,211,925
      Extreme Networks(a)                               75,800      2,965,675
      Juniper Networks(a)                               51,700      6,517,431
      Network Appliance(a)                             103,800      6,662,662
      Sycamore Networks(a)                              30,300      1,128,675
================================================================================
                                                                   29,516,718
3.47  COMPUTERS--PERIPHERALS
      EMC Corp(a)                                      144,900      9,635,850
      Palm Inc(a)                                      190,200      5,385,037
      SanDisk Corp(a)                                   26,300        729,825
================================================================================
                                                                   15,750,712

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
0.45  DISTRIBUTION--DURABLES
      Tech Data(a)                                      76,200  $   2,060,972
================================================================================
9.89  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                                 147,800      8,018,150
      Flextronics International Ltd(a)                 331,400      9,444,900
      Furukawa Electric Ltd                            142,000      2,480,648
      Jabil Circuit(a)                                 171,000      4,339,125
      Sanmina Corp(a)                                  108,500      8,313,813
      SCI Systems(a)                                   182,657      4,817,578
      Solectron Corp(a)                                222,700      7,549,530
================================================================================
                                                                   44,963,744
15.24 ELECTRONICS--SEMICONDUCTORS
      Altera Corp(a)                                    20,500        539,406
      Analog Devices(a)                                 90,500      4,632,469
      Applied Micro Circuits(a)                        129,000      9,681,047
      Chartered Semiconductor Manufacturing Ltd
        ADR Representing 10 Ord Shrs(a)                 35,500        936,313
      Conexant Systems(a)                               87,800      1,349,925
      Infineon Technologies AG ADR
        Representing Ord Shrs(a)                        22,600        813,600
      Integrated Device Technology(a)                   37,700      1,248,812
      Intel Corp                                       147,900      4,446,244
      Linear Technology                                126,400      5,846,000
      Maxim Integrated Products(a)                     122,300      5,847,469
      Microchip Technology(a)                          108,750      2,385,703
      Micron Technology(a)                             133,700      4,746,350
      New Focus(a)                                      53,200      1,848,700
      PMC-Sierra Inc(a)                                 17,600      1,383,800
      QLogic Corp(a)                                    41,700      3,210,900
      RF Micro Devices(a)                               90,400      2,480,350
      SDL Inc(a)                                        41,800      6,194,238
      Texas Instruments                                 20,900        990,138
      United Microelectronics ADR
        Representing 5 Ord Shrs(a)                      85,700        707,025
      Vitesse Semiconductor(a)                         118,900      6,576,656
      Xilinx Inc(a)                                     73,700      3,399,413
================================================================================
                                                                   69,264,558
1.49  ENTERTAINMENT
      America Online(a)                                125,800      4,377,840
      Gemstar-TV Guide International(a)                 51,500      2,375,437
================================================================================
                                                                    6,753,277
1.23  EQUIPMENT--SEMICONDUCTOR
      ASM Lithography Holding NV New York
        Registered Shrs(a)                              68,500      1,545,531
      KLA-Tencor Corp(a)                                80,400      2,708,475
      Teradyne Inc(a)                                   36,200      1,348,450
================================================================================
                                                                    5,602,456
1.37  MANUFACTURING--DIVERSIFIED
      Corning Inc                                      117,600      6,210,750
================================================================================
0.63  NATURAL GAS
      Enron Corp                                        34,400      2,859,500
================================================================================

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
1.72  SERVICES--COMPUTER SYSTEMS
      Ariba Inc(a)                                       7,200  $     386,100
      Commerce One(a)                                   88,700      2,245,219
      Sapient Corp(a)                                  105,200      1,255,825
      VeriSign Inc(a)                                   52,657      3,906,491
================================================================================
                                                                    7,793,635
2.99  SERVICES--DATA PROCESSING
      Automatic Data Processing                         91,200      5,774,100
      Fiserv Inc(a)                                    164,900      7,822,444
================================================================================
                                                                   13,596,544
1.76  SERVICES--PAYROLL PROCESSING
      Paychex Inc                                      164,800      8,013,400
================================================================================
2.27  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)            119,800      2,965,050
      NTT DoCoMo                                            40        690,018
      Proxim Inc(a)                                     67,600      2,906,800
      VoiceStream Wireless(a)                           37,100      3,733,188
================================================================================
                                                                   10,295,056
1.29  TELECOMMUNICATIONS--LONG DISTANCE
      Qwest Communications International(a)            143,271      5,874,111
================================================================================
1.06  TELEPHONE
      Amdocs Ltd(a)                                     72,680      4,815,050
================================================================================
      TOTAL COMMON STOCKS (Cost $494,241,390)                     406,518,892
================================================================================
0.10  OTHER SECURITIES
0.10  FINANCIAL--DIVERSIFIED
      BlueStream Ventures LP(a)(b)(d)(Cost $450,000)   450,000        450,000
================================================================================
10.46 SHORT-TERM INVESTMENTS
4.40  COMMERCIAL PAPER
4.40  CONSUMER FINANCE
      Ford Motor Credit, 6.530%, 1/2/2001
        (Cost $20,000,000)                         $20,000,000     20,000,000
================================================================================
6.06  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/29/2000 due 1/2/2001 at 5.900%,
        repurchased at $27,575,065 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value $28,102,661)
        (Cost $27,557,000)                         $27,557,000     27,557,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $47,557,000)              47,557,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $542,248,390)
       (Cost for Income Tax Purposes $555,277,886)              $ 454,525,892
================================================================================
TELECOMMUNICATIONS FUND
87.40 COMMON STOCKS
2.46  BROADCASTING
      EchoStar Communications Class A Shrs(a)          114,420  $   2,603,055
      General Motors Class H Shrs(a)                   116,600      2,681,800
================================================================================
                                                                    5,284,855

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
18.14 COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                         93,400    $ 1,692,875
      Alcatel SA                                 FR     45,800      2,601,598
      Asia Global Crossing Ltd Class A Shrs(a)   BD    277,800      1,823,063
      Avanex Corp(a)                                     5,800        345,462
      CIENA Corp(a)                                     81,000      6,581,250
      Comverse Technology(a)                            52,800      5,735,400
      Corvis Corp(a)                                    52,950      1,260,872
      Finisar Corp(a)                                   20,400        591,600
      JDS Uniphase(a)                                   36,560      1,524,095
      Metasolv Software(a)                              17,400        158,775
      Metromedia Fiber Network Class A Shrs(a)          95,880        970,785
      Nokia Corp Sponsored ADR
        Representing Ord Shrs                    FI     89,370      3,887,595
      Nortel Networks                            CA     58,940      1,889,764
      QUALCOMM Inc(a)                                   21,040      1,729,225
      Research in Motion Ltd(a)                  CA     24,400      1,952,000
      Scientific-Atlanta Inc                            17,960        584,823
      Tekelec(a)                                       152,100      4,563,000
      Tellabs Inc(a)                                    17,900      1,011,350
================================================================================
                                                                   38,903,532
2.91  COMPUTER SOFTWARE & SERVICES
      Inktomi Corp(a)                                   28,080        501,930
      Internap Network Services(a)                     116,600        845,350
      Micromuse Inc(a)                                  46,000      2,776,531
      Openwave Systems(a)                               37,234      1,784,905
      TIBCO Software(a)                                  6,800        325,975
================================================================================
                                                                    6,234,691
6.31  COMPUTERS--NETWORKING
      Cisco Systems(a)                                  78,180      2,990,385
      Extreme Networks(a)                               36,600      1,431,975
      Juniper Networks(a)                               52,200      6,580,462
      ONI Systems(a)                                    33,000      1,305,563
      Redback Networks(a)                               29,760      1,220,160
================================================================================
                                                                   13,528,545
4.34  COMPUTERS--PERIPHERALS
      EMC Corp(a)                                      116,440      7,743,260
      Handspring Inc(a)                                 20,900        813,794
      Palm Inc(a)                                       26,400        747,450
================================================================================
                                                                    9,304,504
4.54  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                      CA          45,400      2,462,950
      Flextronics International Ltd(a)      SN          95,700      2,727,450
      Furukawa Electric Ltd                 JA         126,900      2,216,861
      Sanmina Corp(a)                                   30,400      2,329,400
================================================================================
                                                                    9,736,661
8.15  ELECTRONICS--SEMICONDUCTORS
      Applied Micro Circuits(a)                         94,060      7,058,909
      Conexant Systems(a)                               33,100        508,912
      New Focus(a)                                      26,700        927,825
      PMC-Sierra Inc(a)                                 17,440      1,371,220
      SDL Inc(a)                                        35,660      5,284,366
      Vitesse Semiconductor(a)                          41,880      2,316,488
================================================================================
                                                                   17,467,720

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
3.24  ENTERTAINMENT
      America Online(a)                                135,760  $   4,724,448
      Gemstar-TV Guide International(a)                 47,970      2,212,616
================================================================================
                                                                    6,937,064
2.56  MANUFACTURING--DIVERSIFIED
      Corning Inc                                      103,800      5,481,937
================================================================================
0.53  RETAIL--COMPUTERS & ELECTRONICS
      RadioShack Corp                                   26,340      1,127,681
================================================================================
1.04  SERVICES--DATA PROCESSING
      CSG Systems International(a)                      47,330      2,221,552
================================================================================
10.37 TELECOMMUNICATIONS--CELLULAR & WIRELESS
      China Mobile Ltd(a)                        HK    511,100      2,791,428
      Crown Castle International(a)                     84,320      2,281,910
      Leap Wireless International(a)                    26,300        657,500
      Nextel Communications Class A Shrs(a)             76,900      1,903,275
      Nextel Partners Class A Shrs(a)                  213,000      3,581,063
      NTT DoCoMo                                 JA        161      2,777,321
      Spectrasite Holdings(a)                           52,400        694,300
      Telecom Italia Mobile SpA                  IT    225,510      1,799,716
      Vodafone Group PLC                         UK    852,026      3,124,617
      VoiceStream Wireless(a)                           16,800      1,690,500
      Winstar Communications(a)                         80,740        943,649
================================================================================
                                                                    22,245,279
5.24  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                            131,115      2,919,357
      Completel Europe NV(a)                     NL     50,200        172,977
      Exodus Communications(a)                          62,500      1,250,000
      KPNQwest NV Class C Shrs(a)                NL     28,900        547,294
      Qwest Communications International(a)            154,890      6,350,490
================================================================================
                                                                   11,240,118
17.57 TELEPHONE
      Amdocs Ltd(a)                                    104,570      6,927,763
      AT&T Canada Class B
        Depository Receipts(a)                   CA     61,120      1,783,940
      BellSouth Corp                                   125,260      5,127,831
      COLT Telecom Group PLC(a)                  UK     37,600        808,803
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)               UK     14,120      1,239,030
      Illuminet Holdings(a)                             35,800        821,163
      McLeodUSA Inc Class A Shrs(a)                    301,050      4,252,331
      SBC Communications                               107,240      5,120,710
      Time Warner Telecom Class A Shrs(a)               99,900      6,337,406
      WorldCom Inc(a)                                  106,900      1,503,281
      XO Communications Class A Shrs(a)                211,200      3,762,000
================================================================================
                                                                   37,684,258
      TOTAL COMMON STOCKS (Cost $234,150,784)                     187,398,397
================================================================================
0.10  FIXED INCOME SECURITIES
0.10  CORPORATE BONDS
0.10  TELECOMMUNICATIONS--LONG DISTANCE
      Esat Telecom Group PLC, Sr
        Deferred Step-Up Notes, Zero Coupon(c)
        2/1/2007 (Amortized Cost $232,182)       IE $  235,000        223,250
================================================================================

                                            COUNTRY  SHARES OR
                                            CODE IF  PRINCIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
0.26  OTHER SECURITIES
0.26  FINANCIAL--DIVERSIFIED
      BlueStream Ventures LP(a)(b)(d)
        (Cost $562,000)                                562,500  $     562,500
================================================================================
12.24 SHORT-TERM INVESTMENTS
3.73  COMMERCIAL PAPER
3.73  CONSUMER FINANCE
      Ford Motor Credit, 6.530%, 1/2/2001
        (Cost $8,000,000)                           $8,000,000      8,000,000
================================================================================
2.40  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund, 6.469% (Cost $5,138,745)       5,138,745      5,138,745
================================================================================
6.11  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/29/2000 due 1/2/2001 at 5.900%,
        repurchased at $13,105,586 (Collateralized
        by US Treasury Inflationary  Index Bonds,
        due 4/15/2029 at 3.875%, value $13,371,558)
        (Cost $13,097,000)                         $13,097,000     13,097,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS (Cost $26,235,745)             26,235,745
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $261,181,211)
       (Cost for Income Tax Purposes $264,511,643)              $ 214,419,892
================================================================================

(a)Security is non-income producing.

(b)The Technology and Telecommunications Funds have $1,050,000 and $1,312,500, respectively, in remaining commitments to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.

(c)Step-up bonds are obligations which increase the interest payment at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(d)The following are restricted securities at December 31, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       VALUE AS
                                           ACQUISITION  ACQUISITION        % OF
DESCRIPTION                                       DATE         COST  NET ASSETS
--------------------------------------------------------------------------------
TECHNOLOGY FUND
BlueStream Ventures LP                        8/3/00 -
                                              10/24/00    $450,000        0.10%
================================================================================
TELECOMMUNICATIONS FUND
BlueStream Ventures LP                        8/3/00 -
                                              10/24/00    $562,500        0.27%
================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY
                                                               % OF
                                             COUNTRY     INVESTMENT
COUNTRY                                         CODE     SECURITIES       VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
Bermuda                                           BD       0.85%  $   1,823,063
Canada                                            CA       3.77       8,088,654
Finland                                           FI       1.81       3,887,595
France                                            FR       1.21       2,601,598
Hong Kong                                         HK       1.30       2,791,428
Ireland                                           IE       0.11         223,250
Italy                                             IT       0.84       1,799,716
Japan                                             JA       2.33       4,994,182
Netherlands                                       NL       0.34         720,271
Singapore                                         SN       1.27       2,727,450
United Kingdom                                    UK       2.41       5,172,450
United States                                             83.76     179,590,235
================================================================================
                                                         100.00%  $ 214,419,892
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                                             FINANCIAL
                                                                DYNAMICS      SERVICES   HEALTH SCIENCES
                                                                    FUND          FUND              FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                $186,589,218 $ 193,801,295     $ 330,355,850
==========================================================================================================
  At Value(a)                                               $172,329,271 $ 220,865,130     $ 370,674,826
Cash                                                                   0             0               569
Receivables:
  Investment Securities Sold                                   1,230,214             0         8,294,591
  Fund Shares Sold                                             2,537,908     2,346,274         4,422,055
  Dividends and Interest                                          54,263       200,525           111,015
Prepaid Expenses and Other Assets                                  6,530         7,111            11,189
==========================================================================================================
TOTAL ASSETS                                                 176,158,186   223,419,040       383,514,245
==========================================================================================================
LIABILITIES
Payables:
  Custodian                                                      292,281         2,528                 0
  Investment Securities Purchased                                      0     2,714,204        29,499,203
  Fund Shares Repurchased                                      5,252,626       379,405           612,577
Accrued Expenses and Other Payables                                3,738         6,996             4,258
==========================================================================================================
TOTAL LIABILITIES                                              5,548,645     3,103,133        30,116,038
==========================================================================================================
NET ASSETS AT VALUE                                        $ 170,609,541 $ 220,315,907     $ 353,398,207
==========================================================================================================
NET ASSETS
Paid-in Capital(b)                                         $ 198,852,393 $ 194,854,465     $ 327,802,453
Accumulated Undistributed Net Investment Income (Loss)              (471)      614,375         1,156,879
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions               (13,982,440)   (2,216,882)      (15,880,154)
Net Appreciation (Depreciation) of Investment Securities and
  Foreign Currency Transactions                              (14,259,941)   27,063,949        40,319,029
==========================================================================================================
NET ASSETS AT VALUE                                        $ 170,609,541 $ 220,315,907     $ 353,398,207
==========================================================================================================
Shares Outstanding                                             9,371,137    15,917,361        16,916,763
NET ASSET VALUE, Offering and Redemption Price per Share   $       18.21 $       13.84     $       20.89
==========================================================================================================

(a)Investment securities at cost and value at December 31, 2000 include repurchase agreements of $5,492,000, $6,200,000 and $7,411,000 for Dynamics, Financial Services and Health Sciences Funds, respectively.

(b)The Fund has 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Dynamics Fund, 100 million have been allocated to Financial Services Fund and 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2000

                                                          TECHNOLOGY       TELECOMMUNICATIONS
                                                                FUND                     FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                            $542,248,390             $261,181,211
===============================================================================================
  At Value(a)                                           $454,525,892             $214,419,892
Cash                                                           5,637                      547
Foreign Currency (Cost $0 and $23,598, respectively)               0                   23,855
Receivables:
  Investment Securities Sold                               2,043,213                  996,237
  Fund Shares Sold                                         1,899,156                   36,773
  Dividends and Interest                                      43,679                   23,797
Prepaid Expenses and Other Assets                             18,445                    9,145
===============================================================================================
TOTAL ASSETS                                             458,536,022              215,510,246
===============================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                            254,996                  913,764
  Fund Shares Repurchased                                 14,500,273                6,944,167
Accrued Expenses and Other Payables                            8,157                    8,283
===============================================================================================
TOTAL LIABILITIES                                         14,763,426                7,866,214
===============================================================================================
NET ASSETS AT VALUE                                     $443,772,596             $207,644,032
===============================================================================================
NET ASSETS
Paid-in Capital(b)                                      $666,045,422             $302,892,536
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                       (267,307)                  (1,453)
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions          (134,283,023)             (48,486,390)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                      (87,722,496)             (46,760,661)
===============================================================================================
NET ASSETS AT VALUE                                     $443,772,596             $207,644,032
===============================================================================================
Shares Outstanding                                        15,644,186               17,142,589
NET ASSET VALUE, Offering and
  Redemption Price per Share                            $      28.37             $      12.11
===============================================================================================

(a)Investment securities at cost and value at December 31, 2000 include repurchase agreements of $27,557,000 and $13,097,000 for Technology and Telecommunications Funds, respectively.

(b)The Fund has 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Technology Fund and 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                                      FINANCIAL       HEALTH
                                                         DYNAMICS      SERVICES     SCIENCES
                                                             FUND          FUND         FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $    160,701 $  1,054,359  $    489,290
Dividends from Affiliated Investment Companies             156,570      113,353       360,460
Interest                                                   706,503      453,457     1,840,203
  Foreign Taxes Withheld                                    (1,678)      (6,508)       (4,816)
===============================================================================================
  TOTAL INCOME                                           1,022,096    1,614,661     2,685,137
===============================================================================================
EXPENSES
Investment Advisory Fees                                   928,420      695,422     1,158,767
Administrative Services Fees                               338,042      255,716       419,439
Custodian Fees and Expenses                                 40,935       21,406        35,587
Directors' Fees and Expenses                                11,915        8,610        12,403
Interest Expenses                                                0        9,843           117
Professional Fees and Expenses                              19,039       17,455        20,022
Registration Fees and Expenses                                 451          169           186
Reports to Shareholders                                     12,237        5,509        12,127
Transfer Agent Fees                                          5,000        5,000         5,000
Other Expenses                                               2,798        2,182         3,364
===============================================================================================
  TOTAL EXPENSES                                         1,358,837    1,021,312     1,667,012
  Fees and Expenses Absorbed by Investment Adviser          (1,028)        (430)         (302)
  Fees and Expenses Paid Indirectly                        (39,546)     (21,218)      (34,544)
===============================================================================================
     NET EXPENSES                                        1,318,263      999,664     1,632,166
===============================================================================================
NET INVESTMENT INCOME (LOSS)                              (296,167)     614,997     1,052,971
===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                (13,715,468)  (2,139,873)  (15,553,493)
  Foreign Currency Transactions                            (15,165)     (59,820)      (59,339)
===============================================================================================
     Total Net Realized Loss                           (13,730,633)  (2,199,693)  (15,612,832)
===============================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                (19,151,895)  27,017,853    39,423,600
  Foreign Currency Transactions                                445          114       (13,558)
===============================================================================================
     Total Net Appreciation (Depreciation)             (19,151,450)   27,017,967   39,410,042
===============================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                        (32,882,083)   24,818,274   23,797,210
===============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                     $(33,178,250) $ 25,433,271 $ 24,850,181
===============================================================================================

See Notes to Financial Statements
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

                                                  TECHNOLOGY       TELECOMMUNICATIONS
                                                        FUND                     FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                     $      183,182           $      331,890
Dividends from Affiliated Investment Companies       663,307                  377,626
Interest                                           2,056,930                1,366,449
  Foreign Taxes Withheld                             (10,828)                 (12,500)
=======================================================================================
  TOTAL INCOME                                     2,892,591                2,063,465
=======================================================================================
EXPENSES
Investment Advisory Fees                           3,127,126                1,760,524
Administrative Services Fees                       1,156,628                  632,052
Custodian Fees and Expenses                           63,954                   52,802
Directors' Fees and Expenses                          19,222                   14,468
Interest Expenses                                     12,183                    3,889
Professional Fees and Expenses                        25,829                   21,688
Registration Fees and Expenses                         1,167                      892
Reports to Shareholders                               20,754                    6,760
Transfer Agent Fees                                    5,000                    5,000
Other Expenses                                         9,263                    5,348
=======================================================================================
  TOTAL EXPENSES                                   4,441,126                2,503,423
  Fees and Expenses Absorbed by Investment Adviser    (2,662)                  (1,364)
  Fees and Expenses Paid Indirectly                  (61,963)                 (50,657)
=======================================================================================
   NET EXPENSES                                    4,376,501                2,451,402
=======================================================================================
NET INVESTMENT LOSS                               (1,483,910)                (387,937)
=======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                         (133,916,635)             (47,664,290)
  Foreign Currency Transactions                      (44,893)                (731,574)
=======================================================================================
     Total Net Realized Loss                    (133,961,528)             (48,395,864)
=======================================================================================
Change in Net Depreciation of:
  Investment Securities                         (109,010,858)             (58,922,675)
  Foreign Currency Transactions                     (373,379)                (613,694)
=======================================================================================
     Total Net Depreciation                     (109,384,237)             (59,536,369)
=======================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                 (243,345,765)            (107,932,233)
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATION     $ (244,829,675)          $  108,320,170)
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                                                FINANCIAL SERVICES
                                                   DYNAMICS FUND                       FUND
                                                                                 YEAR         PERIOD
                                                                                ENDED          ENDED
                                                 YEAR ENDED DECEMBER 31   DECEMBER 31    DECEMBER 31
------------------------------------------------------------------------------------------------------
                                                   2000          1999            2000        1999(a)
OPERATIONS
Net Investment Income (Loss)              $    (296,167)  $     1,732   $     614,997   $      8,846
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                              (13,730,633)      (66,357)     (2,199,693)       134,556
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign
  Currency Transactions                     (19,151,450)    4,831,517      27,017,967         45,982
======================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    (33,178,250)    4,766,892      25,433,271        189,384
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                 0        (1,730)         (9,474)             0
In Excess of Net Investment Income                    0        (4,078)              0              0
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions (177,322)            0        (151,739)             0
======================================================================================================
TOTAL DISTRIBUTIONS                            (177,322)       (5,808)       (161,213)             0
======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares               344,065,112    34,477,477     297,193,222     14,141,157
Reinvestment of Distributions                   177,322         5,808         161,213              0
======================================================================================================
                                            344,242,434    34,483,285     297,354,435     14,141,157
Amounts Paid for Repurchases of Shares     (169,944,328)   (9,885,578)   (111,489,519)    (5,399,608)
======================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                   174,298,106    24,597,707     185,864,916      8,741,549
======================================================================================================
TOTAL INCREASE IN NET ASSETS                140,942,534    29,358,791     211,136,974      8,930,933
NET ASSETS
Initial Subscription                                 --            --              --        248,000
Beginning of Period                          29,667,007       308,216       9,178,933             --
======================================================================================================
End of Period                             $ 170,609,541   $29,667,007   $ 220,315,907   $  9,178,933
======================================================================================================
Accumulated Undistributed (Distributions
  in Excess of) Net Investment Income
  (Loss) Included in Net Assets
  at End of Period                        $        (471)  $       (16)  $     614,375   $      8,846

                  --------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                 --            --              --         24,800
Shares Sold                                  16,283,356     2,115,404      24,667,757      1,317,359
Shares Issued from Reinvestment
  of Distributions                               10,425           350          12,757              0
======================================================================================================
                                             16,293,781     2,115,754      24,680,514      1,342,159
Shares Repurchased                           (8,492,688)     (571,073)     (9,590,064)      (515,248)
======================================================================================================
NET INCREASE IN FUND SHARES                   7,801,093     1,544,681      15,090,450        826,911
======================================================================================================

(a)From September 21, 1999, commencement of investment operations, through December 31, 1999.

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                 HEALTH SCIENCES FUND             TECHNOLOGY FUND
                                                YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
------------------------------------------------------------------------------------------------------
                                                   2000          1999            2000           1999
OPERATIONS
Net Investment Income (Loss)              $   1,052,971  $     11,787   $  (1,483,910) $     (51,696)
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                              (15,612,832)      169,272    (133,961,528)       857,691
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign
  Currency Transactions                      39,410,042       505,246    (109,384,237)    21,387,477
======================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                     24,850,181       686,305    (244,829,675)    22,193,472
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                           (30,299)       (5,893)              0              0
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions (299,479)            0      (1,037,917)             0
======================================================================================================
TOTAL DISTRIBUTIONS                            (329,778)       (5,893)     (1,037,917)             0
======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares               444,210,282    19,779,104   1,260,494,342    103,325,672
Reinvestment of Distributions                   329,778         5,893       1,037,917              0
======================================================================================================
                                            444,540,060    19,784,997   1,261,532,259    103,325,672
Amounts Paid for Repurchases of Shares     (127,313,779)  (11,191,495)   (665,883,628)   (33,104,826)
======================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                   317,226,281     8,593,502     595,648,631     70,220,846
======================================================================================================
TOTAL INCREASE IN NET ASSETS                341,746,684     9,273,914     349,781,039     92,414,318
NET ASSETS
Beginning of Period                          11,651,523     2,377,609      93,991,557      1,577,239
======================================================================================================
End of Period                             $ 353,398,207  $ 11,651,523  $  443,772,596  $  93,991,557
======================================================================================================
Accumulated Undistributed Net Investment
  Income (Loss) Included in Net Assets at
  End of Period                           $   1,156,879  $     11,775  $     (267,307) $         (74)

          --------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                  23,110,382     1,318,340      30,159,553      3,731,704
Shares Issued from Reinvestment
  of Distributions                               16,629           392          36,884              0
======================================================================================================
                                             23,127,011     1,318,732      30,196,437      3,731,704
Shares Repurchased                           (6,937,598)     (746,864)    (17,083,736)    (1,310,179)
======================================================================================================
NET INCREASE IN FUND SHARES                  16,189,413       571,868      13,112,701      2,421,525
======================================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                                      TELECOMMUNICATIONS FUND

                                                                  YEAR                     PERIOD
                                                                 ENDED                      ENDED
                                                           DECEMBER 31                DECEMBER 31
---------------------------------------------------------------------------------------------------
                                                                  2000                    1999(a)
OPERATIONS
Net Investment Income (Loss)                            $     (387,937)             $   8,131
Net Realized Gain (Loss) on Investment Securities and
  Foreign Currency Transactions                            (48,395,864)               509,096
Change in Net Appreciation (Depreciation)of
  Investment Securities and Foreign Currency Transactions  (59,536,369)            12,775,708
======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     (108,320,170)            13,292,935
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income                              (8,807)                     0
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           (600,468)                     0
======================================================================================================
TOTAL DISTRIBUTIONS                                           (609,275)                     0
======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              672,016,660             70,669,026
Reinvestment of Distributions                                  609,275                      0
======================================================================================================
                                                           672,625,935             70,669,026
Amounts Paid for Repurchases of Shares                    (423,702,240)           (16,560,179)
======================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                  248,923,695            54,108,847
======================================================================================================
TOTAL INCREASE IN NET ASSETS                               139,994,250            67,401,782
NET ASSETS
Initial Subscription                                                --               248,000
Beginning of Period                                         67,649,782                    --
======================================================================================================
End of Period                                           $  207,644,032          $ 67,649,782
======================================================================================================
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income (Loss) Included in Net Assets
  at End of Period                                      $       (1,453)         $      8,131

                 --------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                                --                24,800
Shares Sold                                                 38,533,597             5,225,874
Shares Issued from Reinvestment of Distributions                50,067                     0
======================================================================================================
                                                            38,583,664             5,250,674
Shares Repurchased                                         (25,554,193)           (1,137,556)
======================================================================================================
NET INCREASE IN FUND SHARES                                 13,029,471             4,113,118
======================================================================================================

(a)From September 21, 1999, commencement of investment operations, through December 31, 1999.

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO Variable Investment Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Dynamics Fund, Financial Services Fund, Health Sciences Fund, Technology Fund and Telecommunications Fund (individually the "Fund" and collectively, the "Funds", presented herein), Blue Chip Growth Fund, Equity Income Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (formerly Realty Fund), Small Company Growth Fund, Total Return Fund and Utilities Fund. The investment objectives of the Funds are: To seek appreciation of capital for Dynamics Fund; to seek capital appreciation through investments in specific business sectors for Financial Services, Health Sciences and Technology Funds; and to seek capital appreciation and income on securities principally engaged in a specific business sector for Telecommunications Fund. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2000, each Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, Dynamics, Health Sciences, Technology and Telecommunications Funds had $8,020,977, $7,636,806, $71,523,080 and
$30,490,646, respectively, in net capital loss carryovers which expire in the year 2008.

Dynamics, Health Sciences, Technology and Telecommunications Funds incurred and elected to defer post-October 31 net capital losses of $4,617,893, $3,446,713, $49,995,847 and $14,665,312, respectively, to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2000, 0.20%, 4.57% and 1.07% for Financial Services, Health Sciences and Telecommunications Funds, respectively, qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

For the year ended December 31, 2000, the effects of such differences were as follows:

                                                 ACCUMULATED
                                 ACCUMULATED   UNDISTRIBUTED
                               UNDISTRIBUTED    NET REALIZED
                              NET INVESTMENT  GAIN/(LOSS) ON
                                      INCOME      INVESTMENT           PAID-IN
FUND                                  (LOSS)      SECURITIES           CAPITAL
--------------------------------------------------------------------------------
Dynamics Fund                     $  295,712      $       52        $ (295,764)
Financial Services Fund                    6              (6)                0
Health Sciences Fund                 122,432        (122,581)              149
Technology Fund                    1,216,677           1,381        (1,218,058)
Telecommunications Fund              387,160             846          (388,006)

Net investment income (loss), net realized gains (losses) and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Dynamics Fund is based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets in excess of $8 billion. The fee for Financial Services and Telecommunications Funds are based on the annual rate of 0.75% of average net assets. The fee for Health Sciences and Technology Funds are based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per Fund per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by each Fund for the year ended December 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                 PURCHASES           SALES
--------------------------------------------------------------------------------
Dynamics Fund                                     $237,175,463     $62,960,249
Financial Services Fund                            260,263,254      97,333,455
Health Sciences Fund                               466,505,825     183,990,308
Technology Fund                                    879,283,063     312,517,180
Telecommunications Fund                            341,062,800     103,075,107

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                           NET
                                       GROSS           GROSS      APPRECIATION
FUND                            APPRECIATION    DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
Dynamics Fund                     $19,758,816    $35,362,333      $(15,603,517)
Financial Services Fund            27,176,924      2,492,451        24,684,473
Health Sciences Fund               39,124,013      3,601,672        35,522,341
Technology Fund                    21,844,278    122,596,272      (100,751,994)
Telecommunications Fund            11,757,644     61,849,395       (50,091,751)

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses, for the year ended December 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    UNFUNDED
                                     PENSION         ACCRUED          PENSION
FUND                                EXPENSES   PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
Dynamics Fund                     $      455      $        0       $      469
Financial Services Fund                  308               0              308
Health Sciences Fund                     641               0              698
Technology Fund                        1,567               0            1,639
Telecommunications Fund                  782               0              822


The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending Funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended December 31, 2000, Financial Services and Technology Fund borrowed cash at a weighted average rate ranging from of 6.41% to 6.60%. During that period, Telecommunications Fund lent cash at a rate of 6.66%. At December 31, 2000, there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 2000, there were no such borrowings for any Fund.

                   -----------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Dynamics Fund, INVESCO Variable Financial Services Fund, INVESCO Variable Health Sciences Fund, INVESCO Variable Technology Fund and INVESCO Variable Telecommunications Fund (five of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31,
2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

FINANCIAL HIGHLIGHTS

DYNAMICS FUND
-----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 PERIOD
                                                                                 ENDED
                                                       YEAR ENDED DECEMBER 31    DECEMBER 31
-----------------------------------------------------------------------------------------------
                                                   2000        1999       1998      1997(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period        $    18.90  $    12.15  $   10.34  $    10.00
===============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                   (0.00)       0.00      (0.00)       0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (0.67)       6.75       1.98        0.32
===============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (0.67)       6.75       1.98        0.34
===============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)            0.00        0.00       0.02        0.00
In Excess of Net Investment Income(c)              0.00        0.00       0.00        0.00
Distributions from Capital Gains                   0.00        0.00       0.15        0.00
In Excess of Capital Gains                         0.02        0.00       0.00        0.00
===============================================================================================
TOTAL DISTRIBUTIONS                                0.02        0.00       0.17        0.00
===============================================================================================
Net Asset Value--End of Period               $    18.21  $    18.90  $   12.15  $    10.34
===============================================================================================

TOTAL RETURN(d)                                   (3.55%)     55.60%     19.35%       3.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)     $  170,610  $   29,667  $     308  $      257
Ratio of Expenses to Average
  Net Assets(f)(g)                                 1.09%       1.26%      1.45%       0.52%(h)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(f)                        (0.24%)      0.04%     (0.64%)      0.63%(h)
Portfolio Turnover Rate                              58%         70%        55%         28%(e)

(a)From August 25, 1997, commencement of investment operations, through December, 31 1997.
(b)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 2000, 1999 and 1998.
(c)Distributions from net investment income and in excess of net investment income aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(d)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e)Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09%, 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.24%), (0.95%), (13.95%) and (33.03%) (annualized), respectively.
(g)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(h)Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR       PERIOD
                                                             ENDED        ENDED
                                                       DECEMBER 31  DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000         1999(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                 $    11.10    $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.03         0.01
Net Gains on Securities (Both Realized and Unrealized)     2.72         1.09
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           2.75         1.10
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)                    0.00         0.00
Distributions In Excess of Capital Gains                   0.01         0.00
================================================================================
TOTAL DISTRIBUTIONS                                        0.01         0.00
================================================================================
Net Asset Value--End of Period                       $    13.84    $   11.10
================================================================================

TOTAL RETURN(c)                                           24.80%       11.00%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)            $  220,316    $   9,179
Ratio of Expenses to Average Net Assets(e)(f)              1.09%        1.39%(g)
Ratio of Net Investment Income to Average Net Assets(e)    0.66%        0.67%(g)
Portfolio Turnover Rate                                     114%          37%(d)

(a)From September 21, 1999, commencement of investment operations, through December 31, 1999.
(b)Distributions from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(c)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d)Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09% and 2.48% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.66% and (0.42%)(annualized), respectively.
(f)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g)Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND
-----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 PERIOD
                                                                                 ENDED
                                                       YEAR ENDED DECEMBER 31    DECEMBER 31
-----------------------------------------------------------------------------------------------
                                                   2000        1999       1998      1997(a)

PER SHARE DATA
Net Asset Value--Beginning of Period         $    16.02  $    15.29  $   11.04  $  10.00
===============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                              0.05        0.02       0.05      0.10
Net Gains on Securities
  (Both Realized and Unrealized)                   4.84        0.72       4.66      0.94
===============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   4.89        0.74       4.71      1.04
===============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)            0.00        0.01       0.03      0.00
Distributions from Capital Gains                   0.00        0.00       0.34      0.00
In Excess of Net Realized Gains                    0.02        0.00       0.09      0.00
===============================================================================================
TOTAL DISTRIBUTIONS                                0.02        0.01       0.46      0.00
===============================================================================================
Net Asset Value--End of Period               $    20.89  $    16.02  $   15.29  $  11.04
===============================================================================================

TOTAL RETURN(d)                                   30.54%       4.86%     42.85%    10.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)     $  353,398  $   11,652  $   2,378  $    423
Ratio of Expenses to Average Net Assets(f)(g)      1.07%       1.48%      1.27%     0.60%(h)
Ratio of Net Investment Income to
  Average Net Assets(f)                            0.68%       0.36%      0.35%     2.34%(h)
Portfolio Turnover Rate                             145%        173%       107%      112%(e)

(a) From May 22, 1997, commencement of investment operations, through December, 31 1997.
(b)The per share information was computed based on average shares for the year ended December 31, 1998.
(c)Dividends from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e)Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.07%, 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.68%, (1.01%), (2.58%) and (18.51%) (annualized), respectively.
(g)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(h)Annualized

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND
-----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 PERIOD
                                                                                 ENDED
                                                       YEAR ENDED DECEMBER 31    DECEMBER 31
-----------------------------------------------------------------------------------------------
                                                   2000        1999       1998      1997(a)
PER SHARE DATA
Net Asset Value--Beginning of Period         $    37.13  $    14.34  $   11.49  $  10.00
===============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                   (0.01)      (0.00)     (0.03)     0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (8.68)      22.79       2.96      1.44
===============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (8.69)      22.79       2.93      1.49
===============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.00        0.00       0.01      0.00
In Excess of Net Investment Income                 0.00        0.00       0.01      0.00
Distributions from Capital Gains                   0.00        0.00       0.06      0.00
In Excess of Capital Gains                         0.07        0.00       0.00      0.00
===============================================================================================
TOTAL DISTRIBUTIONS                                0.07        0.00       0.08      0.00
===============================================================================================
Net Asset Value--End of Period               $    28.37  $    37.13  $   14.34  $  11.49
===============================================================================================

TOTAL RETURN(c)                                  (23.42%)    158.93%     25.69%    14.80%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)     $  443,773  $   93,992  $   1,577  $    414
Ratio of Expenses to Average
  Net Assets(e)(f)                                 1.02%       1.31%      1.40%     0.48%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                           (0.34%)     (0.40%)    (0.14%)    0.95%(g)
Portfolio Turnover Rate                              82%         95%       239%      102%(d)

(a)From May 21, 1997, commencement of investment operations, through December, 31 1997.
(b)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(c)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d)Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.02%, 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.34%), (0.61%), (5.21%) and (17.82%) (annualized), respectively.
(f)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g)Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR        PERIOD
                                                           ENDED         ENDED
                                                     DECEMBER 31   DECEMBER 31
--------------------------------------------------------------------------------
                                                            2000        1999(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                  $    16.45  $    10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                            (0.00)       0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                           (4.30)       6.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (4.30)       6.45
================================================================================
LESS DISTRIBUTIONS
Distributions In Excess of Net Investment Income(c)         0.00        0.00
Distributions In Excess of Capital Gains                    0.04        0.00
================================================================================
TOTAL DISTRIBUTIONS                                         0.04        0.00
================================================================================
Net Asset Value--End of Period                        $    12.11  $    16.45
================================================================================

TOTAL RETURN(d)                                          (26.17%)      64.50%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)              $ 207,644  $    67,650
Ratio of Expenses to Average Net Assets(f)(g)              1.06%        1.27%(h)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(f)                                (0.16%)       0.11%(h)
Portfolio Turnover Rate                                      51%          15%(e)

(a)From September 21, 1999, commencement of investment operations, through December, 31 1999.
(b)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 2000 and for the period ended December 31, 1999.
(c)Distributions In Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d)Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e)Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.06% and 1.28% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.16%) and 0.10% (annualized), respectively.
(g)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(h)Annualized